                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-5696

                         RIVERSOURCE GLOBAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA ABSOLUTE
RETURN CURRENCY AND INCOME FUND
(FORMERLY KNOWN AS RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH POSITIVE ABSOLUTE RETURN.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   24

Notes to Financial Statements......   30

Report of Independent Registered
  Public Accounting Firm...........   45

Federal Income Tax Information.....   47

Board Members and Officers.........   48

Proxy Voting.......................   53



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares gained 0.71% (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill
  Index, which rose 0.12% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                           SINCE
                                                         INCEPTION
                                        1 YEAR  3 YEARS   06/15/06
------------------------------------------------------------------
Columbia Absolute Return Currency and
  Income Fund Class A (excluding sales
  charge)                               +0.71%   +0.09%    +2.81%
------------------------------------------------------------------
Citigroup 3-month U.S. Treasury Bill
  Index (unmanaged)                     +0.12%   +0.90%    +2.20%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
      COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                           SINCE
Without sales charge                    1 YEAR  3 YEARS  INCEPTION
Class A (inception 6/15/06)            +0.71%    +0.09%   +2.81%
------------------------------------------------------------------
Class B (inception 6/15/06)            +0.00%*   -0.64%   +2.12%
------------------------------------------------------------------
Class C (inception 6/15/06)            -0.10%    -0.66%   +2.10%
------------------------------------------------------------------
Class I (inception 6/15/06)            +1.10%    +0.47%   +3.23%
------------------------------------------------------------------
Class W (inception 12/1/06)            +0.71%    +0.03%   +2.30%
------------------------------------------------------------------
Class Z (inception 9/27/10)              N/A       N/A    -0.88%**
------------------------------------------------------------------

With sales charge
Class A (inception 6/15/06)            -2.32%    -0.92%   +2.09%
------------------------------------------------------------------
Class B (inception 6/15/06)            -5.00%    -1.59%   +1.70%
------------------------------------------------------------------
Class C (inception 6/15/06)            -1.10%    -0.66%   +2.10%
------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class W and Class Z shares. Class I is available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are offered to certain eligible investors.

 *Rounds to less than 0.01%.
**Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

MANAGER COMMENTARY  ------------------------------------------------------------

Effective Sept. 27, 2010, RiverSource Absolute Return Currency and Income Fund was renamed Columbia Absolute Return Currency and Income Fund.

Dear Shareholders,

Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares gained 0.71% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index (Citigroup Index), which rose 0.12% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
We use a two-part investment process to seek to achieve the Fund's investment objective. The first component consists of investments in primarily high quality, short-term fixed income securities with minimal interest rate risk. This component seeks to build a base of consistent income. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model.


PORTFOLIO BREAKDOWN(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------


Asset-Backed                                2.9%
------------------------------------------------
Commercial Mortgage-Backed                  1.6%
------------------------------------------------
FDIC-Insured Debt(2)                        2.3%
------------------------------------------------
Financials                                  1.3%
------------------------------------------------
Foreign Government                          1.2%
------------------------------------------------
Industrials                                 2.6%
------------------------------------------------
Residential Mortgage-Backed                 0.0%*
------------------------------------------------
Other(3)                                   88.1%
------------------------------------------------




* Rounds to less than 0.1%

(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries.

    Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments. The Fund's composition is subject to change.
(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).
(3) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
      COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY (continued)  ------------------------------------------------

The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries, relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the annual period, we were able to generate positive total return from both the Fund's investment in short-term fixed income securities and our proprietary quantitative currency model. The Fund's positioning in the Australian dollar, New Zealand dollar, Norwegian krone, British pound, and Swedish krona benefited its results for the 12 months ended Oct. 31, 2010. On the other hand, positioning in the Canadian dollar, Swiss franc, Japanese yen, and the euro detracted from Fund performance.



QUALITY BREAKDOWN(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------


AAA rating                                  8.2%
------------------------------------------------
AA rating                                   1.0%
------------------------------------------------
A rating                                    2.7%
------------------------------------------------
Non-investment grade                        0.0%*
------------------------------------------------
A1/P1/F1 short-term securities             88.1%
------------------------------------------------




* Rounds to less than 0.1%.

(1) Percentages indicated are based upon total fixed income securities.

    Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating. Rating for 0.1% of the bond portfolio assets were determined through internal analysis. For short-term securities, A1/P1/F1 represents the rating designation with the highest quality within the Standard and Poor's, Moody, and Fitch short-term credit rating scales, respectively.


--------------------------------------------------------------------------------
6  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

OUR CURRENT INVESTMENT STRATEGY
We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

OUR FUTURE STRATEGY
We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund's positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund's investments in short-term debt obligations, plus the gains, or minus the losses, resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of short-term investment grade U.S. dollar-denominated assets (if unrated, securities will be of comparable


  During the annual period, we were able to generate positive total return from both the Fund's investment in short-term fixed income securities and our proprietary quantitative currency model.






--------------------------------------------------------------------------------
      COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued)  ------------------------------------------------


quality, as determined by the investment manager). Currently, a significant majority of the underlying portfolio is invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.

Nicolas Pifer, CFA(R)
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
8  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Absolute Return Currency and Income Fund Class A shares (from 06/15/06 to 10/31/10) as compared to the performance of the Citigroup 3-month U.S. Treasury Bill Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects a maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    6/15/06
COLUMBIA ABSOLUTE RETURN AND CURRENCY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,769    $9,727    $10,949
---------------------------------------------------------------------------------
        Average annual total return                  -2.32%    -0.92%     +2.09%
---------------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(1)
        Cumulative value of $10,000                 $10,012   $10,271    $10,980
---------------------------------------------------------------------------------
        Average annual total return                  +0.12%    +0.90%     +2.20%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND LINE GRAPH)

                          COLUMBIA ABSOLUTE
                           RETURN CURRENCY
                              AND INCOME       CITIGROUP 3-MONTH
                              FUND CLASS         U.S. TREASURY
                             A (INCLUDES              BILL
                            SALES CHARGE)           INDEX(1)
                          -----------------    -----------------
6/15/06                        $ 9,700              $10,000
7/06                             9,697               10,060
10/06                            9,930               10,186
1/07                            10,226               10,314
4/07                            10,513               10,441
7/07                            10,655               10,569
10/07                           10,918               10,690
1/08                            10,729               10,788
4/08                            10,535               10,848
7/08                            10,631               10,891
10/08                           10,856               10,937
1/09                            10,817               10,952
4/09                            10,719               10,958
7/09                            10,773               10,962
10/09                           10,872               10,966
1/10                            10,981               10,969
4/10                            10,981               10,971
7/10                            11,047               10,975
10/10                           10,949               10,980




(1) The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  997.00        $ 7.47         1.50%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.45        $ 7.54         1.50%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  993.90        $11.18         2.25%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.71        $11.30         2.25%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  992.90        $11.18         2.25%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.71        $11.30         2.25%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  999.00        $ 5.48         1.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.45        $ 5.54         1.10%
-------------------------------------------------------------------------------------------

Class W
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  997.00        $ 7.62         1.53%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.30        $ 7.70         1.53%
-------------------------------------------------------------------------------------------

Class Z
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  991.20        $ 1.34         1.54%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.25        $ 7.75         1.54%
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: -0.30% for Class A, -0.61% for Class B, -0.71% for Class C, -0.10% for Class I and -0.30% for Class W.
(d) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010 of -0.88% for Class Z.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (9.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SUPRANATIONAL (1.2%)(c)
Inter-American Development Bank
 Senior Unsecured
 03-16-11                            0.492%          $2,000,000(g)         $2,001,972
-------------------------------------------------------------------------------------

ASSET-BACKED (2.8%)
Countrywide Home Equity Loan Trust
 Series 2005-H Class 2A (FGIC)
 12-15-35                            0.496              128,746(e,g)           51,371
Northstar Education Finance, Inc.
 Series 2007-1 Class A2
 01-29-46                            0.308              750,000(g)            684,375
SLM Student Loan Trust
 Series 2005-5 Class A2
 10-25-21                            0.368              730,941(g)            728,115
SLM Student Loan Trust
 Series 2005-8 Class A2
 07-25-22                            0.378              982,004(g)            979,900
SLM Student Loan Trust
 Series 2006-A Class A2
 12-15-20                            0.372              971,010(g)            963,006
SLM Student Loan Trust
 Series 2006-C Class A2
 09-15-20                            0.342              711,702(g)            702,137
SLM Student Loan Trust
 Series 2007-2 Class A2
 07-25-17                            0.288              869,606(g)            862,742
                                                                      ---------------
Total                                                                       4,971,646
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.7%)(f)
GS Mortgage Securities Corp. II
 Series 2007-EOP Class A2
 03-06-20                            0.383            1,200,000(d,g)        1,149,103
GS Mortgage Securities Corp. II
 Series 2007-EOP Class A3
 03-06-20                            0.433            1,770,000(d,g)        1,669,049
                                                                      ---------------
Total                                                                       2,818,152
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (--%)(f)
Downey Savings & Loan Association Mortgage Loan Trust
 CMO Series 2006-AR2 Class 2AB1
 11-19-37                            0.346                3,070(g)              3,054
-------------------------------------------------------------------------------------

BANKING (1.2%)
The Royal Bank of Scotland PLC
 Government Liquid Guaranteed
 05-11-12                            1.098            2,000,000(c,d,g)      2,010,680
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 10-22-08                            0.000              640,000(b,h)          136,000
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (2.7%)
John Deere Capital Corp.
 Senior Unsecured
 01-18-11                            0.989            4,500,000(g)          4,506,960
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $17,156,833)                                                       $16,448,464
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (2.4%)(i)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. AGENCIES
Bank of America Corp.
 FDIC Government Guaranty
 06-22-12                            0.490%          $2,000,000(g)         $2,008,498
General Electric Capital Corp.
 FDIC Government Guaranty
 03-11-11                            0.373            2,000,000(g)          2,001,558
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $4,000,000)                                                         $4,010,056
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (88.7%)
                                                       SHARES                VALUE(a)
Columbia Short-Term
 Cash Fund, 0.241%                                  150,791,858(j)       $150,791,858
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $150,791,858)                                                     $150,791,858
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $171,948,691)(k)                                                  $171,250,378
=====================================================================================





INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010


                                    CURRENCY TO   CURRENCY TO   UNREALIZED     UNREALIZED
COUNTERPARTY        EXCHANGE DATE   BE DELIVERED  BE RECEIVED  APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
HSBC Securities     Nov. 10, 2010     16,127,000   16,580,706     $194,431             $--
(USA), Inc.                                 (CHF)        (USD)
------------------------------------------------------------------------------------------
UBS Securities      Nov. 10, 2010     17,617,000   24,096,885           --        (411,846)
                                            (EUR)        (USD)
------------------------------------------------------------------------------------------
UBS Securities      Nov. 10, 2010        186,000      259,727          964              --
                                            (EUR)        (USD)
------------------------------------------------------------------------------------------
Goldman, Sachs &    Nov. 10, 2010  3,345,818,000   40,532,667           --      (1,047,677)
Co.                                         (JPY)        (USD)
------------------------------------------------------------------------------------------
State Street Bank   Nov. 10, 2010     24,742,291   25,674,000      382,150              --
& Trust Company                             (USD)        (AUD)
------------------------------------------------------------------------------------------
State Street Bank   Nov. 10, 2010     15,908,916   16,023,000           --        (228,894)
& Trust Company                             (USD)        (AUD)
------------------------------------------------------------------------------------------
HSBC Securities     Nov. 10, 2010     16,469,170   96,065,000           --         (71,758)
(USA), Inc.                                 (USD)        (NOK)
------------------------------------------------------------------------------------------
Barclays Bank PLC   Nov. 10, 2010     24,719,605  163,779,000           --        (210,061)
                                            (USD)        (SEK)
------------------------------------------------------------------------------------------
Total                                                             $577,545     $(1,970,236)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     AUD  -- Australian Dollar
     CHF  -- Swiss Franc
     CMO  -- Collateralized Mortgage Obligation
     EUR  -- European Monetary Unit
     JPY  -- Japanese Yen
     NOK  -- Norwegian Krone
     SEK  -- Swedish Krona




--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2010, the value of foreign securities, excluding short-term securities, represented 2.36% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $4,828,832 or 2.84% of net assets.

(e) The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

     FGIC  -- Financial Guaranty Insurance Company


(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2010.

(h)  This position is in bankruptcy.

(i) This debt is guaranteed under the FDIC's (Federal Deposit Insurance Corporation) Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(j) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(k) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $171,948,691 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                            $58,603
     Unrealized depreciation                           (756,916)
     ----------------------------------------------------------
     Net unrealized depreciation                      $(698,313)
     ----------------------------------------------------------





--------------------------------------------------------------------------------
16  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                               FAIR VALUE AT OCT. 31, 2010
                             ---------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS     INPUTS(B)        INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--       $2,001,972         $--          $2,001,972
  Asset-Backed Securities                --        4,971,646          --           4,971,646
  Commercial Mortgage-
    Backed Securities                    --        2,818,152          --           2,818,152
  Residential Mortgage-
    Backed Securities                    --            3,054          --               3,054
  Corporate Debt
    Securities                           --        6,653,640          --           6,653,640
--------------------------------------------------------------------------------------------
Total Bonds                              --       16,448,464          --          16,448,464
--------------------------------------------------------------------------------------------
Other
  FDIC-Insured Debt
    Securities                           --        4,010,056          --           4,010,056
  Affiliated Money Market
    Fund                        150,791,858               --          --         150,791,858
--------------------------------------------------------------------------------------------
Total Other                     150,791,858        4,010,056          --         154,801,914
--------------------------------------------------------------------------------------------
Investments in Securities       150,791,858       20,458,520          --         171,250,378
Derivatives(c)
  Assets
    Forward Foreign
     Currency Exchange
     Contracts                           --          577,545          --             577,545
  Liabilities
    Forward Foreign
     Currency Exchange
     Contracts                           --       (1,970,236)         --          (1,970,236)
--------------------------------------------------------------------------------------------
Total                          $150,791,858      $19,065,829         $--        $169,857,687
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
18  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $21,156,833)                      $ 20,458,520
  Affiliated money market fund (identified cost $150,791,858)              150,791,858
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $171,948,691)             171,250,378
Capital shares receivable                                                      274,424
Dividends and accrued interest receivable                                       39,715
Receivable for investment securities sold                                      936,846
Unrealized appreciation on forward foreign currency exchange contracts         577,545
--------------------------------------------------------------------------------------
Total assets                                                               173,078,908
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         584,520
Payable for investment securities purchased                                    393,385
Unrealized depreciation on forward foreign currency exchange contracts       1,970,236
Accrued investment management services fees                                      4,157
Accrued distribution fees                                                        1,020
Accrued transfer agency fees                                                    14,312
Accrued administrative services fees                                               374
Other accrued expenses                                                          91,765
--------------------------------------------------------------------------------------
Total liabilities                                                            3,059,769
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $170,019,139
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    169,805
Additional paid-in capital                                                 172,248,377
Accumulated net investment loss                                                 (8,707)
Accumulated net realized gain (loss)                                          (299,332)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        (2,091,004)
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $170,019,139
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                  NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $62,208,913            6,219,687                      $10.00(1)
Class B          $ 1,006,359              102,217                      $ 9.85
Class C          $ 4,702,587              478,184                      $ 9.83
Class I          $38,718,422            3,837,044                      $10.09
Class W          $63,368,675            6,341,968                      $ 9.99
Class Z          $    14,183                1,405                      $10.09
-----------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.31. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Interest                                                           $   186,608
Income distributions from affiliated money market fund                 392,201
------------------------------------------------------------------------------
Total income                                                           578,809
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  1,811,957
Distribution fees
  Class A                                                              209,776
  Class B                                                               13,998
  Class C                                                               60,110
  Class W                                                              191,732
Transfer agency fees
  Class A                                                              130,467
  Class B                                                                2,288
  Class C                                                                9,534
  Class R4                                                                   4
  Class R5                                                                   4
  Class W                                                              148,469
Administrative services fees                                           162,872
Plan administration services fees -- Class R4                               21
Compensation of board members                                            6,058
Custodian fees                                                           4,877
Printing and postage                                                    60,520
Registration fees                                                       72,194
Professional fees                                                       40,340
Other                                                                   14,098
------------------------------------------------------------------------------
Total expenses                                                       2,939,319
------------------------------------------------------------------------------
Investment income (loss) -- net                                     (2,360,510)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                 26,935
  Foreign currency transactions                                      7,249,532
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              7,276,467
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (2,799,721)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                4,476,746
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 2,116,236
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                   2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ (2,360,510) $  (3,979,874)
Net realized gain (loss) on investments                          7,276,467    (11,823,260)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         (2,799,721)     9,397,281
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     2,116,236     (6,405,853)
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             --         (3,686)
    Class I                                                             --        (38,612)
    Class R4                                                            --             (1)
    Class R5                                                            --             (2)
  Net realized gain
    Class A                                                             --     (1,035,644)
    Class B                                                             --        (22,568)
    Class C                                                             --        (55,949)
    Class I                                                             --     (1,077,400)
    Class R4                                                            --           (115)
    Class R5                                                            --            (51)
    Class W                                                             --     (1,582,466)
-----------------------------------------------------------------------------------------
Total distributions                                                     --     (3,816,494)

-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                   2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 16,677,282  $  77,249,711
  Class B shares                                                   432,110      1,997,878
  Class C shares                                                   768,647      4,071,796
  Class I shares                                                14,194,788     22,509,441
  Class R4 shares                                                       --         11,804
  Class W shares                                                22,211,948     37,138,223
  Class Z shares                                                    14,224            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                        --      1,016,629
  Class B shares                                                        --         22,416
  Class C shares                                                        --         48,467
  Class I shares                                                        --      1,115,956
  Class R4 shares                                                       --             61
  Class W shares                                                        --      1,582,439
Conversions from Class B to Class A
  Class A shares                                                   359,706        613,986
  Class B shares                                                  (359,706)      (613,986)
Payments for redemptions
  Class A shares                                               (69,908,500)  (138,504,444)
  Class B shares                                                (1,096,703)    (2,582,407)
  Class C shares                                                (3,691,116)    (5,828,137)
  Class I shares                                                (4,817,932)  (192,632,580)
  Class R4 shares                                                  (10,199)       (22,927)
  Class R5 shares                                                   (9,694)            --
  Class W shares                                               (46,679,746)  (251,615,251)
-----------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital share
  transactions                                                 (71,914,891)  (444,420,925)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (69,798,655)  (454,643,272)
Net assets at beginning of year                                239,817,794    694,461,066
-----------------------------------------------------------------------------------------

Net assets at end of year                                     $170,019,139  $ 239,817,794
-----------------------------------------------------------------------------------------

Accumulated net investment loss/excess of distributions over
  net investment income                                       $     (8,707) $      (7,797)
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007       2006(a)
Net asset value, beginning of period                $9.93      $9.97      $10.58      $10.09        $9.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)      (.08)        .15         .41          .12
Net gains (losses) (both realized and
 unrealized)                                          .19        .09        (.22)        .57          .11
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .07        .01        (.07)        .98          .23
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --       (.00)(b)    (.18)       (.39)        (.12)
Distributions from realized gains                      --       (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --       (.05)       (.54)       (.49)        (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.00      $9.93       $9.97      $10.58       $10.09
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         .71%       .15%       (.57%)      9.96%(c)     2.37%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               1.47%      1.38%       1.39%       1.36%        1.59%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.47%      1.38%       1.39%       1.36%        1.37%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.19%)     (.83%)      1.50%       3.98%        3.89%(f)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $62       $114        $176          $9          $10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%         36%          12%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.85       $9.96      $10.58      $10.09        $9.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)       (.16)        .04         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .19         .10        (.18)        .59          .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .00        (.06)       (.14)        .93          .21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --        (.12)       (.34)        (.09)
Distributions from realized gains                      --        (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.85       $9.85       $9.96      $10.58       $10.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         .00%(d)    (.56%)     (1.35%)      9.38%(c)     2.16%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.23%       2.14%       2.16%       2.10%        2.38%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.23%       2.14%       2.16%       2.10%        2.16%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.95%)     (1.59%)       .38%       3.26%        3.11%(f)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $2          $3         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%         16%         39%         36%          12%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.84       $9.95      $10.57      $10.09        $9.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)       (.16)        .06         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .18         .10        (.20)        .58          .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.01)       (.06)       (.14)        .92          .21
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --        (.12)       (.34)        (.09)
Distributions from realized gains                      --        (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.83       $9.84       $9.95      $10.57       $10.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (.10%)      (.56%)     (1.31%)      9.37%(c)     2.16%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.22%       2.14%       2.15%       2.12%        2.38%(f)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.22%       2.14%       2.15%       2.12%        2.16%(f)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.94%)     (1.60%)       .66%       3.42%        3.11%(f)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $8          $9         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%         16%         39%         36%          12%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007       2006(a)
Net asset value, beginning of period                $9.98      $9.98      $10.59      $10.10        $9.98
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.08)      (.04)        .21         .44          .13
Net gains (losses) (both realized and
 unrealized)                                          .19        .10        (.24)        .59          .12
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .11        .06        (.03)       1.03          .25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --       (.01)       (.22)       (.44)        (.13)
Distributions from realized gains                      --       (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --       (.06)       (.58)       (.54)        (.13)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.09      $9.98       $9.98      $10.59       $10.10
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        1.10%       .56%       (.25%)     10.49%(c)     2.56%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%      1.01%       1.03%       1.07%        1.34%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.07%      1.01%       1.03%       1.07%        1.12%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.79%)     (.40%)      2.10%       4.30%        4.37%(f)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $39        $29        $202        $122          $68
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%         36%          12%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                               YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007(h)
Net asset value, beginning of period                $9.92      $9.97      $10.58       $10.13
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)      (.08)        .11          .36
Net gains (losses) (both realized and
 unrealized)                                          .19        .08        (.19)         .55
---------------------------------------------------------------------------------------------
Total from investment operations                      .07        .00        (.08)         .91
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         --        (.17)        (.36)
Distributions from realized gains                      --       (.05)       (.36)        (.10)
---------------------------------------------------------------------------------------------
Total distributions                                    --       (.05)       (.53)        (.46)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.99      $9.92       $9.97       $10.58
---------------------------------------------------------------------------------------------
TOTAL RETURN                                         .71%       .04%       (.66%)       9.21%(c)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                      1.51%      1.46%       1.50%        1.54%(f)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.23%)     (.86%)      1.09%        3.88%(f)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $63        $87        $304          $--
---------------------------------------------------------------------------------------------
Portfolio turnover rate                               --%        16%         39%          36%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                 $10.18
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                           (.08)
-------------------------------------------------------------
Total from investment operations                       (.09)
-------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --
Distributions from realized gains                        --
-------------------------------------------------------------
Total distributions                                      --
-------------------------------------------------------------
Net asset value, end of period                       $10.09
-------------------------------------------------------------
TOTAL RETURN                                          (.88%)
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                        1.54%(f)
-------------------------------------------------------------
Net investment income (loss)                         (1.20%)(f)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 --%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from June 15, 2006 (when shares became available) to Oct. 31, 2006.
(b) Rounds to less than $0.01 per share.
(c) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(d) Rounds to less than 0.01%.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.
(i) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. ORGANIZATION

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R4 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
30  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
32  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another and to implement a long/short currency trading strategy that, when combined with underlying U.S. dollar cash instruments in the Fund, is designed to produce an absolute return profile with moderate risk.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
34  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts             $577,545   contracts            $1,970,236
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                        $7,249,532
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                       $(3,023,337)
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $163.3 million at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $197.1 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2010 was 0.89% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $493.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class W shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's

--------------------------------------------------------------------------------
36  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.16%
Class B..............................................  0.16
Class C..............................................  0.16
Class W..............................................  0.19
Class Z..............................................  0.06*


*   Annualized.

Class I shares do not pay transfer agent fees.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $58,000 and $19,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $14,395 for Class A, $205 for Class B and $1,540 for Class C for the year ended Oct. 31, 2010.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $0 and $16,507,982, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS A
Sold                                        1,663,071    7,828,875
Converted from Class B(a)                      35,650       62,397
Reinvested distributions                           --      103,312
Redeemed                                   (6,983,449) (14,115,766)
------------------------------------------------------------------
Net increase (decrease)                    (5,284,728)  (6,121,182)
------------------------------------------------------------------

CLASS B
Sold                                           43,555      202,702
Reinvested distributions                           --        2,280
Converted to Class A(a)                       (36,151)     (62,780)
Redeemed                                     (110,895)    (264,660)
------------------------------------------------------------------
Net increase (decrease)                      (103,491)    (122,458)
------------------------------------------------------------------

CLASS C
Sold                                           77,784      414,719
Reinvested distributions                           --        4,936
Redeemed                                     (373,130)    (597,391)
------------------------------------------------------------------
Net increase (decrease)                      (295,346)    (177,736)
------------------------------------------------------------------

CLASS I
Sold                                        1,414,313    2,280,706
Reinvested distributions                           --      113,149
Redeemed                                     (476,312) (19,747,663)
------------------------------------------------------------------
Net increase (decrease)                       938,001  (17,353,808)

------------------------------------------------------------------


--------------------------------------------------------------------------------
38  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS R4
Sold                                               --        1,202
Reinvested distributions                           --            6
Redeemed                                       (1,000)      (2,336)
------------------------------------------------------------------
Net increase (decrease)                        (1,000)      (1,128)
------------------------------------------------------------------

CLASS R5
Redeemed                                         (942)          --
------------------------------------------------------------------
Net increase (decrease)                          (942)          --
------------------------------------------------------------------

CLASS W
Sold                                        2,221,309    3,773,483
Reinvested distributions                           --      160,817
Redeemed                                   (4,647,352) (25,660,216)
------------------------------------------------------------------
Net increase (decrease)                    (2,426,043) (21,725,916)
------------------------------------------------------------------

CLASS Z(b)
Sold                                            1,405          N/A
------------------------------------------------------------------
Net increase (decrease)                         1,405          N/A
------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $49,274,330 and $100,244,235, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $2,359,600 resulting in a net reclassification adjustment to decrease paid-in capital by $2,359,600.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010     2009
---------------------------------------------------------------
Ordinary income..............................   $--  $1,060,104
Long-term capital gain.......................    --   2,756,390




--------------------------------------------------------------------------------
40  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $        --
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(1,692,023)
Unrealized appreciation (depreciation)...........  $  (707,020)


For federal income tax purposes, the Fund had a capital loss carry-over of $1,692,023 at Oct. 31, 2010, that if not offset by capital gains will expire in 2017. For the year ended Oct. 31, 2010, $4,253,130 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN CURRENCY RISK
The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

COUNTERPARTY RISK
The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to

--------------------------------------------------------------------------------
42  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we

--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
44  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
46  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Oct. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
50  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007 -- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002 -- Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
     COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2010 ANNUAL REPORT  53

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND
(formerly known as RiverSource Absolute Return Currency and Income Fund) P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6502 J (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
EMERGING MARKETS BOND FUND

(FORMERLY KNOWN AS RIVERSOURCE EMERGING MARKETS BOND FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA EMERGING MARKETS BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH CURRENT INCOME AND, SECONDARILY, THROUGH CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   25

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   31

Notes to Financial Statements......   38

Report of Independent Registered
  Public Accounting Firm...........   58

Federal Income Tax Information.....   60

Board Members and Officers.........   61

Proxy Voting.......................   66




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2  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Emerging Markets Bond Fund (the Fund) Class A shares gained 20.75%
  (excluding sales charge) for the 12 months ended October 31, 2010.

> The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond
  Index-Global (J.P. Morgan EMBI-Global), which rose 17.70% for the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper
  Emerging Markets Debt Funds Index, which advanced 18.27% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2010)
--------------------------------------------------------------------------------


                                                           SINCE
                                                         INCEPTION
                                        1 YEAR   3 YEAR   2/16/06
------------------------------------------------------------------
Columbia Emerging Markets Bond Fund
  Class A (excluding sales charge)     +20.75%  +10.20%    +9.74%
------------------------------------------------------------------
J.P. Morgan EMBI-Global (unmanaged)    +17.70%   +9.95%    +9.20%
------------------------------------------------------------------
Lipper Emerging Markets Debt Funds
  Index (unmanaged)                    +18.27%   +7.70%    +8.22%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


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                    COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCTOBER 31, 2010
                                                          SINCE
Without sales charge                   1 YEAR  3 YEARS  INCEPTION
Class A (inception 2/16/06)           +20.75%  +10.20%    +9.74%
-----------------------------------------------------------------
Class B (inception 2/16/06)           +19.76%   +9.34%    +8.91%
-----------------------------------------------------------------
Class C (inception 2/16/06)           +19.87%   +9.40%    +8.91%
-----------------------------------------------------------------
Class I (inception 2/16/06)           +21.19%  +10.66%   +10.17%
-----------------------------------------------------------------
Class R4 (inception 2/16/06)          +20.75%  +10.50%    +9.96%
-----------------------------------------------------------------
Class W (inception 12/1/06)           +20.68%  +10.21%   +10.00%
-----------------------------------------------------------------
Class Z (inception 9/27/10)              N/A      N/A     +2.68%*
-----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)           +15.02%   +8.43%    +8.61%
-----------------------------------------------------------------
Class B (inception 2/16/06)           +14.76%   +8.50%    +8.60%
-----------------------------------------------------------------
Class C (inception 2/16/06)           +18.87%   +9.40%    +8.91%
-----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, Class W and Class Z shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are available to certain eligible investors.

* Not annualized.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    11.4 years
--------------------------------------
Effective duration(2)        6.9 years
--------------------------------------


(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.


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4  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Effective September 27, 2010, RiverSource Emerging Markets Bond Fund was renamed Columbia Emerging Markets Bond Fund.

At October 31, 2010, approximately 33% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible Columbia Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 30, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 47.

Dear Shareholders,

Columbia Emerging Markets Bond Fund (the Fund) Class A shares gained 20.75% (excluding sales charge) for the 12 months ended October 31, 2010. The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 17.70%. The Fund also outperformed the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which advanced 18.27%, during the same period.


COUNTRY BREAKDOWN(1) (at October 31, 2010)
---------------------------------------------------------------------

Argentina                                   7.1%
------------------------------------------------
Brazil                                     10.7%
------------------------------------------------
Cayman Islands                              0.6%
------------------------------------------------
Colombia                                    5.6%
------------------------------------------------
Croatia                                     1.0%
------------------------------------------------
Dominican Republic                          2.7%
------------------------------------------------
El Salvador                                 1.5%
------------------------------------------------
Indonesia                                  12.3%
------------------------------------------------
Kazakhstan                                  2.6%
------------------------------------------------
Lithuania                                   1.1%
------------------------------------------------
Mexico                                      8.9%
------------------------------------------------




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                    COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

---------------------------------------------------------------------

Netherlands                                 1.1%
------------------------------------------------
Peru                                        3.6%
------------------------------------------------
Philippines                                 2.8%
------------------------------------------------
Qatar                                       2.2%
------------------------------------------------
Russian Federation                         12.0%
------------------------------------------------
Trinidad and Tobago                         1.2%
------------------------------------------------
Turkey                                      7.0%
------------------------------------------------
Ukraine                                     1.3%
------------------------------------------------
United Kingdom                              1.2%
------------------------------------------------
Uruguay                                     3.1%
------------------------------------------------
Venezuela                                   6.7%
------------------------------------------------
Other(2)                                    3.7%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


SIGNIFICANT PERFORMANCE FACTORS
Emerging market bonds had a strong performance over the last year, but it has been choppy at times, with some periods of significant volatility. The first four months of the period began quietly enough, with the J.P.

QUALITY BREAKDOWN(1) (at October 31, 2010)
---------------------------------------------------------------------

AA rating                                   1.6%
------------------------------------------------
A rating                                    5.5%
------------------------------------------------
BBB rating                                 36.7%
------------------------------------------------
BB rating                                  41.1%
------------------------------------------------
B rating                                   12.4%
------------------------------------------------
Non-rated                                   2.7%
------------------------------------------------




(1) Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
6  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Morgan EMBI-Global trading within a small 1-2% range. Performance picked up dramatically in February, with index spreads (differential in yields between emerging market bonds and those of comparable Treasuries) compressing about 80 basis points (a basis point equals 1/100 of a percentage point) over the next two months and hitting their lowest level of the year on April 15 at 242 basis points (their lowest level since the onset of the financial crisis).

April and May saw a significant bout of volatility, generated by solvency and banking system concerns focused on Greece, Ireland, Portugal and Spain (European Union peripheral countries). In early May, a E110 billion European Union
(EU)/International Monetary Fund (IMF) sponsored rescue package for Greece was announced, and a companion contingency aid program for the other peripheral countries (E750 billion European Financial Stability Facility) was created, but not immediately activated. Equally important, all of these countries announced a significant acceleration in their fiscal adjustment efforts. This served to relieve immediate concerns that the panic focused on the EU peripherals would spread to larger EU countries and create another round of generalized global financial panic. With the financial rescue, contagion concerns receded and the focus shifted back to fiscal adjustment policy implementation.

While the EU rescue packages did stabilize near-term default concerns and reduced contagion, it was a negative confidence shock to the U.S. economy and U.S. financial markets. U.S. growth, which was generating some upward momentum in the first half, stalled out in the third quarter and financial markets fell. This highlighted what we believe is the continued dual speed nature of the global recovery: cyclically driven, rapid recoveries in emerging markets and slow, fragile recoveries in developed markets (U.S., EU, Japan), held back by an overhang of bad assets and bank problems. Emerging Asia and Latin America are leading the global recovery, enjoying 6-10% growth rates, rapidly closing their output gaps, and even making moves to tighten monetary policy.

The sub-par nature of the U.S. recovery pushed the Federal Reserve System (the
Fed) to move away from a commitment to keep rates low for the foreseeable future, to rising speculation about additional moves the Fed might take to stimulate faster growth. Broader financial markets

--------------------------------------------------------------------------------
                    COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


regained some stability after the April panic, driven by confidence in the EU support plan, better corporate earnings results, and continued strong emerging market growth. This environment of better equity performance, low U.S. rates, and speculation about additional monetary easing created a trend toward a weaker U.S. dollar and higher commodity prices, which proved to be an ideal environment for risk assets. These factors helped drive strong performance during the period, with the J.P. Morgan EMBI-Global rising about 13% during the last five months of the period.

Exposure to local currencies and rates contributed to the Fund's performance the most during the annual period, as several emerging market currencies appreciated against the U.S. dollar. Fund positions in bonds denominated in the Indonesian rupiah, Uruguayan peso and Colombian peso particularly boosted Fund results. Further contributing to the Fund's outperformance was the decline in interest rates in these same markets, which caused local asset prices to rise. Also, the average yields on these markets' local assets were higher than that of the J.P. Morgan EMBI-Global, thus boosting the Fund's relative results.

Country and issue selection helped the Fund's performance as well. Investment overweights in Indonesia, Colombia, Uruguay and Peru and underweight positions in Brazil and Mexico were especially beneficial.

There were no major detractors from the Fund's performance during the annual period. Only modestly detracting from results were underweighted allocations to the bonds of Panama and the Philippines, which outpaced the J.P. Morgan EMBI-Global during the annual period.

CHANGES TO THE FUND'S PORTFOLIO
We increased the portfolio's exposure to emerging market currencies, as these currencies benefitted from U.S. dollar weakness and better growth outlooks. Moreover, emerging market currencies denominated local debt can offer a better way to gain exposure to favored countries with developed local markets, compared to U.S. dollar debt which, in many cases, offers limited upside.


--------------------------------------------------------------------------------
8  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

We also substituted more quasi-sovereign agency debt for sovereign debt and we maintained only a modest exposure to emerging market corporate bonds. Within the portfolio's exposure to corporate bonds, we sought to focus holdings on commodity-oriented issues, such as those issued by oil and metals and mining companies.

At the end of the period, the Fund had its most significant overweight allocations to the bond markets of Indonesia, Argentina, Russia and Qatar. Conversely, the Fund had its largest underweight exposures in the bond markets of Lebanon, Turkey, Mexico and the Philippines.

OUR FUTURE STRATEGY
Going forward, we believe there continues to be upside potential in emerging market debt, but returns are likely to be more modest than during the most recent annual period, given the level of U.S. Treasury yields and the significant tightening in emerging market spreads since June 2010. Increased issuance from emerging market governments and corporations anticipated over the near term may also serve as a brake to the near-term performance of emerging markets.

We believe, the largest external risks to emerging market bonds are: renewed concerns about peripheral European countries, questions about the strength of recoveries in developed markets, imbalances caused by the dual speed nature of the global recovery, U.S. monetary policy in the midst of very low U.S. Treasury yields and questions about how abundant global liquidity has boosted the value of all fixed income assets.



  Exposure to local currencies and rates contributed to the Fund's performance the most during the annual period, as several emerging market currencies appreciated against the U.S. dollar.






--------------------------------------------------------------------------------
                    COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Emerging markets have had a run of strong performance over the last two years. Much of this reflects the sector's stronger economic growth and solvency trends relative to developed markets. Abundant global liquidity and a generally supportive environment for all fixed income assets has certainly been an additional performance tailwind. A reversal in this external environment would be an impediment to near-term performance.

We do not anticipate making any major changes in the Fund's strategy or portfolio allocations. As always, we continue to monitor several important factors. Among them are the creditworthiness of each country, the strength of its economic policies and the soundness of its fundamentals. Using our top-down investment approach, we intend to continually reevaluate these factors as we seek to identify individual securities that present attractive value opportunities.


Nicholas Pifer, CFA(R)                 James Carlen, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


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10  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Emerging Markets Bond Fund Class A shares (from 2/16/06 to 10/31/10) as compared to the performance of the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global) and the Lipper Emerging Markets Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at October 31, 2010
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    2/16/06
COLUMBIA EMERGING MARKETS BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,502   $12,747    $14,747
---------------------------------------------------------------------------------
     Average annual total return                    +15.02%    +8.43%     +8.61%
---------------------------------------------------------------------------------
J.P. MORGAN EMBI-GLOBAL(1)
     Cumulative value of $10,000                    $11,770   $13,291    $15,127
---------------------------------------------------------------------------------
     Average annual total return                    +17.70%    +9.95%     +9.20%
---------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,827   $12,492    $14,497
---------------------------------------------------------------------------------
     Average annual total return                    +18.27%    +7.70%     +8.22%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA EMERGING MARKETS BOND FUND LINE GRAPH)

                     COLUMBIA EMERGING
                        MARKETS BOND
                         FUND CLASS                         LIPPER EMERGING
                        A (INCLUDES         J.P. MORGAN       MARKETS DEBT
                       SALES CHARGE)      EMBI-GLOBAL(1)     FUNDS INDEX(2)
                     -----------------    --------------    ---------------
2/16/06                   $ 9,525             $10,000           $10,000
4/06                        9,446               9,908             9,987
7/06                        9,507              10,022            10,041
10/06                      10,025              10,532            10,564
1/07                       10,259              10,704            10,845
4/07                       10,761              11,089            11,293
7/07                       10,521              10,740            10,938
10/07                      11,021              11,382            11,604
1/08                       10,975              11,507            11,544
4/08                       10,986              11,599            11,570
7/08                       10,801              11,516            11,530
10/08                       7,887               9,205             8,783
1/09                        8,854              10,252             9,153
4/09                        9,859              11,074            10,004
7/09                       11,149              12,005            11,259
10/09                      12,214              12,853            12,256
1/10                       12,510              13,077            12,478
4/10                       13,277              13,675            13,246
7/10                       13,856              14,294            13,649
10/10                      14,747              15,127            14,497




(1) The J.P. Morgan EMBI-Global, an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Debt Funds Index includes the 10 largest emerging markets debt funds tracked by Lipper Inc. The index's returns include reinvested dividends.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until October 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,110.70        $ 6.89(d)     1.31%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.40        $ 6.59(d)     1.31%(d)
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,105.60        $10.92(d)     2.08%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.56        $10.45(d)     2.08%(d)
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,106.20        $10.82(d)     2.06%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.66        $10.35(d)     2.06%(d)
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,112.80        $ 4.85(d)      .92%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.34        $ 4.63(d)      .92%(d)
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,110.30        $ 6.42(d)     1.22%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.85        $ 6.14(d)     1.22%(d)
-------------------------------------------------------------------------------------------

Class W
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,110.40        $ 7.16(d)     1.36%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.15        $ 6.84(d)     1.36%(d)
-------------------------------------------------------------------------------------------

Class Z
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,026.80        $ 0.86(d)      .97%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.09        $ 4.89(d)      .97%(d)
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of September 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


(c) Based on the actual return for the six months ended October 31, 2010:
    +11.07% for Class A, +10.56% for Class B, +10.62% for Class C, +11.28% for
    Class I, +11.03% for Class R4 and +11.04% for Class W.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.83% for Class I, 1.13% for Class R4, 1.28% for Class W and 1.03% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective January 1, 2011. Had this change been in place for the entire six month period ended October 31, 2010, the actual expenses paid would have been $6.74 for Class A, $10.66 for Class B, $10.66 for Class C, $4.37 for Class I, $5.95 for Class R4, $6.73 for Class W and $0.92 for Class Z; the hypothetical expenses paid would have been $6.44 for Class A, $10.20 for Class B, $10.20 for Class C, $4.18 for Class I, $5.69 for Class R4, $6.44 for Class W and $5.19 for Class Z.
(e) Based on the actual return for the period from September 27, 2010 (when shares became available) to October 31, 2010 of +2.68% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Columbia Emerging Markets Bond Fund
OCTOBER 31, 2010
(Percentages represent value of investments compared to net assets)


                                                COUPON       PRINCIPAL
ISSUER                                           RATE         AMOUNT               VALUE
CORPORATE BONDS & NOTES (26.0%)

BRAZIL (2.5%)
Banco Cruzeiro do Sul SA
 Subordinated Notes (a)
 09/22/20                                       8.875%          $2,500,000    $2,617,483
Marfrig Overseas Ltd. (a)
 11/16/16                                       9.625%           1,130,000     1,221,812
Marfrig Overseas Ltd. (a)(b)
 05/04/20                                       9.500%             800,000       856,759
Morgan Stanley
 Senior Unsecured (a)
 05/03/17                                      10.090%  BRL      2,100,000     1,195,868
                                                                             -----------
Total                                                                          5,891,922
----------------------------------------------------------------------------------------
DOMINICAN REPUBLIC (1.4%)
Cerveceria Nacional Dominicana C por A (a)
 03/27/12                                      16.000%           3,450,000     3,212,813
----------------------------------------------------------------------------------------
INDONESIA (4.0%)
Majapahit Holding BV (a)
 06/28/17                                       7.250%           1,150,000     1,344,063
 08/07/19                                       8.000%           2,100,000     2,606,625
 01/20/20                                       7.750%           2,900,000     3,562,871
Majapahit Holding BV (a)(b)
 10/17/16                                       7.750%           1,630,000     1,931,550
                                                                             -----------
Total                                                                          9,445,109
----------------------------------------------------------------------------------------
KAZAKHSTAN (2.5%)
KazMunaiGaz Finance Sub BV (a)
 07/02/18                                       9.125%           2,595,000     3,182,119
 05/05/20                                       7.000%           1,850,000     1,973,988
Kazakhstan Temir Zholy Finance BV (a)
 10/06/20                                       6.375%             800,000       832,226
                                                                             -----------
Total                                                                          5,988,333
----------------------------------------------------------------------------------------
NETHERLANDS (1.1%)
Lukoil International Finance BV (a)
 11/05/19                                       7.250%           2,400,000     2,607,299
----------------------------------------------------------------------------------------
PERU (0.9%)
Banco de Credito del Peru
 Subordinated Notes (a)(c)
 10/15/22                                       7.170%  PEN      6,000,000     2,206,576
----------------------------------------------------------------------------------------
PHILIPPINES (2.7%)
Power Sector Assets & Liabilities Management Corp. (a)(b)
 Government Guaranteed
 05/27/19                                       7.250%           2,750,000     3,351,563
 12/02/24                                       7.390%           2,500,000     3,107,057
                                                                             -----------
Total                                                                          6,458,620
----------------------------------------------------------------------------------------
QATAR (1.2%)
Qtel International Finance Ltd. (a)
 10/19/25                                       5.000%           1,200,000     1,175,983
Qtel International Finance Ltd. (a)(b)
 02/16/21                                       4.750%           1,600,000     1,598,270
                                                                             -----------
Total                                                                          2,774,253
----------------------------------------------------------------------------------------
RUSSIAN FEDERATION (7.3%)
Gaz Capital SA for Gazprom (a)
 Senior Unsecured
 11/22/16                                       6.212%           3,750,000     3,998,438
 08/16/37                                       7.288%           2,950,000     3,200,750
Gaz Capital SA for Gazprom (a)(b)
 Senior Unsecured
 04/11/18                                       8.146%             850,000       982,813
Gazprom Via Gaz Capital SA
 Senior Unsecured (a)
 03/07/22                                       6.510%           1,300,000     1,360,125
TNK-BP Finance SA (a)
 03/13/18                                       7.875%           2,625,000     2,969,748
TransCapitalInvest Ltd. for OJSC AK Transneft
 Senior Unsecured (a)
 08/07/18                                       8.700%           3,680,000     4,626,503
                                                                             -----------
Total                                                                         17,138,377
----------------------------------------------------------------------------------------
UKRAINE (1.3%)
MHP SA (a)
 04/29/15                                      10.250%           2,928,000     3,071,098
----------------------------------------------------------------------------------------
UNITED KINGDOM (1.1%)
Vedanta Resources PLC
 Senior Unsecured (a)(b)
 07/18/18                                       9.500%           2,500,000     2,689,128
----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES
(Cost: $55,248,710)                                                          $61,483,528
----------------------------------------------------------------------------------------





                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                                COUPON       PRINCIPAL
ISSUER                                           RATE         AMOUNT               VALUE
FOREIGN GOVERNMENT OBLIGATIONS (68.0%)

ARGENTINA (7.0%)
Argentina Bonos
 Senior Unsecured
 09/12/13                                       7.000%          $3,950,000    $3,886,086
 10/03/15                                       7.000%           2,600,000     2,485,600
 04/17/17                                       7.000%           2,250,000     2,010,375
Argentina Government International Bond
 Senior Unsecured(d)
 12/15/35                                       0.000%          16,450,000     2,187,850
Fideicomiso Financiero Chubut Regalias Hidrocarburiferas
 Senior Secured
 07/01/20                                       7.750%           1,300,000     1,280,500
Provincia de Buenos Aires (a)
 10/05/15                                      11.750%           2,000,000     2,021,383
Provincia de Cordoba
 Senior Unsecured (a)
 08/17/17                                      12.375%           2,450,000     2,566,375
                                                                             -----------
Total                                                                         16,438,169
----------------------------------------------------------------------------------------
BRAZIL (8.0%)
Banco Nacional de Desenvolvimento Economico e Social
 Senior Unsecured (a)
 06/16/18                                       6.369%           1,450,000     1,663,875
Brazil Notas do Tesouro Nacional
 01/01/12                                      10.000%  BRL        489,500     2,928,862
 01/01/13                                      10.000%  BRL      1,006,100     5,905,473
Brazilian Government International Bond
 Senior Unsecured
 01/07/41                                       5.625%           2,800,000     3,097,500
Petrobras International Finance Co. -- Pifco
 03/15/19                                       7.875%           3,200,000     4,044,425
Petrobras International Finance Co. -- Pifco (b)
 01/20/40                                       6.875%           1,000,000     1,157,084
                                                                             -----------
Total                                                                         18,797,219
----------------------------------------------------------------------------------------
CAYMAN ISLANDS (0.6%)
Government of the Cayman Islands
 Senior Unsecured (a)
 11/24/19                                       5.950%           1,300,000     1,391,000
----------------------------------------------------------------------------------------
COLOMBIA (5.4%)
Bogota Distrito Capital
 Senior Unsecured (a)
 07/26/28                                       9.750%  COP  1,377,000,000     1,076,591
Colombia Government International Bond
 10/22/15                                      12.000%  COP  2,093,000,000     1,532,165
 09/18/37                                       7.375%           2,400,000     3,204,000
 Senior Unsecured
 04/14/21                                       7.750%  COP  1,911,000,000     1,262,476
Columbia Government International Bond
 Senior Unsecured (b)
 01/18/41                                       6.125%           3,600,000     4,111,268
Ecopetrol SA
 Senior Unsecured (b)
 07/23/19                                       7.625%             700,000       861,000
Republic of Colombia
 06/28/27                                       9.850%  COP  1,000,000,000       812,929
                                                                             -----------
Total                                                                         12,860,429
----------------------------------------------------------------------------------------
CROATIA (1.0%)
Croatia Government International Bond
 Senior Unsecured (a)
 07/14/20                                       6.625%           2,000,000     2,265,000
----------------------------------------------------------------------------------------
DOMINICAN REPUBLIC (1.3%)
Dominican Republic International Bond
 Senior Unsecured (a)
 05/06/21                                       7.500%           2,700,000     3,081,375
----------------------------------------------------------------------------------------
EL SALVADOR (1.5%)
El Salvador Government International Bond (a)
 04/10/32                                       8.250%             750,000       889,688
 06/15/35                                       7.650%           1,810,000     2,056,612
 Senior Unsecured
 01/24/23                                       7.750%             460,000       535,900
                                                                             -----------
Total                                                                          3,482,200
----------------------------------------------------------------------------------------
INDONESIA (8.0%)
Indonesia Government International Bond (a)
 Senior Unsecured
 10/12/35                                       8.500%             650,000       940,875
 01/17/38                                       7.750%           3,500,000     4,707,500
Indonesia Treasury Bond
 Senior Unsecured
 10/15/14                                      11.000%  IDR  6,000,000,000       777,744
 07/15/17                                      10.000%  IDR 10,000,000,000     1,302,505
 09/15/19                                      11.500%  IDR 29,400,000,000     4,158,404
 11/15/20                                      11.000%  IDR  9,000,000,000     1,246,212
 06/15/21                                      12.800%  IDR 12,800,000,000     1,964,294
 07/15/22                                      10.250%  IDR 29,000,000,000     3,859,311
                                                                             -----------
Total                                                                         18,956,845
----------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
18  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                COUPON       PRINCIPAL
ISSUER                                           RATE         AMOUNT               VALUE
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)


LITHUANIA (1.1%)
Lithuania Government International Bond (a)
 Senior Unsecured
 09/14/17                                       5.125%          $1,150,000    $1,178,750
 02/11/20                                       7.375%           1,200,000     1,401,259
                                                                             -----------
Total                                                                          2,580,009
----------------------------------------------------------------------------------------
MEXICO (8.7%)
Mexican Bonos
 12/17/15                                       8.000%  MXN     19,400,000     1,745,667
 12/15/16                                       7.250%  MXN     33,010,000     2,898,949
 12/14/17                                       7.750%  MXN     39,100,000     3,534,163
Pemex Project Funding Master Trust
 03/01/18                                       5.750%           1,550,000     1,740,174
 01/21/21                                       5.500%           1,500,000     1,630,800
Pemex Project Funding Master Trust (b)
 06/15/35                                       6.625%           4,304,000     4,773,859
 06/15/38                                       6.625%           2,000,000     2,229,522
Petroleos Mexicanos
 05/03/19                                       8.000%           1,600,000     2,056,160
                                                                             -----------
Total                                                                         20,609,294
----------------------------------------------------------------------------------------
PERU (2.5%)
Peru Enhanced Pass-Through Finance Ltd.
 Senior Secured Zero Coupon (a)(d)
 05/31/18                                       0.000%           5,064,228     4,177,988
Peruvian Government International Bond
 Senior Unsecured (b)
 03/14/37                                       6.550%           1,500,000     1,841,250
                                                                             -----------
Total                                                                          6,019,238
----------------------------------------------------------------------------------------
QATAR (0.9%)
Qatar Government International Bond
 Senior Unsecured (a)
 01/20/40                                       6.400%           1,000,000     1,155,000
Qatari Diar Finance QSC
 Government Guaranteed (a)
 07/21/20                                       5.000%           1,000,000     1,046,637
                                                                             -----------
Total                                                                          2,201,637
----------------------------------------------------------------------------------------
RUSSIAN FEDERATION (4.4%)
Russian Foreign Bond -- Eurobond (a)
 Senior Unsecured
 04/29/20                                       5.000%           3,500,000     3,643,500
Russian Foreign Bond -- Eurobond (a)(c)
 03/31/30                                       7.500%           5,737,845     6,856,725
                                                                             -----------
Total                                                                         10,500,225
----------------------------------------------------------------------------------------
TRINIDAD AND TOBAGO (1.2%)
Petroleum Co of Trinidad & Tobago Ltd.
 Senior Unsecured (a)
 08/14/19                                       9.750%           2,300,000     2,885,728
----------------------------------------------------------------------------------------
TURKEY (6.9%)
Turkey Government International Bond
 Senior Unsecured
 03/15/15                                       7.250%           1,100,000     1,306,250
 11/07/19                                       7.500%           2,025,000     2,564,156
 06/05/20                                       7.000%           1,300,000     1,612,000
 03/30/21                                       5.625%           1,850,000     2,067,375
 03/17/36                                       6.875%           3,800,000     4,569,500
 05/30/40                                       6.750%           3,500,000     4,147,500
                                                                             -----------
Total                                                                         16,266,781
----------------------------------------------------------------------------------------
URUGUAY (3.0%)
Uruguay Government International Bond
 04/05/27                                       4.250%  UYU     87,773,426     4,805,507
Uruguay Government International Bond
 Senior Unsecured
 03/21/36                                       7.625%           1,783,939     2,363,719
                                                                             -----------
Total                                                                          7,169,226
----------------------------------------------------------------------------------------
VENEZUELA (6.5%)
Petroleos de Venezuela SA
 04/12/17                                       5.250%           8,600,000     5,074,000
 Senior Unsecured
 10/28/16                                       5.125%           3,400,000     1,908,501
Venezuela Government International Bond
 Senior Unsecured
 10/08/14                                       8.500%             794,000       668,945
Venezuela Government International Bond (a)
 Senior Unsecured
 05/07/23                                       9.000%           5,450,000     3,652,045
Venezuela Government International Bond (a)(b)
 02/26/16                                       5.750%           4,289,500     3,056,269
 03/31/38                                       7.000%           1,800,000     1,008,000
                                                                             -----------
Total                                                                         15,367,760
----------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $137,864,933)                                                        $160,872,135
----------------------------------------------------------------------------------------






                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

ISSUER                                           SHARES          VALUE
MONEY MARKET FUND (3.7%)

Columbia Short-Term Cash Fund, 0.241% (e)(f)   8,618,153    $8,618,153
----------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $8,618,153)                                          $8,618,153
----------------------------------------------------------------------




                                     EFFECTIVE      PAR/
ISSUER                                 YIELD     PRINCIPAL          VALUE
INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (2.9%)

REPURCHASE AGREEMENTS (2.9%)
Deutsche Bank AG (g)
 dated 10/29/10, matures 11/01/10,
 repurchase price
 $6,724,429                             0.230%   $6,724,300    $6,724,300
-------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $6,724,300)                                             $6,724,300
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(Cost: $208,456,096)                                         $237,698,116
OTHER ASSETS & LIABILITIES, NET                               (1,314,431)
-------------------------------------------------------------------------
NET ASSETS                                                   $236,383,685
=========================================================================



Principal amounts are denominated in United States Dollars unless otherwise noted.


 NOTES TO PORTFOLIO OF INVESTMENTS


(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $114,741,603 or 48.54% of net assets.

(b)  At October 31, 2010, security was partially or fully on loan.

(c) Variable rate security. The interest rate shown reflects the rate as of October 31, 2010.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended October 31, 2010:

                                                   SALES COST/                          DIVIDENDS
                        BEGINNING     PURCHASE      PROCEEDS     REALIZED    ENDING    OR INTEREST
     ISSUER                COST         COST       FROM SALES   GAIN/LOSS     COST        INCOME       VALUE
     ---------------------------------------------------------------------------------------------------------
     Columbia Short-
       Term Cash Fund  $24,305,531  $116,644,304  $132,331,682     $--     $8,618,153    $21,680    $8,618,153


(f) The rate shown is the seven-day current annualized yield at October 31, 2010.


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
20  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                               VALUE
-----------------------------------------------------------
Fannie Mae Pool                                  $6,858,786
-----------------------------------------------------------
Total market value of collateral securities      $6,858,786
-----------------------------------------------------------




 CURRENCY LEGEND



     BRL     Brazilian Real
     COP     Colombian Peso
     IDR     Indonesian Rupiah
     MXN     Mexican Peso
     PEN     Peru Nuevos Soles
     UYU     Uruguay Pesos



INVESTMENTS IN DERIVATIVES



 CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCTOBER 31, 2010



BUY PROTECTION
                                                                             UNAMORTIZED   PERIODIC
                                               PAY                             PREMIUM     PAYMENTS
                  REFERENCE      EXPIRATION   FIXED    NOTIONAL     MARKET      (PAID)    RECEIVABLE   UNREALIZED    UNREALIZED
COUNTERPARTY        ENTITY          DATE       RATE     AMOUNT      VALUE      RECEIVED    (PAYABLE)  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase  CDX Emerging   June 20, 2013   2.65%  $2,000,000   $(29,003)   $(217,758)   $(19,433)      $--         $(266,194)
Bank            Markets Index




 CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCTOBER 31, 2010



SELL PROTECTION
                                                                             UNAMORTIZED   PERIODIC
                                             RECEIVE                           PREMIUM     PAYMENTS
                 REFERENCE      EXPIRATION    FIXED     NOTIONAL    MARKET      (PAID)    RECEIVABLE   UNREALIZED    UNREALIZED
COUNTERPARTY       ENTITY          DATE        RATE      AMOUNT      VALUE     RECEIVED    (PAYABLE)  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Merril Lynch   CDX Emerging   June 20, 2013    2.65%   $2,000,000   $29,003       $--       $19,433      $48,436             $--
Intl           Markets Index





                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

 FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
22  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2010:

                                             FAIR VALUE AT OCTOBER 31, 2010
                            ----------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER          LEVEL 3
                                IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS      INPUTS(b)        INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Corporate Bonds & Notes
  Banking                             $--         $2,617,483     $2,206,576       $4,824,059
  All Other Industries                 --         56,659,469             --       56,659,469
Foreign Government
  Obligations                          --        155,413,647      5,458,488      160,872,135
--------------------------------------------------------------------------------------------
Total Bonds                            --        214,690,599      7,665,064      222,355,663
--------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)              8,618,153                 --             --        8,618,153
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                               --          6,724,300             --        6,724,300
--------------------------------------------------------------------------------------------
Total Other                     8,618,153          6,724,300             --       15,342,453
--------------------------------------------------------------------------------------------
Investments in
  Securities                    8,618,153        221,414,899      7,665,064      237,698,116
Derivatives(d)
  Assets
    Swap Contracts                     --             48,436             --           48,436
  Liabilities
    Swap Contracts                     --            (48,436)            --          (48,436)
--------------------------------------------------------------------------------------------
Total                          $8,618,153       $221,414,899     $7,665,064     $237,698,116
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at October 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                          FOREIGN
                                     CORPORATE BONDS     GOVERNMENT
                                         & NOTES        OBLIGATIONS       TOTAL
---------------------------------------------------------------------------------
Balance as of October 31, 2009          $2,703,228       $5,251,716    $7,954,944
  Accrued discounts/premiums                 1,502          177,912       179,414
  Realized gain (loss)                          --          284,798       284,798
  Change in unrealized
    appreciation (depreciation)*           191,485             (886)      190,599
  Sales                                   (907,371)      (1,538,802)   (2,446,173)
  Purchases                              3,430,545        1,283,750     4,714,295
  Transfers into Level 3                        --               --            --
  Transfers out of Level 3              (3,212,813)              --    (3,212,813)
---------------------------------------------------------------------------------
Balance as of October 31, 2010          $2,206,576       $5,458,488    $7,665,064
---------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2010 was $145,688, which is comprised of Corporate Bonds & Notes of $146,574 and Foreign Government Obligations of $(886).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
24  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCTOBER 31, 2010


ASSETS
Investments, at value
  Unaffiliated issuers* (identified cost $193,113,643)             $222,355,663
  Affiliated issuers (identified cost $8,618,153)                     8,618,153
  Investment of cash collateral received for securities on loan
    (identified cost $6,724,300)                                      6,724,300
-------------------------------------------------------------------------------
Total investments (identified cost $208,456,096)                    237,698,116
Cash                                                                     74,375
Foreign currency (identified cost $755,693)                             773,856
Unrealized appreciation on swap contracts                                48,436
Premiums paid on outstanding credit default swap contracts              217,758
Receivable for:
  Capital shares sold                                                 1,776,664
  Dividends                                                               1,449
  Interest                                                            3,157,541
  Reclaims                                                              157,852
  Expense reimbursement due from Investment Manager                         153
-------------------------------------------------------------------------------
Total assets                                                        243,906,200
-------------------------------------------------------------------------------
LIABILITIES
Due upon return of securities on loan                                 6,724,300
Unrealized depreciation on swap contracts                               266,194
Payable for:
  Investments purchased                                                 104,057
  Capital shares purchased                                              310,613
  Investment management fees                                              4,632
  Distribution fees                                                       1,216
  Transfer agent fees                                                    13,634
  Administration fees                                                       515
  Plan administration fees                                                    1
  Other expenses                                                         97,353
-------------------------------------------------------------------------------
Total liabilities                                                     7,522,515
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $236,383,685
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCTOBER 31, 2010

REPRESENTED BY
Capital stock -- $ .01 par value                                   $    202,285
Additional paid-in capital                                          211,396,096
Undistributed net investment income                                   1,960,121
Accumulated realized loss                                            (6,227,958)
Unrealized appreciation (depreciation) on:
  Investments                                                        29,242,020
  Foreign currency translations                                          28,879
  Swap contracts                                                       (217,758)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $236,383,685
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  6,586,271
-------------------------------------------------------------------------------
Net assets
  Class A                                                          $ 76,725,071
  Class B                                                          $  3,568,837
  Class C                                                          $  3,622,183
  Class I                                                          $ 78,153,644
  Class R4                                                         $    124,205
  Class W                                                          $ 74,066,903
  Class Z                                                          $    122,842
Shares outstanding
  Class A                                                             6,563,738
  Class B                                                               305,715
  Class C                                                               310,872
  Class I                                                             6,684,022
  Class R4                                                               10,632
  Class W                                                             6,343,020
  Class Z                                                                10,506
Net asset value per share
  Class A(a)                                                       $      11.69
  Class B                                                          $      11.67
  Class C                                                          $      11.65
  Class I                                                          $      11.69
  Class R4                                                         $      11.68
  Class W                                                          $      11.68
  Class Z                                                          $      11.69
-------------------------------------------------------------------------------


(a) The maximum offering price per share for Class A is $12.27. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCTOBER 31, 2010


NET INVESTMENT INCOME
Income:
Interest                                                           $20,247,837
Dividends from affiliates                                               21,680
Income from securities lending -- net                                    5,036
Foreign taxes withheld                                                 (19,848)
------------------------------------------------------------------------------
Total income                                                        20,254,705
------------------------------------------------------------------------------
Expenses:
Investment management fees                                           1,777,437
Distribution fees
  Class A                                                              120,941
  Class B                                                               30,560
  Class C                                                               14,021
  Class W                                                              265,437
Transfer agent fees
  Class A                                                               89,055
  Class B                                                                6,173
  Class C                                                                2,605
  Class R4                                                                  33
  Class W                                                              208,319
  Class Z                                                                    2
Administration fees                                                    197,667
Plan administration fees
  Class R4                                                                 119
Compensation of board members                                            7,374
Custodian fees                                                          47,725
Printing and postage fees                                               65,980
Registration fees                                                       85,865
Professional fees                                                       38,161
Other                                                                   64,359
------------------------------------------------------------------------------
Total expenses                                                       3,021,833
Fees waived or expenses reimbursed by Investment Manager and its
  affiliates                                                           (34,703)
------------------------------------------------------------------------------
Total net expenses                                                   2,987,130
------------------------------------------------------------------------------
Net investment income                                               17,267,575
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCTOBER 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Investments                                                      $12,158,484
  Foreign currency transactions                                         88,747
  Forward foreign currency exchange contracts                          (36,522)
  Swap contracts                                                       (89,634)
------------------------------------------------------------------------------
Net realized gain                                                   12,121,075
Net change in unrealized appreciation (depreciation) on:
  Investments                                                       15,776,821
  Foreign currency translations                                         11,810
  Swap contracts                                                        83,501
------------------------------------------------------------------------------
Net change in unrealized appreciation                               15,872,132
------------------------------------------------------------------------------
Net realized and unrealized gain                                    27,993,207
------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $45,260,782
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                     YEAR ENDED OCTOBER 31,
                                                                       2010          2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income                                              $ 17,267,575  $ 11,540,815
Net realized gain (loss)                                             12,121,075   (17,850,581)
Net change in unrealized appreciation                                15,872,132    83,465,430
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 45,260,782    77,155,664
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (3,468,335)     (713,409)
    Class B                                                            (188,340)      (70,961)
    Class C                                                             (95,014)      (14,643)
    Class I                                                          (6,006,584)   (3,796,231)
    Class R4                                                             (3,651)       (1,021)
    Class W                                                          (6,686,304)   (5,505,562)
    Class Z                                                                (776)           --
---------------------------------------------------------------------------------------------
Total distributions to shareholders                                 (16,449,004)  (10,101,827)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (51,715,619)   11,510,561
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (22,903,841)   78,564,398
Net assets at beginning of year                                     259,287,526   180,723,128
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $236,383,685  $259,287,526
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,960,121  $    781,377
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------




                                                                                  YEAR ENDED OCTOBER 31,
                                                                              2010                       2009
                                                                   -------------------------  -------------------------
                                                                        SHARES   DOLLARS ($)       SHARES   DOLLARS ($)
CAPITAL STOCK ACTIVITY
CLASS A SHARES
  Subscriptions                                                      5,657,021    62,561,564    3,173,284    29,094,965
  Conversions from Class B                                              81,014       908,215       31,953       305,470
  Distributions reinvested                                             281,492     3,104,397       76,058       683,747
  Redemptions                                                       (2,617,094)  (28,225,287)  (1,490,957)  (11,853,498)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                       3,402,433    38,348,889    1,790,338    18,230,684
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Subscriptions                                                        208,306     2,275,298      153,167     1,423,379
  Distributions reinvested                                              16,340       179,177        7,818        67,114
  Conversions to Class A                                               (81,158)     (908,215)     (31,986)     (305,470)
  Redemptions                                                          (71,810)     (777,477)     (62,140)     (536,960)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                          71,678       768,783       66,859       648,063
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Subscriptions                                                        275,492     3,112,848       49,606       476,438
  Distributions reinvested                                               7,455        82,552        1,458        12,821
  Redemptions                                                          (42,014)     (467,211)      (8,248)      (74,221)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                         240,933     2,728,189       42,816       415,038
-----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Subscriptions                                                        878,050     9,440,113    5,204,021    50,883,356
  Distributions reinvested                                             550,588     6,005,808      449,432     3,795,741
  Redemptions                                                       (5,018,570)  (53,789,204)  (4,633,781)  (37,808,587)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)                                           (3,589,932)  (38,343,283)   1,019,672    16,870,510
-----------------------------------------------------------------------------------------------------------------------
CLASS R4 SHARES
  Subscriptions                                                          9,071       101,123           55           454
  Distributions reinvested                                                 257         2,907           65           553
  Redemptions                                                             (934)      (10,710)          (4)          (33)
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                           8,394        93,320          116           974
-----------------------------------------------------------------------------------------------------------------------
CLASS W SHARES
  Subscriptions                                                      2,099,887    22,301,741    4,123,883    37,492,530
  Distributions reinvested                                             614,502     6,685,949      659,389     5,505,342
  Redemptions                                                       (7,690,751)  (84,422,562)  (8,276,964)  (67,652,580)
-----------------------------------------------------------------------------------------------------------------------
  Net decrease                                                      (4,976,362)  (55,434,872)  (3,493,692)  (24,654,708)
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES
  Subscriptions                                                         10,441       122,597           --            --
  Distributions reinvested                                                  65           758           --            --
-----------------------------------------------------------------------------------------------------------------------
  Net increase                                                          10,506       123,355           --            --
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET INCREASE (DECREASE)                                       (4,832,350)  (51,715,619)    (573,891)   11,510,561
-----------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                       YEAR ENDED OCT. 31,
CLASS A                                            ----------------------------------------------------------
PER SHARE DATA                                       2010         2009         2008        2007       2006(a)
Net asset value, beginning of period                $10.35        $7.05       $10.57      $10.16        $9.98
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .76          .53          .61         .59          .33
Net realized and unrealized gain (loss) on
 investments                                          1.32         3.22        (3.43)        .39          .18
-------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.08         3.75        (2.82)        .98          .51
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.74)        (.45)        (.61)       (.55)        (.33)
Net realized gains                                      --           --         (.09)       (.02)          --
-------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.74)        (.45)        (.70)       (.57)        (.33)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69       $10.35        $7.05      $10.57       $10.16
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        20.75%       54.87%      (28.44%)      9.94%        5.25%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.37%        1.37%        1.41%       1.33%        1.81%(c)
-------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       1.31%        1.27%        1.40%       1.33%        1.39%(c)
-------------------------------------------------------------------------------------------------------------
Net investment income                                6.93%        5.85%        6.31%       5.61%        5.20%(c)
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $76,725      $32,726       $9,671      $4,674      $11,663
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%          62%          82%         41%          32%
-------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS B                                            --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.34       $7.05       $10.55      $10.16        $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .67         .46          .55         .52          .28
Net realized and unrealized gain (loss) on
 investments                                         1.31        3.22        (3.42)        .37          .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.98        3.68        (2.87)        .89          .47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.65)       (.39)        (.54)       (.48)        (.28)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.65)       (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.67      $10.34        $7.05      $10.55       $10.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.76%      53.60%      (28.85%)      8.94%        4.80%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.13%       2.15%        2.19%       2.13%        2.62%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      2.08%       2.04%        2.17%       2.13%        2.20%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.20%       5.28%        5.61%       4.90%        4.51%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $3,569      $2,420       $1,178      $1,147         $510
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.32       $7.04       $10.54      $10.15        $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .67         .45          .55         .53          .28
Net realized and unrealized gain (loss) on
 investments                                         1.32        3.22        (3.42)        .36          .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.99        3.67        (2.87)        .89          .46
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.66)       (.39)        (.54)       (.48)        (.28)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.66)       (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.65      $10.32        $7.04      $10.54       $10.15
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.87%      53.57%      (28.88%)      8.94%        4.75%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         2.14%       2.13%        2.18%       2.13%        2.61%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      2.06%       2.03%        2.16%       2.13%        2.19%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.14%       5.06%        5.64%       5.00%        4.46%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $3,622        $722         $191        $169          $39
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                        YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------------
PER SHARE DATA                                       2010         2009          2008         2007        2006(a)
Net asset value, beginning of period                $10.35         $7.05       $10.57        $10.16        $9.98
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .77           .57          .69           .65          .35
Net realized and unrealized gain (loss) on
 investments                                          1.35          3.22        (3.46)          .38          .17
----------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.12          3.79        (2.77)         1.03          .52
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                 (.78)         (.49)        (.66)         (.60)        (.34)
Net realized gains                                      --            --         (.09)         (.02)          --
----------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.78)         (.49)        (.75)         (.62)        (.34)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69        $10.35        $7.05        $10.57       $10.16
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.19%        55.52%      (28.08%)       10.38%        5.44%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          0.92%         0.88%        0.91%         0.93%        1.52%(c)
----------------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       0.92%         0.85%        0.91%         0.93%        1.10%(c)
----------------------------------------------------------------------------------------------------------------
Net investment income                                7.13%         6.59%        6.89%         6.14%        5.70%(c)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $78,154      $106,359      $65,282      $147,109      $47,400
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%           62%          82%           41%          32%
----------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCT. 31,
CLASS R4                                           --------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007       2006(a)
Net asset value, beginning of period               $10.35       $7.05       $10.56      $10.16        $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .72         .54          .67         .60          .34
Net realized and unrealized gain (loss) on
 investments                                         1.35        3.23        (3.43)        .39          .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.07        3.77        (2.76)        .99          .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (.74)       (.47)        (.66)       (.57)        (.34)
Net realized gains                                     --          --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  (.74)       (.47)        (.75)       (.59)        (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.68      $10.35        $7.05      $10.56       $10.16
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.75%      55.14%      (27.98%)      9.97%        5.36%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                         1.27%       1.18%        1.22%       1.24%        1.67%(c)
-----------------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                      1.22%       1.11%        0.97%       1.24%        1.25%(c)
-----------------------------------------------------------------------------------------------------------
Net investment income                               6.52%       6.31%        6.82%       5.75%        5.37%(c)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $124         $23          $15         $16          $14
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                    38%         62%          82%         41%          32%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                  YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------------
PER SHARE DATA                                       2010         2009          2008        2007(e)
Net asset value, beginning of period                $10.34         $7.05        $10.55       $10.24
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  .75           .53           .56          .57
Net realized and unrealized gain (loss) on
 investments                                          1.32          3.21         (3.36)         .28
---------------------------------------------------------------------------------------------------
Total from investment operations                      2.07          3.74         (2.80)         .85
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (.73)         (.45)         (.61)        (.52)
Net realized gains                                      --            --          (.09)        (.02)
---------------------------------------------------------------------------------------------------
Total distributions to shareholders                   (.73)         (.45)         (.70)        (.54)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.68        $10.34         $7.05       $10.55
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                        20.68%        54.69%       (28.29%)       8.49%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                          1.37%         1.33%         1.35%        1.33%(c)
---------------------------------------------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                       1.37%         1.30%         1.35%        1.33%(c)
---------------------------------------------------------------------------------------------------
Net investment income                                6.93%         6.18%         6.08%        5.86%(c)
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $74,067      $117,037      $104,386      $37,921
---------------------------------------------------------------------------------------------------
Portfolio turnover                                     38%           62%           82%          41%
---------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(f)
Net asset value, beginning of period                 $11.47
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .07
Net realized and unrealized gain on
 investments                                            .24
-------------------------------------------------------------
Total from investment operations                        .31
-------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                  (.09)
-------------------------------------------------------------
Net asset value, end of period                       $11.69
-------------------------------------------------------------
TOTAL RETURN                                          2.68%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Expenses prior to fees waived or expenses
 reimbursed                                           1.32%(c)
-------------------------------------------------------------
Net expenses after fees waived or expenses
 reimbursed(d)                                        0.97%(c)
-------------------------------------------------------------
Net investment income                                 7.36%(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $123
-------------------------------------------------------------
Portfolio turnover                                      38%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from February 16, 2006 (when shares became available) to October 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from December 1, 2006 (when shares became available) to October 31, 2007.
(f) For the period from September 27, 2010 (when shares became available) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
OCTOBER 31, 2010

NOTE 1. ORGANIZATION

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund) (the Fund), a series of RiverSource Global Series, Inc. (the Corporation), is a non-diversified Fund. The Corporation is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

FUND SHARES
The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board), and the Fund offers Class A, Class B, Class C, Class I, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges, however, the class is closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.


--------------------------------------------------------------------------------
38  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus. Class Z shares became effective September 27, 2010.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of Columbia Management Investment Advisors, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values.

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Foreign currency contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

--------------------------------------------------------------------------------
40  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

DERIVATIVE INSTRUMENTS
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

CREDIT DEFAULT SWAP CONTRACTS
Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap transactions to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts

--------------------------------------------------------------------------------
42  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain
(loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain
(loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

EFFECTS OF DERIVATIVE TRANSACTIONS IN THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCTOBER 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
Credit contracts     swap transactions      $48,436   swap transactions     $ 266,194
                                                      Premiums paid on
                                                      outstanding credit
                                                      default swap
                                                      contracts              (217,758)
-------------------------------------------------------------------------------------------
Total                                       $48,436                         $  48,436
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
                                   FORWARD FOREIGN
                                  CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                CONTRACTS        SWAPS     TOTAL
------------------------------------------------------------------------------
Credit contracts                       $     --      $(89,634) $ (89,634)
------------------------------------------------------------------------------
Foreign exchange contracts              (36,522)           --  $ (36,522)
------------------------------------------------------------------------------
Total                                  $(36,522)     $(89,634) $(126,156)
------------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
-----------------------------------------------------------------------------
                                     FORWARD FOREIGN
                                    CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                  CONTRACTS       SWAPS    TOTAL
-----------------------------------------------------------------------------
Credit contracts                           $--         $83,501  $83,501
-----------------------------------------------------------------------------
Foreign exchange contracts                  --              --  $    --
-----------------------------------------------------------------------------
Total                                      $--         $83,501  $83,501
-----------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At October 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed was $710,068 for the year ended October 31, 2010.


--------------------------------------------------------------------------------
44  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



SWAPS
The gross notional amount of contracts outstanding was $4.0 million at October 31, 2010. The monthly average gross notional amount for these contracts was $4.0 million for the year ended October 31, 2010. The fair value of such contracts at October 31, 2010 is set forth in the table above.

DELAYED DELIVERY SECURITIES & FORWARD SALE COMMITMENTS
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions with institutions that the Fund's Investment Manager has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

INCOME RECOGNITION
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

EXPENSES
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

DETERMINATION OF CLASS NET ASSET VALUE
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN TAX
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.


--------------------------------------------------------------------------------
46  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT MANAGEMENT FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The management fee for the year ended October 31, 2010 was 0.72% of the Fund's average daily net assets.

ADMINISTRATION FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended October 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

administrative services to the Fund and the Board. For the year ended October 31, 2010, other expenses paid to this company were $483.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENT FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares which amount varied by class, and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R4 and Class W shares, which amount varied by class. In addition the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from

--------------------------------------------------------------------------------
48  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For year ended October 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.18%
Class B..............................................  0.20
Class C..............................................  0.19
Class R4.............................................  0.07
Class W..............................................  0.20
Class Z..............................................  0.05*


* Annualized.

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $107,000 and $52,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $199,954 for Class A, $1,584 for Class B and $1,654 for Class C for the year ended October 31, 2010.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended October 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A..............................................  1.31%
Class B..............................................  2.08
Class C..............................................  2.06
Class I..............................................  0.92
Class R4.............................................  1.22
Class W..............................................  1.37
Class Z..............................................  0.97


The waived/reimbursed fees and expenses for the transfer agent fees at the class level were as follows:

Class A............................................  $21,328
Class B............................................    1,348
Class C............................................      618
Class W............................................        9


The management fees waived/reimbursed at the Fund level were $11,400.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until December 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.31%
Class B..............................................  2.08
Class C..............................................  2.07
Class I..............................................  0.92
Class R4.............................................  1.22
Class W..............................................  1.37
Class Z..............................................  1.06


Effective January 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until December 31, 2011, unless sooner terminated at the sole discretion of the Board,


--------------------------------------------------------------------------------
50  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.28%
Class B..............................................  2.03
Class C..............................................  2.03
Class I..............................................  0.83
Class R4.............................................  1.13
Class W..............................................  1.28
Class Z..............................................  1.03


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

NOTE 4. PORTFOLIO INFORMATION

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $87,504,965 and $135,844,180, respectively, for the year ended October 31, 2010.

NOTE 5. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2010, securities valued at $6,586,271 were on loan, secured by cash collateral of $6,724,300 partially or fully invested in short-term securities or other cash equivalents.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $5,036 earned from securities lending for the year ended October 31, 2010, is included in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

NOTE 6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

NOTE 7. SHAREHOLDER CONCENTRATION

At October 31, 2010, the Investment Manager along with affiliated funds-of-funds owned approximately 33% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

At October 31, 2010, the Investment Manager along with affiliated funds-of-funds owned 100% of Class I shares.

NOTE 8. LINE OF CREDIT

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

--------------------------------------------------------------------------------
52  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended October 31, 2010.

NOTE 9. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, foreign tax credits and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income...............  $ 360,173
Accumulated net realized loss.....................   (360,173)




--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

YEAR ENDED OCTOBER 31,                        2010         2009
------------------------------------------------------------------
Ordinary income.........................  $16,449,004  $10,101,827
Long-term capital gain..................           --           --


At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $ 1,753,343
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(5,545,654)
Unrealized appreciation (depreciation)...........  $28,577,615


At October 31, 2010, the cost of investments for federal income tax purposes was $209,142,564 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $30,559,279
Unrealized depreciation                             (2,003,727)
--------------------------------------------------------------
Net unrealized appreciation                        $28,555,552


The following capital loss carryforwards, determined at October 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION                                   AMOUNT
-------------------------------------------------------------
2017.............................................  $5,545,654


For the year ended October 31, 2010, $11,611,371 of capital loss carryforward was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.


--------------------------------------------------------------------------------
54  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



NOTE 10. SIGNIFICANT RISKS

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

NOTE 12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------
OCTOBER 31, 2010


August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and

--------------------------------------------------------------------------------
56  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA EMERGING MARKETS BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
58  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  59

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2010


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       0.00%
    Dividends Received Deduction for corporations................       0.00%
    U.S. Government Obligations..................................       0.00%
    Foreign Taxes Paid...........................................     $19,848
    Foreign Source Income........................................  $2,547,341


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
60  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------



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                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
64  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT  65

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
66  COLUMBIA EMERGING MARKETS BOND FUND -- 2010 ANNUAL REPORT

COLUMBIA EMERGING MARKETS BOND FUND
(formerly known as RiverSource Emerging Markets Bond Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6398 G (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
EMERGING MARKETS OPPORTUNITY FUND
(FORMERLY KNOWN AS THREADNEEDLE EMERGING MARKETS FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   27

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   59

Federal Income Tax Information.....   61

Board Members and Officers.........   62

Proxy Voting.......................   67



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares gained
  26.70% (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) Emerging Markets Index (MSCI Index), which advanced 23.89% for the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper
  Emerging Markets Funds Index, which increased 26.39% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------
Columbia Emerging Markets
  Opportunity Fund Class A
  (excluding sales charge)       +26.70%   -5.85%  +14.12%   +12.89%
--------------------------------------------------------------------
MSCI Index (unmanaged)           +23.89%   -3.70%  +15.28%   +14.96%
--------------------------------------------------------------------
Lipper Emerging Markets Funds
  Index (unmanaged)              +26.39%   -4.75%  +13.27%   +14.06%
--------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)               +26.70%   -5.85%  +14.12%   +12.89%     N/A
-------------------------------------------------------------------------
Class B (inception
  11/13/96)               +25.82%   -6.55%  +13.27%   +12.04%     N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +25.67%   -6.57%  +13.27%   +12.05%     N/A
-------------------------------------------------------------------------
Class I (inception
  3/4/04)                 +27.45%   -5.35%  +14.69%      N/A   +15.11%
-------------------------------------------------------------------------
Class R** (inception
  8/3/09)                 +26.36%     N/A      N/A       N/A   +24.86%
-------------------------------------------------------------------------
Class R4 (inception
  11/13/96)               +26.99%   -5.51%  +14.44%   +13.17%     N/A
-------------------------------------------------------------------------
Class R5 (inception
  08/1/08)                +27.36%     N/A      N/A       N/A    +4.39%
-------------------------------------------------------------------------
Class W (inception
  09/27/10)                  N/A      N/A      N/A       N/A    +5.63%***
-------------------------------------------------------------------------
Class Z (inception
  09/27/10)                  N/A      N/A      N/A       N/A    +5.63%***
-------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)               +19.42%   -7.69%  +12.77%   +12.23%     N/A
-------------------------------------------------------------------------
Class B (inception
  11/13/96)               +20.82%   -7.28%  +13.03%   +12.04%     N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +24.67%   -6.57%  +13.27%   +12.05%     N/A
-------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Class I, Class R, Class R4 and Class R5 shares are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are available to certain eligible investors.

  *For classes with less than 10 years performance.
 **Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. ***Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
           X              Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Sept. 27, 2010, Threadneedle Emerging Markets Fund was renamed Columbia Emerging Markets Opportunity Fund. Effective September 2010, Vanessa Donegan and Rafael Polatinsky assumed day-to-day management of the Fund. Threadneedle International Limited (Threadneedle) an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Columbia Emerging Markets Opportunity Fund Class A shares gained 26.70% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital

COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Brazil                                     18.2%
------------------------------------------------
China                                      14.5%
------------------------------------------------
Egypt                                       0.5%
------------------------------------------------
Hong Kong                                   2.7%
------------------------------------------------
Hungary                                     1.0%
------------------------------------------------
India                                       7.9%
------------------------------------------------
Indonesia                                   4.2%
------------------------------------------------
Luxembourg                                  1.2%
------------------------------------------------
Malaysia                                    1.9%
------------------------------------------------
Mexico                                      3.8%
------------------------------------------------
Poland                                      1.3%
------------------------------------------------
Russia                                      7.0%
------------------------------------------------
South Africa                                7.1%
------------------------------------------------
South Korea                                12.6%
------------------------------------------------
Taiwan                                      8.7%
------------------------------------------------
Thailand                                    2.1%
------------------------------------------------
Turkey                                      2.4%
------------------------------------------------
United Kingdom                              1.2%
------------------------------------------------
United States                               1.2%
------------------------------------------------
Other(2)                                    0.5%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


International (MSCI) Emerging Markets Index (MSCI Index), which advanced 23.89% for the same period. The Fund's peer group, the Lipper Emerging Markets Funds Index, gained 26.39% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The emerging equity markets were collectively very strong performers for the past year, particularly in U.S. dollar terms. Fears of a double-dip global recession negatively affected these markets at mid-year, but emerging market equities rallied strongly during the final months of the period as recession fears eased and global risk appetite recovered. Economic data from China suggest increased likelihood of a soft landing there, while other major economies such as Brazil and India continue to deliver healthy growth. During the period, emerging market equities received significant foreign fund inflows from investors attracted by robust growth and relatively healthy fundamentals.

The Fund benefited from an emphasis on strongly performing Brazil, an overweight in South Africa and an underweight in China. Conversely, having larger-than-benchmark positions in Hungary and Russia detracted from relative return. Stock selection in Russia was quite strong. Positioning in the consumer discretionary sector was a significant driver

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Vale SA, ADR (Brazil)                       3.2%
------------------------------------------------
Petroleo Brasileiro SA, ADR (Brazil)        2.6%
------------------------------------------------
Samsung Electronics Co., Ltd. (South
  Korea)                                    2.5%
------------------------------------------------
China Construction Bank Corp., Series H
  (China)                                   2.1%
------------------------------------------------
Sberbank of Russia (Russia)                 2.0%
------------------------------------------------
Itau Unibanco Holding SA, ADR (Brazil)      1.9%
------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Taiwan)                                  1.7%
------------------------------------------------
America Movil SAB de CV, Series L, ADR
  (Mexico)                                  1.6%
------------------------------------------------
OGX Petroleo e Gas Participacoes SA
  (Brazil)                                  1.5%
------------------------------------------------
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (Taiwan)                             1.4%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


of the Fund's favorable results. Specifically, the portfolio had meaningful holdings of consumer discretionary stocks in Brazil. The Fund had a larger-than-benchmark weighting in consumer discretionary stocks throughout the year and this sector performed very well, benefiting from healthy local demand.

CHANGES TO THE FUND'S PORTFOLIO
Over the course of the year, the Fund's weightings in the industrials, materials and consumer discretionary sectors increased. We potentially see attractive opportunities in these sectors if increased infrastructure spending and strong consumer demand continue to drive earnings higher. Weightings in the energy, telecommunication services and consumer staples sectors decreased.

From a geographic allocation perspective, over the course of the year, the Fund's weightings in Hong Kong and Brazil were reduced. Toward the end of the period, we added to the Fund's holdings in Asia. Economic data coming out of China have improved, enhancing our overall outlook for Asian equities. China has managed to slow its economy without a recession, a positive for the entire region because so many countries have trade surpluses with China. We believe that as long as China is growing, interregional trade should remain strong. We added to the Fund's holdings in China, India, and a little bit in Korea. In Korea, we avoided technology stocks, but found opportunities among industrial stocks that can benefit from activity in China. We funded the increase in Asia by taking some profits in Russia and Mexico, following strong relative performance.

OUR FUTURE STRATEGY
As of Oct. 31, 2010, the Fund's allocation to Latin America is larger than that of the MSCI Index, with the primary emphasis on Brazil. The Fund's weighting in Russia is also larger than that of the MSCI Index. The Asian weighting is smaller than that of the MSCI Index, but larger than it was at the beginning of the fiscal year. Within Asia, the Fund is underweight in Taiwan, Malaysia, China and Korea, relative to the MSCI Index, while its weighting in Indonesia is larger and its allocation to India is about equal to the index.

In terms of sector weightings, the Fund's consumer discretionary and financials weightings are larger than those of the MSCI Index, with the

--------------------------------------------------------------------------------
8  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


overweight in consumer discretionary still concentrated mainly in Brazil. Within financials, the Fund has emphasis on banks in Indonesia, Brazil, Hungary, Turkey and Mexico, while de-emphasizing insurance, diversified financial companies and real estate. We see emerging market banks as a way to attempt to capitalize on increased consumer spending in emerging countries.

The Fund's weightings in telecommunications services, utilities, energy and consumer staples are smaller than those of the MSCI Index. A key reason for the energy underweight is that we have not found compelling opportunities among Russian oil stocks. Telecommunications, utilities and consumer staples are more defensive sectors that tend to outperform when things aren't going so well. Now that investors' risk appetite has improved and we're seeing earnings upgrades across the emerging markets, we are less optimistic about the growth of these sectors.

China is evolving from a source of cheap labor toward a goal of being a world class manufacturing economy. This requires greater emphasis on areas such as automation and alternative energy. We have focused on companies across the emerging markets that we believe can benefit from this evolution. For example, Brazil now exports substantial amounts to China. In fact, Latin America is a major beneficiary of growth in Asia. We think it can be more productive to tap into the China growth theme through stocks in other regions, which may be more reasonably priced than Chinese stocks.

We believe strong consumer demand will continue to drive economic growth in the emerging markets.


  The Fund will continue to invest in companies that we believe may benefit from consumer demand trends and in companies that can benefit from rising infrastructure spending.






--------------------------------------------------------------------------------
             COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


In general, emerging market countries have low ratios of debt compared to gross domestic product, emerging market consumers tend to have low personal debt and many emerging economies have healthy banking sectors. All of these support healthy domestic and intra-regional demand. The Fund will continue to invest in companies that we believe may benefit from consumer demand trends and in companies that can benefit from rising infrastructure spending.


Vanessa Donegan                        Rafael Polatinsky, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
10  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Emerging Markets Opportunity Fund Class A shares (from 11/1/00 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA EMERGING MARKETS OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,942    $7,866   $18,241    $31,688
------------------------------------------------------------------------------------------
     Average annual total return                    +19.42%    -7.69%   +12.77%    +12.23%
------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS INDEX(1)
     Cumulative value of $10,000                    $12,389    $8,930   $20,356    $40,306
------------------------------------------------------------------------------------------
     Average annual total return                    +23.89%    -3.70%   +15.28%    +14.96%
------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,639    $8,641   $18,645    $37,271
------------------------------------------------------------------------------------------
     Average annual total return                    +26.39%    -4.75%   +13.27%    +14.06%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA EMERGING MARKETS OPPORTUNITY FUND LINE GRAPH)


                      COLUMBIA EMERGING
                     MARKETS OPPORTUNITY
                          FUND CLASS                              LIPPER EMERGING
                          A (INCLUDES        MSCI EMERGING         MARKETS FUNDS
                         SALES CHARGE)      MARKETS INDEX(1)          INDEX(2)
                     -------------------    ----------------    ------------------
11/1/00                    $ 9,425               $10,000              $10,000
                             9,621                10,632               10,516
                             8,269                 9,274                9,224
                             7,857                 8,611                8,735
10/01                        7,230                 7,653                7,779
                             8,720                 9,433                9,453
                             9,249                10,230               10,319
                             7,916                 8,604                8,768
10/02                        7,838                 8,299                8,333
                             8,034                 8,539                8,624
                             7,857                 8,792                8,934
                             9,033                10,583               10,519
10/03                       10,698                12,345               12,364
                            12,003                13,878               14,003
                            11,687                13,503               13,659
                            11,113                13,062               13,263
10/04                       12,420                14,740               15,032
                            14,165                16,934               17,172
                            13,986                16,749               16,915
                            15,897                19,206               19,260
10/05                       16,374                19,802               19,988
                            21,274                25,262               25,311
                            22,789                27,281               27,311
                            20,517                24,742               24,708
10/06                       22,571                26,815               26,905
                            25,354                29,800               29,834
                            26,847                32,250               32,134
                            29,835                37,346               36,313
10/07                       37,965                45,137               43,131
                            31,245                36,850               36,334
                            33,442                40,541               38,888
                            29,338                35,818               34,288
10/08                       16,028                19,762               18,795
                            14,380                18,442               16,884
                            17,837                23,224               20,959
                            23,200                29,882               27,293
10/09                       25,010                32,536               29,487
                            25,578                33,317               30,398
                            28,437                36,588               33,429
                            28,568                35,930               33,115
10/10                       31,688                40,306               37,271




(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,114.30        $10.38(d)     1.97%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.11        $ 9.90(d)     1.97%(d)
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,110.50        $14.42(d)     2.74%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,011.27        $13.74(d)     2.74%(d)
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,109.50        $14.36(d)     2.73%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,011.32        $13.69(d)     2.73%(d)
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,117.80        $ 7.76(d)     1.47%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.60        $ 7.39(d)     1.47%(d)
-------------------------------------------------------------------------------------------

Class R
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,113.50        $11.80(d)     2.24%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.76        $11.25(d)     2.24%(d)
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,116.60        $ 9.45(d)     1.79%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.01        $ 9.00(d)     1.79%(d)
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,117.60        $ 8.18(d)     1.55%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.20        $ 7.80(d)     1.55%(d)
-------------------------------------------------------------------------------------------

Class W
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,056.30        $ 1.70(d)     1.89%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.51        $ 9.50(d)     1.89%(d)
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class Z
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,056.30        $ 1.41          1.56%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.15        $ 7.85          1.56%
-------------------------------------------------------------------------------------------


(a) The beginning account values for Class W and Class Z are as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class W and Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: +11.43% for Class A, +11.05% for Class B, +10.95% for Class C, +11.78% for Class I, +11.35% for Class R, +11.66% for Class R4 and +11.76% for Class R5.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.85% for Class A, 2.60% for Class B, 2.60% for Class C, 1.41% for Class I, 2.10% for Class R, 1.71% for Class R4, 1.46% for Class R5, 1.85% for Class W and 1.60% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $9.86 for Class A, $13.73 for Class B, $13.78 for Class C, $7.55 for Class I, $11.17 for Class R, $9.13 for Class R4, $7.81 for Class R5 and $1.67 for Class W; the hypothetical expenses paid would have been $9.40 for Class A, $13.09 for Class B, $13.14 for Class C, $7.19 for Class I, $10.65 for Class R, $8.70 for Class R4, $7.44 for Class R5 and $9.30 for Class W. The actual and hypothetical expenses paid for Class Z would have been the same as those expenses presented in the table above.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010: +5.63% for Class W and +5.63% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (96.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL (16.5%)
Anhanguera Educacional Participacoes SA Unit            360,000            $7,035,555
Banco Santander Brasil SA, ADR                          688,099             9,908,626
BM&FBovespa SA                                        1,046,900             8,738,546
Fibria Celulose SA, ADR                                 364,486(b)          6,546,169
Itau Unibanco Holding SA, ADR                           536,586            13,178,552
Localiza Rent a Car SA                                  424,903             7,040,864
Lojas Renner SA                                         218,000             8,656,864
MRV Engenharia e Participacoes SA                       469,400             4,572,975
OGX Petroleo e Gas Participacoes SA                     800,700(b)         10,477,726
Petroleo Brasileiro SA, ADR                             523,794            17,871,851
Vale SA, ADR                                            676,756            21,750,938
                                                                      ---------------
Total                                                                     115,778,666
-------------------------------------------------------------------------------------

CHINA (14.3%)
Bank of China Ltd., Series H                         12,124,000(e)          7,257,820
China Construction Bank Corp., Series H              14,944,000            14,247,988
China National Building Material Co., Ltd.,
 Series H                                             1,440,000             3,511,289
China Shenhua Energy Co., Ltd., Series H              1,245,500             5,543,769
China Yurun Food Group Ltd.                           1,483,000             5,768,604
CNOOC Ltd.                                            2,488,000             5,155,113
CNOOC Ltd., ADR                                          39,726             8,299,555
Dongfang Electric Corp., Ltd., Series H                 978,800             4,760,774
Dongfeng Motor Group Co., Ltd., Series H              3,318,000             7,191,640
Hengan International Group Co., Ltd.                    462,000             4,351,180
Industrial & Commercial Bank of China,
 Series H                                            10,116,000             8,143,960
New Oriental Education & Technology Group,
 ADR                                                     58,295(b)          6,259,134
PetroChina Co., Ltd., Series H                        4,178,000             5,099,198
Ping An Insurance Group Co. of China Ltd.,
 Series H                                               662,500             7,132,709
Tencent Holdings Ltd.                                   341,800             7,827,313
                                                                      ---------------
Total                                                                     100,550,046
-------------------------------------------------------------------------------------

EGYPT (0.5%)
Orascom Construction Industries, GDR                     68,351(d)          3,164,651
-------------------------------------------------------------------------------------

HONG KONG (2.7%)
Agile Property Holdings Ltd.                          3,580,000             4,711,134
China High Speed Transmission Equipment Group
 Co., Ltd.                                            2,407,000             4,918,963
China Mobile Ltd.                                       331,000             3,371,494
China Overseas Land & Investment Ltd.                 2,859,797(e)          6,014,023
                                                                      ---------------
Total                                                                      19,015,614
-------------------------------------------------------------------------------------

HUNGARY (1.0%)
OTP Bank PLC                                            234,246(b,e)        6,972,681
-------------------------------------------------------------------------------------

INDIA (7.8%)
Bharat Heavy Electricals Ltd.                           120,394             6,627,564
Housing Development Finance Corp.                        92,634             1,433,976


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INDIA (CONT.)
ICICI Bank Ltd.                                         344,544            $9,019,801
Infosys Technologies Ltd.                               101,202             6,769,656
Jaiprakash Associates Ltd.                            1,767,488             4,784,253
Larsen & Toubro Ltd.                                    111,353             5,082,760
Maruti Suzuki India Ltd.                                211,062             7,371,611
Reliance Industries Ltd.                                278,120             6,863,006
State Bank of India                                      94,249             6,684,095
                                                                      ---------------
Total                                                                      54,636,722
-------------------------------------------------------------------------------------

INDONESIA (4.1%)
Astra International Tbk PT                              717,000             4,574,035
Bank Mandiri Tbk PT                                   6,656,500             5,214,941
Bank Rakyat Indonesia Persero Tbk PT                  4,342,500             5,540,515
Bumi Resources Tbk PT                                16,717,500             4,163,004
Indofood CBP Sukses Makmur TbK PT                     7,140,500(b)          4,555,215
Semen Gresik Persero Tbk PT                           4,243,000             4,653,766
                                                                      ---------------
Total                                                                      28,701,476
-------------------------------------------------------------------------------------

LUXEMBOURG (1.2%)
Evraz Group SA, GDR                                     155,155(b,d)        4,704,300
Ternium SA, ADR                                          98,654             3,381,859
                                                                      ---------------
Total                                                                       8,086,159
-------------------------------------------------------------------------------------

MALAYSIA (1.8%)
Axiata Group Bhd                                      2,878,800(b)          4,156,210
CIMB Group Holdings Bhd                               1,300,800             3,467,406
Genting Bhd                                           1,587,800             5,330,107
                                                                      ---------------
Total                                                                      12,953,723
-------------------------------------------------------------------------------------

MEXICO (3.8%)
America Movil SAB de CV, Series L, ADR                  189,519            10,851,857
Bolsa Mexicana de Valores SAB de CV                     213,600(e)            388,040
Grupo Financiero Banorte SAB de CV, Series O          1,371,600             5,868,859
Grupo Mexico SAB de CV, Series B                      1,091,900             3,596,687
Wal-Mart de Mexico SAB de CV, Series V                2,091,500             5,725,589
                                                                      ---------------
Total                                                                      26,431,032
-------------------------------------------------------------------------------------

POLAND (1.3%)
Bank Pekao SA                                            77,818             5,089,697
Powszechna Kasa Oszczednosci Bank Polski SA             232,618             3,674,979
                                                                      ---------------
Total                                                                       8,764,676
-------------------------------------------------------------------------------------

RUSSIA (6.9%)
Eurasia Drilling Co., Ltd., GDR                         236,717(d)          6,036,284
LSR Group, GDR                                          347,584(b,d)        2,954,464
Lukoil OAO, ADR                                         112,967             6,303,559
MMC Norilsk Nickel, ADR                                 349,517             6,537,715
Novolipetsk Steel OJSC, GDR                             153,817(d)          5,265,156
Sberbank of Russia                                    4,095,427            13,572,245
X5 Retail Group NV, GDR                                 176,377(b,d)        7,390,196
                                                                      ---------------
Total                                                                      48,059,619
-------------------------------------------------------------------------------------

SOUTH AFRICA (7.0%)
Impala Platinum Holdings Ltd.                           153,997             4,357,347
Kumba Iron Ore Ltd.                                      94,730             5,387,847
Mr Price Group Ltd.                                     429,798             3,909,991
MTN Group Ltd.                                          318,035             5,726,512
Murray & Roberts Holdings Ltd.                          603,720             3,744,294
Naspers Ltd., Series N                                  122,386             6,432,973
Shoprite Holdings Ltd.                                  369,891             5,234,092
Standard Bank Group Ltd.                                633,681             9,354,395
Truworths International Ltd.                            529,442             5,221,257
                                                                      ---------------
Total                                                                      49,368,708
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOUTH KOREA (12.4%)
Hyundai Department Store Co., Ltd.                       51,866            $5,739,429
Hyundai Engineering & Construction Co., Ltd.             99,984             6,691,787
Hyundai Mobis                                            35,496             8,833,932
Hyundai Motor Co.                                        66,158             9,996,497
Kangwon Land, Inc.                                      178,200             4,189,382
KB Financial Group, Inc.                                 70,791             3,146,043
LG Chem Ltd.                                             25,697             7,925,533
LG Electronics, Inc.                                     49,056             4,320,981
POSCO                                                    15,221             6,250,313
Samsung Electronics Co., Ltd.                            25,553            16,920,562
Samsung Engineering Co., Ltd.                            39,822             6,353,370
Shinhan Financial Group Co., Ltd.                       165,970             6,424,426
                                                                      ---------------
Total                                                                      86,792,255
-------------------------------------------------------------------------------------

TAIWAN (8.6%)
Acer, Inc.                                            2,165,163             6,286,801
Cathay Financial Holding Co., Ltd.                    3,032,700             4,640,624
Delta Electronics, Inc.                               1,778,000             7,346,148
Hon Hai Precision Industry Co., Ltd.                  3,041,196            11,522,316
MediaTek, Inc.                                          190,551             2,396,124
Synnex Technology International Corp.                 1,818,569             4,448,862
Taiwan Semiconductor Manufacturing Co., Ltd.          4,831,858             9,910,856
Tripod Technology Corp.                               1,936,766             7,432,799
Young Fast Optoelectronics Co., Ltd.                    275,577             3,240,282
Yuanta Financial Holding Co., Ltd.                    5,137,000             3,229,815
                                                                      ---------------
Total                                                                      60,454,627
-------------------------------------------------------------------------------------

THAILAND (2.0%)
Bangkok Bank PCL                                      1,487,075             7,415,467
Siam Commercial Bank PCL                              2,000,300             6,861,806
                                                                      ---------------
Total                                                                      14,277,273
-------------------------------------------------------------------------------------

TURKEY (2.4%)
BIM Birlesik Magazalar AS                               134,136             4,607,855
KOC Holding AS                                        1,454,179             6,851,062
Turkiye Garanti Bankasi AS                              884,107             5,341,549
                                                                      ---------------
Total                                                                      16,800,466
-------------------------------------------------------------------------------------

UNITED KINGDOM (1.2%)
Antofagasta PLC                                         401,488             8,503,948
-------------------------------------------------------------------------------------

UNITED STATES (1.2%)
Southern Copper Corp.                                   198,071             8,477,439
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $559,517,254)                                                     $677,789,781
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL
Itau Unibanco Holding SA                                314,600            $7,611,290
Petroleo Brasileiro SA                                  170,200             2,593,877
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $9,479,059)                                                        $10,205,167
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                 3,749,862(f)         $3,749,862
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,749,862)                                                         $3,749,862
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (1.9%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS(g)
Citigroup Global Markets, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $4,000,077                          0.230%          $4,000,000            $4,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $4,581,429                          0.230%          $4,581,341            $4,581,341
Pershing LLC
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,133                          0.320            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      13,581,341
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $13,581,341)                                                       $13,581,341
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $586,327,516)(h)                                                  $705,326,151
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Auto Components                                 1.3%         $8,833,932
Automobiles                                     4.1          29,133,783
Banking                                         1.1           7,611,290
Capital Markets                                 0.5           3,229,815
Chemicals                                       1.1           7,925,533
Commercial Banks                               22.3         156,385,851
Computers & Peripherals                         0.9           6,286,801
Construction & Engineering                      3.6          25,036,862
Construction Materials                          1.6          11,119,519
Diversified Consumer Services                   1.9          13,294,689
Diversified Financial Services                  1.3           9,126,586
Electrical Equipment                            2.3          16,307,301
Electronic Equipment, Instruments &
  Components                                    4.8          33,990,407
Energy Equipment & Services                     0.9           6,036,284
Food & Staples Retailing                        3.3          22,957,732
Food Products                                   1.5          10,323,819
Hotels, Restaurants & Leisure                   1.4           9,519,489
Household Durables                              1.3           8,893,956
Industrial Conglomerates                        1.7          11,635,315
Insurance                                       1.7          11,773,333
Internet Software & Services                    1.1           7,827,313
IT Services                                     1.0           6,769,656


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(A)
-----------------------------------------------------------------------
Media                                           0.9%         $6,432,973
Metals & Mining                                11.1          78,213,549
Multiline Retail                                2.0          14,396,293
Oil Field Services                              0.4           2,593,877
Oil, Gas & Consumable Fuels                     9.9          69,776,781
Paper & Forest Products                         0.9           6,546,169
Personal Products                               0.6           4,351,180
Real Estate Management & Development            1.5          10,725,157
Road & Rail                                     1.0           7,040,864
Semiconductors & Semiconductor
  Equipment                                     4.2          29,227,542
Specialty Retail                                1.3           9,131,248
Thrifts & Mortgage Finance                      0.2           1,433,976
Wireless Telecommunication Services             3.4          24,106,073
Other(1)                                        2.5          17,331,203
-----------------------------------------------------------------------
Total                                                      $705,326,151
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                         CURRENCY TO     CURRENCY TO      UNREALIZED      UNREALIZED
COUNTERPARTY            EXCHANGE DATE    BE DELIVERED     BE RECEIVED    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------
Citibank                 Nov. 1, 2010      1,261,364       1,812,000
                                                (USD)           (TRY)       $3,028                $--
Citibank                 Nov. 2, 2010      6,200,000         883,321
                                                (ZAR)           (USD)           --             (2,684)
-----------------------------------------------------------------------------------------------------
Total                                                                       $3,028            $(2,684)
-----------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt
     TRY  -- Turkish Lira
     ZAR  -- South African Rand


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $29,515,051 or 4.21% of net assets.

(e) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

CITIGROUP GLOBAL MARKETS, INC. (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                          $22,607
Fannie Mae REMICS                                 1,330,720
Fannie Mae-Aces                                      29,414
Freddie Mac Reference REMIC                          42,879
Freddie Mac REMICS                                2,083,244
Government National Mortgage Association            571,136
-----------------------------------------------------------
Total market value of collateral securities      $4,080,000
-----------------------------------------------------------


DEUTSCHE BANK AG (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $4,672,967
-----------------------------------------------------------
Total market value of collateral securities      $4,672,967
-----------------------------------------------------------


PERSHING LLC (0.320%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                    $761,902
Fannie Mae REMICS                                   353,353
Fannie Mae Whole Loan                                 5,877
Federal Farm Credit Bank                            179,064
Federal Home Loan Banks                              65,292
Federal Home Loan Mortgage Corp                       8,856
Federal National Mortgage Association               103,207
Freddie Mac Gold Pool                               693,495


--------------------------------------------------------------------------------
22  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.320%) (CONTINUED)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Freddie Mac REMICS                                 $425,825
Ginnie Mae I Pool                                   645,736
Ginnie Mae II Pool                                  579,428
Government National Mortgage Association            540,457
United States Treasury Inflation Indexed Bonds        9,752
United States Treasury Note/Bond                    727,757
-----------------------------------------------------------
Total market value of collateral securities      $5,100,001
-----------------------------------------------------------


(h) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $592,479,655 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $119,491,013
     Unrealized depreciation                          (6,644,517)
     -----------------------------------------------------------
     Net unrealized appreciation                    $112,846,496
     -----------------------------------------------------------






--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $677,789,781               $--         $--        $677,789,781
  Preferred Stocks                 10,205,167                --          --          10,205,167
-----------------------------------------------------------------------------------------------
Total Equity Securities           687,994,948                --          --         687,994,948
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         3,749,862                --          --           3,749,862
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --        13,581,341          --          13,581,341
-----------------------------------------------------------------------------------------------
Total Other                         3,749,862        13,581,341          --          17,331,203
-----------------------------------------------------------------------------------------------
Investments in Securities         691,744,810        13,581,341          --         705,326,151
Derivatives(d)
  Assets
    Forward Foreign
    Currency Exchange
    Contracts                              --             3,028          --               3,028
  Liabilities
    Forward Foreign
    Currency Exchange
    Contracts                              --            (2,684)         --              (2,684)
-----------------------------------------------------------------------------------------------
Total                            $691,744,810       $13,581,685         $--        $705,326,495
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $268,332,095. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
26  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $568,996,313)             $687,994,948
  Affiliated money market fund (identified cost $3,749,862)           3,749,862
  Investments of cash collateral received for securities on loan
    (identified cost $13,581,341)                                    13,581,341
-------------------------------------------------------------------------------
Total investments in securities (identified cost $586,327,516)      705,326,151
Foreign currency holdings (identified cost $10,183,616)              10,052,560
Capital shares receivable                                               908,377
Dividends and accrued interest receivable                               560,453
Receivable for investment securities sold                             3,199,418
Unrealized appreciation on forward foreign currency exchange
  contracts                                                               3,028
-------------------------------------------------------------------------------
Total assets                                                        720,049,987
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                1,283,236
Payable for investment securities purchased                           3,757,867
Payable upon return of securities loaned                             13,581,341
Unrealized depreciation on forward foreign currency exchange
  contracts                                                               2,684
Accrued investment management services fees                              20,705
Accrued distribution fees                                                 5,855
Accrued transfer agency fees                                             16,224
Accrued administrative services fees                                      1,504
Accrued plan administration services fees                                    10
Other accrued expenses                                                  452,271
-------------------------------------------------------------------------------
Total liabilities                                                    19,121,697
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $700,928,290
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    725,498
Additional paid-in capital                                          572,058,730
Undistributed net investment income                                   4,930,398
Accumulated net realized gain (loss)                                  4,348,096
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        118,865,568
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $700,928,290
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 12,852,751
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- OCT. 31, 2010 (UNAUDITED)

NET ASSET VALUE PER SHARE
                         NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                $523,288,192           53,653,023                      $ 9.75(1)
Class B                $ 37,312,287            4,319,656                      $ 8.64
Class C                $ 38,770,335            4,501,173                      $ 8.61
Class I                $ 84,278,781            8,306,376                      $10.15
Class R                $ 15,164,872            1,561,399                      $ 9.71
Class R4               $  1,402,320              138,188                      $10.15
Class R5               $    687,416               67,607                      $10.17
Class W                $      2,641                  271                      $ 9.75
Class Z                $     21,446                2,114                      $10.14
------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.34. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 14,778,228
Interest                                                           117,856
Income distributions from affiliated money market fund              19,826
Income from securities lending -- net                              117,992
Foreign taxes withheld                                          (1,451,529)
--------------------------------------------------------------------------
Total income                                                    13,582,373
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              6,678,651
Distribution fees
  Class A                                                        1,147,121
  Class B                                                          397,712
  Class C                                                          344,726
  Class R                                                           65,971
  Class W                                                                1
Transfer agency fees
  Class A                                                        1,138,958
  Class B                                                          105,639
  Class C                                                           88,823
  Class R                                                           10,044
  Class R4                                                             689
  Class R5                                                             358
Administrative services fees                                       491,606
Plan administration services fees
  Class R                                                           27,446
  Class R4                                                           3,087
Compensation of board members                                       18,286
Custodian fees                                                     468,000
Printing and postage                                               110,280
Registration fees                                                  140,720
Professional fees                                                  130,913
Other                                                              345,964
--------------------------------------------------------------------------
Total expenses                                                  11,714,995
--------------------------------------------------------------------------
Investment income (loss) -- net                                  1,867,378
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        130,106,440
  Foreign currency transactions                                    (79,437)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        130,027,003
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    16,283,884
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          146,310,887
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $148,178,265
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                   2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  1,867,378  $  1,073,939
Net realized gain (loss) on investments                        130,027,003   (79,169,258)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         16,283,884   239,320,659
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   148,178,265   161,225,340
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (2,568,740)           --
    Class B                                                        (19,695)           --
    Class C                                                       (193,813)           --
    Class I                                                       (693,406)           --
    Class R                                                        (97,017)           --
    Class R4                                                        (8,976)           --
    Class R5                                                        (5,301)           --
----------------------------------------------------------------------------------------
Total distributions                                             (3,586,948)           --
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
30  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                                                   2010          2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 85,282,805  $ 80,251,128
  Class B shares                                                 8,535,966     9,019,008
  Class C shares                                                10,812,054     4,625,001
  Class I shares                                                 4,925,169    63,017,867
  Class R shares                                                 6,673,201       765,806
  Class R4 shares                                                  163,774       436,563
  Class R5 shares                                                    2,606           668
  Class W shares                                                     2,500           N/A
  Class Z shares                                                    21,403           N/A
Fund merger (Note 11)
  Class A shares                                                       N/A    45,280,067
  Class B shares                                                       N/A     2,387,255
  Class C shares                                                       N/A    25,077,963
  Class R shares                                                       N/A    12,517,198
  Class R5 shares                                                      N/A       496,500
Reinvestment of distributions at net asset value
  Class A shares                                                 2,496,135            --
  Class B shares                                                    19,165            --
  Class C shares                                                   114,627            --
  Class I shares                                                   693,280            --
  Class R shares                                                    11,505            --
  Class R4 shares                                                    8,976            --
  Class R5 shares                                                    5,259            --
Conversions from Class B to Class A
  Class A shares                                                 8,787,572     6,661,382
  Class B shares                                                (8,787,572)   (6,661,382)
Payments for redemptions
  Class A shares                                               (96,690,846)  (95,511,753)
  Class B shares                                                (9,645,349)   (8,184,934)
  Class C shares                                               (12,720,504)   (4,011,594)
  Class I shares                                                (8,008,374)   (7,237,209)
  Class R shares                                                (6,801,569)   (1,958,447)
  Class R4 shares                                                 (249,476)     (397,068)
  Class R5 shares                                                     (125)           --
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (14,347,818)  126,574,019
----------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note 10)                     203,460       458,466
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        130,446,959   288,257,825
Net assets at beginning of year                                570,481,331   282,223,506
----------------------------------------------------------------------------------------
Net assets at end of year                                     $700,928,290  $570,481,331
----------------------------------------------------------------------------------------
Undistributed net investment income                           $  4,930,398  $    582,060
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $7.74       $4.96       $14.99      $11.32       $8.23
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .02          .08         .04         .01
Net gains (losses) (both realized and
 unrealized)                                         2.03        2.75        (7.24)       6.27        3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.06        2.77        (7.16)       6.31        3.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)         --         (.18)         --        (.02)
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.05)         --        (2.87)      (2.64)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.75       $7.74        $4.96      $14.99      $11.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.70%(b)   56.05%(c)   (57.79%)     68.21%      37.85%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.85%       1.90%        1.87%       1.83%       1.81%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .34%        .38%         .78%        .31%        .19%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $523        $416         $250        $661        $425
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.87       $4.43       $13.73      $10.63       $7.77
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)       (.02)         .00(a)     (.05)       (.05)
Net gains (losses) (both realized and
 unrealized)                                         1.80        2.45        (6.53)       5.79        2.91
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.77        2.43        (6.53)       5.74        2.86
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(a)      --         (.08)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)      --        (2.77)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.64       $6.87        $4.43      $13.73      $10.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.82%(b)   55.08%(c)   (58.08%)     66.95%      36.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.60%       2.68%        2.62%       2.58%       2.57%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.42%)      (.36%)        .02%       (.48%)      (.55%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $37         $38          $28         $94         $77
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.89       $4.44       $13.78      $10.66       $7.79
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)       (.04)         .00(a)     (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         1.79        2.48        (6.54)       5.81        2.93
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.76        2.44        (6.54)       5.76        2.87
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)         --         (.11)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)         --        (2.80)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.61       $6.89        $4.44      $13.78      $10.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.67%(b)   55.18%(c)   (58.15%)     67.03%      36.84%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.60%       2.60%        2.63%       2.59%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.43%)      (.65%)        .03%       (.48%)      (.57%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $39         $33           $3          $8          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.04       $5.12       $15.38      $11.50       $8.35
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .06          .11         .09         .03
Net gains (losses) (both realized and
 unrealized)                                         2.12        2.85        (7.45)       6.43        3.16
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.19        2.91        (7.34)       6.52        3.19
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)         --         (.23)         --        (.04)
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)         --        (2.92)      (2.64)       (.04)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.15       $8.04        $5.12      $15.38      $11.50
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.45%(b)   57.03%(c)   (57.63%)     69.07%      38.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.35%       1.26%        1.42%       1.39%       1.35%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .84%        .77%         .97%        .75%        .63%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $84         $69          $--         $56         $41
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R*                                           -------------------
PER SHARE DATA                                      2010       2009(e)
Net asset value, beginning of period                $7.74       $7.42
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)     (.01)
Net gains (losses) (both realized and
 unrealized)                                         2.03         .33
----------------------------------------------------------------------
Total from investment operations                     2.03         .32
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)         --
----------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)       --
----------------------------------------------------------------------
Net asset value, end of period                      $9.71       $7.74
----------------------------------------------------------------------
TOTAL RETURN                                       26.36%(b)    4.31%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.13%       2.06%(f)
----------------------------------------------------------------------
Net investment income (loss)                         .04%       (.36%)(f)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15         $12
----------------------------------------------------------------------
Portfolio turnover rate                               96%        149%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.05       $5.14       $15.32      $11.50       $8.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .04          .11         .05         .03
Net gains (losses) (both realized and
 unrealized)                                         2.11        2.86        (7.45)       6.41        3.14
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.16        2.90        (7.34)       6.46        3.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)         --         (.15)         --          --
Distributions from realized gains                      --          --        (2.69)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)         --        (2.84)      (2.64)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.15       $8.05        $5.14      $15.32      $11.50
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.99%(b)   56.62%(c)   (57.58%)     68.51%      38.06%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.65%       1.62%        1.73%       1.65%       1.63%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.65%       1.56%        1.47%       1.65%       1.63%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .51%        .72%        1.12%        .45%        .41%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1           $1          $2          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%        125%        145%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R5                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(h)
Net asset value, beginning of period                $8.06       $5.13        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .05          .03
Net gains (losses) (both realized and
 unrealized)                                         2.12        2.87        (4.22)
----------------------------------------------------------------------------------
Total from investment operations                     2.19        2.92        (4.19)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)         --           --
----------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .00(a)      .01           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.17       $8.06        $5.13
----------------------------------------------------------------------------------
TOTAL RETURN                                       27.36%(b)   57.12%(c)   (44.96%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.41%       1.31%        1.47%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                         .78%        .68%        1.57%(f)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               96%        149%         133%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS W                                              OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                  $9.23
--------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .53
--------------------------------------------------------------
Total from investment operations                        .52
--------------------------------------------------------------
Net asset value, end of period                        $9.75
--------------------------------------------------------------
TOTAL RETURN                                          5.63%
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.89%(f)
--------------------------------------------------------------
Net investment income (loss)                          (.71%)(f)
--------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
--------------------------------------------------------------
Portfolio turnover rate                                 96%
--------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(i)
Net asset value, beginning of period                  $9.60
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.00)(a)
Net gains (losses) (both realized and
 unrealized)                                            .54
-------------------------------------------------------------
Total from investment operations                        .54
-------------------------------------------------------------
Net asset value, end of period                       $10.14
-------------------------------------------------------------
TOTAL RETURN                                          5.63%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.56%(f)
-------------------------------------------------------------
Net investment income (loss)                          (.46%)(f)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 96%
-------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS
*() Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Oct. 31, 2010 the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.03% for classes A, I, R, R4 and R5 and by 0.04% for classes B and C.
(c) During the year ended Oct. 31, 2009 the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total returns would have been lower by 0.12%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) For the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(i) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 and Class R5 shares are not subject to sales charges, however, these classes are closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts. Class W shares became effective Sept. 27, 2010.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Oct. 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
42  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
44  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts              $3,028    contracts              $2,684
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $62,120
--------------------------------------------------------------------------



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $344
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $2.1 million at Oct. 31, 2010. The monthly average gross notional amount for

--------------------------------------------------------------------------------
46  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


these contracts was $500,000 for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment
(PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $66,600 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 1.07% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $801.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.


--------------------------------------------------------------------------------
48  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A.............................................  0.25%
Class B.............................................  0.27
Class C.............................................  0.26
Class R.............................................  0.08
Class R4............................................  0.06
Class R5............................................  0.06
Class W.............................................  0.18*
Class Z.............................................  0.17*


*   Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), severally, but not jointly, guaranteed the performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Emerging Markets Fund, which was acquired by the Fund on Aug. 14, 2009 (see Note 11) including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $113,654. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $56,400 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,096,000 and $1,496,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $691,994 for Class A, $30,267 for Class B and $1,780 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.85%
Class B..............................................  2.60%
Class C..............................................  2.60%
Class I..............................................  1.41%
Class R..............................................  2.10%
Class R4.............................................  1.71%
Class R5.............................................  1.46%
Class W..............................................  1.85%
Class Z..............................................  1.60%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
50  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $582,592,252 and $594,662,450, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010       2009(a)
-------------------------------------------------------------------
CLASS A
Sold                                         9,964,176   12,649,748
Fund merger                                        N/A    6,283,578
Converted from Class B(b)                    1,001,557      927,466
Reinvested distributions                       306,274           --
Redeemed                                   (11,395,153) (16,538,001)
-------------------------------------------------------------------
Net increase (decrease)                       (123,146)   3,322,791
-------------------------------------------------------------------

CLASS B
Sold                                         1,130,777    1,590,019
Fund merger                                        N/A      372,602
Reinvested distributions                         2,636           --
Converted to Class A(b)                     (1,128,603)  (1,042,154)
Redeemed                                    (1,286,309)  (1,673,824)
-------------------------------------------------------------------
Net increase (decrease)                     (1,281,499)    (753,357)
-------------------------------------------------------------------

CLASS C
Sold                                         1,432,742      779,191
Fund merger                                        N/A    3,905,413
Reinvested distributions                        15,811           --
Redeemed                                    (1,703,710)    (640,121)
-------------------------------------------------------------------
Net increase (decrease)                       (255,157)   4,044,483
-------------------------------------------------------------------

CLASS I
Sold                                           543,572    9,487,877
Reinvested distributions                        82,142           --
Redeemed                                      (894,959)    (913,814)
-------------------------------------------------------------------
Net increase (decrease)                       (269,245)   8,574,063
-------------------------------------------------------------------

CLASS R(c)
Sold                                           786,016      100,396
Fund merger                                        N/A    1,735,811
Reinvested distributions                         1,413           --
Redeemed                                      (806,481)    (255,756)
-------------------------------------------------------------------
Net increase (decrease)                        (19,052)   1,580,451

-------------------------------------------------------------------


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                            2010       2009(a)
-------------------------------------------------------------------
CLASS R4
Sold                                            18,130       63,248
Reinvested distributions                         1,060           --
Redeemed                                       (28,399)     (68,066)
-------------------------------------------------------------------
Net increase (decrease)                         (9,209)      (4,818)
-------------------------------------------------------------------

CLASS R5
Sold                                               258           --
Fund merger                                        N/A       66,208
Reinvested distributions                           621           --
Redeemed                                           (15)          --
-------------------------------------------------------------------
Net increase (decrease)                            864       66,208
-------------------------------------------------------------------

CLASS W(d)
Sold                                               271          N/A
-------------------------------------------------------------------
Net increase (decrease)                            271          N/A
-------------------------------------------------------------------

CLASS Z(d)
Sold                                             2,114          N/A
-------------------------------------------------------------------
Net increase (decrease)                          2,114          N/A
-------------------------------------------------------------------


(a) Class R is for the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(d) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $12,852,751 were on loan, secured by cash collateral of $13,581,341 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
52  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $117,992 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $222,260,427 and $230,996,877, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

As a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $203,460 during the year ended Oct. 31, 2010 and $458,466 during the year ended Oct. 31, 2009, which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, Columbia Emerging Markets Opportunity Fund acquired the assets and assumed the identified liabilities of Seligman Emerging Markets Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 29, 2009.

The aggregate net assets of Columbia Emerging Markets Opportunity Fund immediately before the acquisition were $457,623,309 and the combined net assets immediately after the acquisition were $543,382,292.

The acquisition was accomplished by a tax-free exchange of 9,437,758 shares of Seligman Emerging Markets Fund valued at $85,758,983.


--------------------------------------------------------------------------------
54  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


In exchange for Seligman Emerging Markets Fund shares, Columbia Emerging Markets Opportunity Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  6,283,578
Class B...........................................    372,602
Class C...........................................  3,905,413
Class R...........................................  1,735,811
Class R5..........................................     66,208


The components of Seligman Emerging Markets Fund net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                    EXCESS OF
                                                  ACCUMULATED     DISTRIBUTIONS
TOTAL                   CAPITAL     UNREALIZED        NET            OVER NET
NET ASSETS               STOCK     APPRECIATION  REALIZED LOSS  INVESTMENT INCOME
---------------------------------------------------------------------------------
$85,758,983           $89,533,507   $17,108,032   $(20,882,556)        $--


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,067,908 and accumulated net realized gain has been decreased by $5,405,982 resulting in a net reclassification adjustment to decrease paid-in capital by $661,926.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                               2010     2009
---------------------------------------------------------------
Ordinary income..............................  $3,586,948   $--
Long-term capital gain.......................          --    --




--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  6,903,325
Undistributed accumulated long-term gain........  $  8,543,463
Unrealized appreciation (depreciation)..........  $112,697,274


For the year ended Oct. 31, 2010, $98,285,238 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution

--------------------------------------------------------------------------------
56  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine

--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
58  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA EMERGING MARKETS OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Emerging Markets Opportunity Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
60  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100.00%
    Dividends Received Deduction for corporations................         4.66%
    U.S. Government Obligations..................................         0.00%
    Foreign Taxes Paid...........................................    $1,445,054
    Foreign Source Income........................................   $10,387,880


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   5 YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
62  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   5 YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   5 YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
64  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
            COLUMBIA EMERGING MARKETS OPPORTUNITY FUND -- 2010 ANNUAL REPORT  67

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND
(formerly known as Threadneedle Emerging Markets Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6354 X (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
GLOBAL EQUITY FUND
(FORMERLY KNOWN AS THREADNEEDLE GLOBAL EQUITY FUND)


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA GLOBAL EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..................................    3

Manager Commentary.....................................    6

The Fund's Long-term Performance.......................   12

Fund Expenses Example..................................   14

Portfolio of Investments...............................   17

Statement of Assets and Liabilities....................   27

Statement of Operations................................   29

Statements of Changes in Net Assets....................   31

Financial Highlights...................................   33

Notes to Financial Statements..........................   42

Report of Independent Registered Public Accounting
  Firm.................................................   60

Federal Income Tax Information.........................   62

Board Members and Officers.............................   63

Proxy Voting...........................................   68



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Global Equity Fund (the Fund) Class A shares gained 15.78% (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) All Country World Index, which advanced 14.65% for the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper Global
  Funds Index, which rose 15.29% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia Global Equity Fund
  Class A (excluding sales
  charge)                         +15.78%   -9.04%   +3.25%   +0.22%
---------------------------------------------------------------------
MSCI All Country World Index
  (unmanaged)                     +14.65%   -7.05%   +4.23%   +2.70%
---------------------------------------------------------------------
Lipper Global Funds Index
  (unmanaged)                     +15.29%   -6.34%   +3.77%   +2.41%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/29/90)                +15.78%   -9.04%   +3.25%   +0.22%      N/A
-------------------------------------------------------------------------
Class B (inception
  3/20/95)                +15.03%   -9.72%   +2.46%   -0.54%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +14.86%   -9.73%   +2.43%   -0.56%      N/A
-------------------------------------------------------------------------
Class I (inception
  8/1/08)                 +16.32%     N/A      N/A      N/A     -0.77%
-------------------------------------------------------------------------
Class R** (inception
  12/11/06)               +16.29%   -8.93%     N/A      N/A     -1.79%
-------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                +16.03%   -8.84%   +3.42%     N/A     +4.92%
-------------------------------------------------------------------------
Class R5 (inception
  12/11/06)               +16.44%   -8.57%     N/A      N/A     -1.31%
-------------------------------------------------------------------------
Class W (inception
  12/1/06)                +15.80%   -8.99%     N/A      N/A     -1.54%
-------------------------------------------------------------------------
Class Z (inception
  9/27/10)                   N/A      N/A      N/A      N/A     +3.94%***
-------------------------------------------------------------------------

With sales charge
Class A (inception
  5/29/90)                 +9.13%  -10.81%   +2.03%   -0.37%      N/A
-------------------------------------------------------------------------
Class B (inception
  3/20/95)                +10.03%  -10.63%   +2.10%   -0.54%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +13.86%   -9.73%   +2.43%   -0.56%      N/A
-------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Class I, Class R, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are offered to certain eligible investors.

  *For classes with less than 10 years performance.
 **Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. ***Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------

LOGO

      Equity Style
Value    Blend   Growth
                    X     Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                            COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Sept. 27, 2010, Threadneedle Global Equity Fund was renamed Columbia Global Equity Fund.

Dear Shareholders,

Columbia Global Equity Fund (the Fund) Class A shares gained 15.78% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 14.65% for the 12-month period. The Fund's peer group, as represented by the Lipper Global Funds Index, rose 15.29% over the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The MSCI Index delivered a double-digit return as the world, on the whole, moved further from being at the epicenter of the financial crisis, having escaped the worst case scenario many investors feared.

COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Australia                                  0.9%
-----------------------------------------------
Belgium                                    0.6%
-----------------------------------------------
Brazil                                     3.0%
-----------------------------------------------
Canada                                     0.6%
-----------------------------------------------
China                                      1.3%
-----------------------------------------------
Denmark                                    1.0%
-----------------------------------------------
Finland                                    0.8%
-----------------------------------------------
France                                     3.0%
-----------------------------------------------
Germany                                    2.1%
-----------------------------------------------
Hong Kong                                  4.3%
-----------------------------------------------
India                                      1.5%
-----------------------------------------------
Indonesia                                  2.9%
-----------------------------------------------
Ireland                                    0.7%
-----------------------------------------------
Italy                                      0.9%
-----------------------------------------------
Japan                                      7.6%
-----------------------------------------------
Mexico                                     0.9%
-----------------------------------------------
Netherlands                                2.3%
-----------------------------------------------
Panama                                     0.7%
-----------------------------------------------
Poland                                     0.8%
-----------------------------------------------
Portugal                                   1.1%
-----------------------------------------------
Singapore                                  0.7%
-----------------------------------------------
South Africa                               1.0%
-----------------------------------------------




--------------------------------------------------------------------------------
6  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

---------------------------------------------------------------------

South Korea                                 3.1%
------------------------------------------------
Switzerland                                 6.6%
------------------------------------------------
Taiwan                                      0.5%
------------------------------------------------
United Kingdom                             14.1%
------------------------------------------------
United States                              36.7%
------------------------------------------------
Other(2)                                    0.3%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.



Productivity gains and global economic growth have translated to revenue and profit growth for many companies. Balance sheets appear generally healthy and cash flow has been strong, while companies still trade at valuations we find attractive.

During the year, we saw continued divergence between developed and emerging economies. While growth slowed in the developed world, emerging markets grew at a rapid pace, supporting their stock markets, particularly in India and Indonesia. China, however, was an exception as its stock market suffered from high valuations and inflation concerns.


TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Apple, Inc. (United States)                 2.2%
------------------------------------------------
IBM Corp. (United States)                   1.9%
------------------------------------------------
Rio Tinto PLC (United Kingdom)              1.8%
------------------------------------------------
Google, Inc., Class A (United States)       1.7%
------------------------------------------------
Tiffany & Co. (United States)               1.6%
------------------------------------------------
State Bank of India, GDR (India)            1.5%
------------------------------------------------
Tullow Oil PLC (United Kingdom)             1.5%
------------------------------------------------
Linde AG (Germany)                          1.4%
------------------------------------------------
Asahi Breweries Ltd. (Japan)                1.4%
------------------------------------------------
Samsung Electronics Co., Ltd. (South
  Korea)                                    1.4%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                            COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


The Fund outperformed the MSCI Index primarily due to individual stock selection. Sectors that had a notable positive effect on the Fund's results included industrials, consumer discretionary and materials.

Within the consumer discretionary sector, luxury goods companies performed quite well. Companies such as BURBERRY in the U.K., SWATCH in Switzerland and TIFFANY in the U.S. have benefited from growing demand for their products in emerging markets. Within the industrials sector, top contributors included U.K.-based AGGREKO and THE WEIR GROUP. Leading contributors in the materials sector included German industrial gas company LINDE, and metals companies CENTAMIN EGYPT and TALVIVAARA MINING in Finland. Metals companies benefited from inflation fears, which tend to make metals stocks more attractive to investors. CLIFFS NATURAL RESOURCES, a U.S. iron ore company, was also a notable contributor.

Detracting from relative return were the Fund's positions in the consumer staples and information technology sectors. Within consumer staples, drug store chain WALGREENS was an underperformer. We bought Walgreens based on a promising turnaround story that has not evolved as well as we had expected. The company reported disappointing earnings results and we sold it during the year. Within the information technology sector, detractors included HOYA, a Japanese optics company, and ASIAINFO-LINKAGE, a Chinese telecommunications software provider.

From a regional perspective, the Fund's best results came from the emerging markets and Europe. Having a larger emerging market weighting than the MSCI Index was advantageous. Strong performance from MRV ENGENHARIA, a Brazilian homebuilder, and exposure to banks in Indonesia and India also had a positive effect on relative performance. In Europe, the luxury goods theme was a key contributor. The Fund's weakest region was the U.S., where financials exposure was a negative and information technology holdings, including HEWLETT-PACKARD and DELL, lagged.

CHANGES TO THE FUND'S PORTFOLIO
Changes generally reflected our efforts to move the Fund's portfolio up the quality curve toward well-run businesses with sustainable growth that we believe are currently trading at attractive valuations.

We increased the Fund's exposure to companies in emerging markets, while paying particular attention to valuations. Examples of individual

--------------------------------------------------------------------------------
8  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


purchases in the emerging markets include telecommunications software provider AsiaInfo-Linkage, Chinese outdoor advertising company FOCUS MEDIA, Indonesian bank BANK MANDIRI, and ITAU UNIBANCO and BANCO SANTANDER BRASIL, two Brazilian banks. We funded the increase in emerging markets by decreasing the U.S. allocation. Europe is the Fund's largest regional overweight relative to the MSCI Index. Emphasis there is on global businesses rather than domestic Europe.

Within the developed markets, we increased focus on companies returning significant cash to shareholders. Examples include U.S. auto parts retailer ADVANCE AUTO PARTS and waste management company WASTE CONNECTIONS.

We increased exposure to the industrials and materials sectors, funding the increases by reducing the consumer staples position. As mentioned above, we sold Walgreens following disappointing earnings results. We also sold Brazilian personal products company NATURA COSMETICS on valuation grounds.

We significantly reduced the financials weighting, eliminating Japanese companies SONY FINANCIAL and MITSUBISHI ESTATE, while reducing holdings of OSAKA SECURITIES EXCHANGE. The Fund remained significantly overweight in information technology where we find companies that, in our view, exhibit good growth, strong free cash flow and robust balance sheets.

OUR FUTURE STRATEGY
In general, we anticipate positive global economic growth. However, we still expect a prolonged low growth trend in developed countries, which are weighed down by both government and private debt. Despite loose fiscal and monetary policy, we


  Changes generally reflected our efforts to move the Fund's portfolio up the quality curve toward well-run businesses with sustainable growth that we believe are currently trading at attractive valuations.






--------------------------------------------------------------------------------
                            COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


do not think developed countries will be able to deliver strong sustainable economic growth as they come to grips with imbalances in their economies. We are mindful of potential missteps in monetary and fiscal policy as developed countries, particularly the U.S. and parts of Western Europe, address their deficits.

Amid continued rapid growth in emerging markets, we are now starting to see inflationary pressures in select countries, which we believe may lead to tighter monetary policies. However, we think these inflationary concerns are cyclical rather than secular.

Overall, we currently remain positive about global economic growth and we see good opportunities for profit growth across a number of different companies. We believe we are able to identify a host of well-managed companies with growth businesses, good balance sheets and very attractive valuations. Also, we believe that in a world where inflation risks seem to be rising, equities, as an asset class, appear increasingly attractive.


Stephen Thornber                       Andrew Holliman, CFA(R)
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
10  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Global Equity Fund Class A shares (from 11/1/00 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA GLOBAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,913    $7,094   $11,059     $9,635
------------------------------------------------------------------------------------------
        Average annual total return                  +9.13%   -10.81%    +2.03%     -0.37%
------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
        Cumulative value of $10,000                 $11,465    $8,030   $12,300    $13,047
------------------------------------------------------------------------------------------
        Average annual total return                 +14.65%    -7.05%    +4.23%     +2.70%
------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX(2)
        Cumulative value of $10,000                 $11,529    $8,217   $12,030    $12,684
------------------------------------------------------------------------------------------
        Average annual total return                 +15.29%    -6.34%    +3.77%     +2.41%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA GLOBAL EQUITY FUND LINE GRAPH)

                       COLUMBIA GLOBAL
                         EQUITY FUND
                           CLASS A             MSCI ALL          LIPPER GLOBAL
                       (INCLUDES SALES       COUNTRY WORLD      FUNDS INDEX(2)
                      CHARGE) ($9,635)    INDEX(1) ($13,047)       ($12,684)
                      ----------------    ------------------    --------------
Nov-00                     $ 9,425              $10,000             $10,000
1-Jan                        8,866                9,773               9,854
1-Apr                        7,753                8,957               9,080
1-Jul                        7,097                8,450               8,554
1-Oct                        6,141                7,481               7,632
2-Jan                        6,429                7,796               7,918
2-Apr                        6,298                7,832               8,044
2-Jul                        5,394                6,747               6,922
2-Oct                        5,133                6,466               6,621
3-Jan                        4,962                6,305               6,429
3-Apr                        5,224                6,722               6,734
3-Jul                        5,696                7,411               7,440
3-Oct                        6,049                8,098               8,116
4-Jan                        6,496                8,893               8,949
4-Apr                        6,365                8,803               8,866
4-Jul                        6,287                8,769               8,707
4-Oct                        6,758                9,234               9,159
5-Jan                        7,340                9,909               9,834
5-Apr                        7,235                9,820               9,714
5-Jul                        7,854               10,493              10,379
5-Oct                        8,210               10,607              10,544
6-Jan                        9,433               11,830              11,793
6-Apr                        9,803               12,479              12,339
6-Jul                        9,367               12,082              11,858
6-Oct                        9,935               13,022              12,731
7-Jan                       10,667               13,838              13,588
7-Apr                       11,094               14,683              14,246
7-Jul                       11,507               14,869              14,368
7-Oct                       12,799               16,248              15,437
8-Jan                       10,995               14,113              13,591
8-Apr                       11,277               14,747              13,972
8-Jul                       10,033               13,415              12,691
8-Oct                        6,970                9,221               9,207
9-Jan                        6,314                8,177               8,282
9-Apr                        6,759                8,944               8,841
9-Jul                        7,920               10,660              10,424
9-Oct                        8,321               11,380              11,003
10-Jan                       8,433               11,581              11,288
10-Apr                       9,141               12,522              12,160
10-Jul                       8,692               11,898              11,551
10-Oct                       9,635               13,047              12,684




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,054.00        $ 7.53(d)     1.47%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.60        $ 7.39(d)     1.47%(d)
------------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,050.70        $11.35(d)     2.22%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.86        $11.15(d)     2.22%(d)
------------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,051.40        $11.35(d)     2.22%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.86        $11.15(d)     2.22%(d)
------------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,057.20        $ 4.77(d)      .93%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.29        $ 4.68(d)      .93%(d)
------------------------------------------------------------------------------------------------

Class R
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,054.60        $ 8.81(d)     1.72%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.36        $ 8.65(d)     1.72%(d)
------------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,056.00        $ 6.30(d)     1.23%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.80        $ 6.19(d)     1.23%(d)
------------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,058.60        $ 5.03(d)      .98%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.04        $ 4.94(d)      .98%(d)
------------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,055.80        $ 7.23(d)     1.41%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.90        $ 7.09(d)     1.41%(d)

------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
------------------------------------------------------------------------------------------------
Class Z
------------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,039.40        $ 1.21(d)     1.35%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.20        $ 6.79(d)     1.35%(d)
------------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: +5.40% for Class A, +5.07% for Class B, +5.14% for Class C, +5.72% for Class I, +5.46% for Class R, +5.60% for Class R4, +5.86% for Class R5 and +5.58% for Class W.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.11% for Class B, 2.11% for Class C, 0.91% for Class I, 1.61% for Class R, 1.21% for Class R4, 0.96% for Class R5, 1.36% for Class W and 1.11% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $6.76 for Class A, $10.58 for Class B, $10.59 for Class C, $4.46 for Class I, $8.04 for Class R, $6.00 for Class R4, $4.72 for Class R5, $6.77 for Class W and $0.99 for Class Z; the hypothetical expenses paid would have been $6.64 for Class A, $10.40 for Class B, $10.40 for Class C, $4.38 for Class I, $7.90 for Class R, $5.89 for Class R4, $4.63 for Class R5, $6.64 for Class W and $5.59 for Class Z.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010 of +3.94% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (0.9%)
Atlas Iron Ltd.                                        567,790(b)          $1,395,937
CSL Ltd.                                                85,928(d)           2,763,186
                                                                      ---------------
Total                                                                       4,159,123
-------------------------------------------------------------------------------------

BELGIUM (0.6%)
Ageas                                                  869,347              2,671,836
-------------------------------------------------------------------------------------

BRAZIL (2.9%)
Banco Santander Brasil SA, ADR                         318,949              4,592,865
Itau Unibanco Holding SA, ADR                          100,000              2,456,000
MRV Engenharia e Participacoes SA                      258,700              2,520,300
Multiplan Empreendimentos Imobiliarios SA              155,400              3,612,401
                                                                      ---------------
Total                                                                      13,181,566
-------------------------------------------------------------------------------------

CANADA (0.6%)
Barrick Gold Corp.                                      52,058              2,503,469
-------------------------------------------------------------------------------------

CHINA (1.3%)
AsiaInfo-Linkage, Inc.                                 167,312(b)           3,717,673
Focus Media Holding Ltd., ADR                           88,967(b)           2,201,933
                                                                      ---------------
Total                                                                       5,919,606
-------------------------------------------------------------------------------------

DENMARK (1.0%)
FLSmidth & Co. A/S                                      61,886(d)           4,572,857
-------------------------------------------------------------------------------------

FINLAND (0.7%)
Talvivaara Mining Co. PLC                              350,596(b)           3,159,702
-------------------------------------------------------------------------------------

FRANCE (3.0%)
Cie Generale des Etablissements Michelin,
 Series B                                               46,892              3,728,515
Euler Hermes SA                                         42,895(b)           4,037,341
Renault SA                                             103,610(b)           5,755,294
                                                                      ---------------
Total                                                                      13,521,150
-------------------------------------------------------------------------------------

GERMANY (2.1%)
Linde AG                                                44,018              6,335,512
MTU Aero Engines Holding AG                             49,958              3,016,586
                                                                      ---------------
Total                                                                       9,352,098
-------------------------------------------------------------------------------------

HONG KONG (4.3%)
361 Degrees International Ltd.                       2,379,000(d)           2,305,030
Champion REIT                                        3,714,770(d)           2,046,454
China High Speed Transmission Equipment Group
 Co., Ltd.                                           1,426,000              2,914,184
Great Eagle Holdings Ltd.                            1,155,377              3,458,231
Sun Hung Kai Properties Ltd.                           331,000              5,671,113
The Hongkong & Shanghai Hotels                       1,603,500(d)           2,821,796
                                                                      ---------------
Total                                                                      19,216,808
-------------------------------------------------------------------------------------

INDIA (1.5%)
State Bank of India, GDR                                49,382              6,814,716
-------------------------------------------------------------------------------------

INDONESIA (2.9%)
Bank Mandiri Tbk PT                                  4,588,500              3,594,795
Bank Rakyat Indonesia Persero Tbk PT                 2,059,000              2,627,040
PT Perusahaan Gas Negara Tbk                         7,564,500              3,428,788
Semen Gresik Persero Tbk PT                          3,115,500              3,417,112
                                                                      ---------------
Total                                                                      13,067,735
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IRELAND (0.7%)
Accenture PLC, Class A                                  71,348             $3,189,969
-------------------------------------------------------------------------------------

ITALY (0.9%)
Prysmian SpA                                           201,423              3,903,742
-------------------------------------------------------------------------------------

JAPAN (7.5%)
Asahi Breweries Ltd.                                   309,600              6,252,019
Canon, Inc.                                             95,500              4,414,813
Hoya Corp.                                             193,600              4,527,838
Makita Corp.                                           121,900              4,287,026
Nippon Electric Glass Co., Ltd.                        287,000(d)           3,698,509
Osaka Securities Exchange Co., Ltd.                        309              1,555,176
Shin-Etsu Chemical Co., Ltd.                            41,900(d)           2,121,816
Ushio, Inc.                                            151,500(d)           2,524,686
Yamada Denki Co., Ltd.                                  65,760              4,273,951
                                                                      ---------------
Total                                                                      33,655,834
-------------------------------------------------------------------------------------

MEXICO (0.9%)
America Movil SAB de CV, Series L, ADR                  71,495              4,093,804
-------------------------------------------------------------------------------------

NETHERLANDS (2.3%)
Fugro NV-CVA                                            79,623              5,630,923
ING Groep NV-CVA                                       426,805(b)           4,554,553
                                                                      ---------------
Total                                                                      10,185,476
-------------------------------------------------------------------------------------

PANAMA (0.7%)
Copa Holdings SA, Class A                               58,793              2,982,569
-------------------------------------------------------------------------------------

POLAND (0.8%)
KGHM Polska Miedz SA                                    80,962              3,638,231
-------------------------------------------------------------------------------------

PORTUGAL (1.1%)
Galp Energia SGPS SA, Series B                         262,472              5,061,359
-------------------------------------------------------------------------------------

SINGAPORE (0.6%)
DBS Group Holdings Ltd.                                267,000              2,868,305
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.0%)
MTN Group Ltd.                                         253,973              4,573,016
-------------------------------------------------------------------------------------

SOUTH KOREA (3.1%)
Hyundai Department Store Co., Ltd.                      17,650              1,953,128
KB Financial Group, Inc.                                54,668              2,429,516
NHN Corp.                                               19,104(b)           3,387,535
Samsung Electronics Co., Ltd.                            9,249              6,124,459
                                                                      ---------------
Total                                                                      13,894,638
-------------------------------------------------------------------------------------

SWITZERLAND (6.5%)
Credit Suisse Group AG                                  86,723              3,581,884
Nestle SA                                               77,866              4,264,354
Novartis AG                                             85,190              4,938,113
Roche Holding AG                                        20,952              3,076,167
The Swatch Group AG                                     15,533              5,935,746
Tyco Electronics Ltd.                                  109,389              3,465,444
Xstrata PLC                                            193,970              3,758,867
                                                                      ---------------
Total                                                                      29,020,575
-------------------------------------------------------------------------------------

TAIWAN (0.5%)
Taiwan Semiconductor Manufacturing Co., Ltd.         1,111,000              2,278,825
-------------------------------------------------------------------------------------

UNITED KINGDOM (14.0%)
3i Group PLC                                           616,624              2,959,912
Aggreko PLC                                            125,521              3,167,478
Autonomy Corp. PLC                                      82,934(b)           1,942,659
BG Group PLC                                           233,327              4,543,981
Burberry Group PLC                                     279,752              4,567,347
Centamin Egypt Ltd.                                  1,168,217(b)           3,238,070
Chemring Group PLC                                      52,677              2,530,284
Ensco PLC, ADR                                          58,241              2,698,888
HSBC Holdings PLC                                      294,826              3,066,154
Intercontinental Hotels Group PLC                      176,450              3,412,287
Rio Tinto PLC                                          121,548              7,859,873
Tesco PLC                                              363,075              2,483,066
The Weir Group PLC                                     238,825              5,961,614
Tullow Oil PLC                                         341,718              6,487,879
Ultra Electronics Holdings PLC                         102,772              3,064,346
Vodafone Group PLC                                   1,625,861              4,424,514
                                                                      ---------------
Total                                                                      62,408,352
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

UNITED STATES (36.5%)
Advance Auto Parts, Inc.                                42,401             $2,755,217
Aetna, Inc.                                             78,635              2,348,041
American Tower Corp., Class A                           67,074(b)           3,461,689
Apple, Inc.                                             32,880(b)           9,892,606
Avon Products, Inc.                                    129,710              3,949,670
Bank of America Corp.                                  169,292              1,936,700
Cisco Systems, Inc.                                    256,337(b)           5,852,174
Citigroup, Inc.                                      1,133,647(b)           4,727,308
Cliffs Natural Resources, Inc.                          46,036              3,001,547
Cloud Peak Energy, Inc.                                189,039(b)           3,283,607
Dell, Inc.                                             307,465(b)           4,421,347
Devon Energy Corp.                                      51,040              3,318,622
Flowserve Corp.                                         35,728              3,572,800
Gilead Sciences, Inc.                                   78,205(b)           3,102,392
Google, Inc., Class A                                   12,411(b)           7,607,819
Hartford Financial Services Group, Inc.                177,637              4,259,735
Henry Schein, Inc.                                      98,057(b)           5,505,901
Hewlett-Packard Co.                                     66,954              2,816,085
IBM Corp.                                               57,718              8,288,305
JPMorgan Chase & Co.                                   143,242              5,390,197
Laboratory Corp. of America Holdings                    61,434(b)           4,995,813
Merck & Co., Inc.                                       71,048              2,577,621
Micron Technology, Inc.                                556,320(b)           4,600,766
Microsoft Corp.                                        134,388              3,580,096
Norfolk Southern Corp.                                  89,527              5,505,016
Oracle Corp.                                           176,247              5,181,662
QUALCOMM, Inc.                                          80,683              3,641,224
Sirona Dental Systems, Inc.                            136,327(b)           5,132,712
The Walt Disney Co.                                    169,081              6,105,515
Thermo Fisher Scientific, Inc.                          98,731(b)           5,076,748
Tiffany & Co.                                          135,177              7,164,381
Ultra Petroleum Corp.                                   80,389(b)           3,308,007
Union Pacific Corp.                                     35,930              3,150,342
Wal-Mart Stores, Inc.                                  103,007              5,579,889
Waste Connections, Inc.                                 83,559              3,404,193
WESCO International, Inc.                               98,352(b)           4,211,433
                                                                      ---------------
Total                                                                     162,707,180
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $373,829,916)                                                     $442,602,541
-------------------------------------------------------------------------------------




MONEY MARKET FUND (0.2%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                1,107,766(e)          $1,107,766
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,107,766)                                                         $1,107,766
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (3.1%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(f)
Cantor Fitzgerald & Co.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,100                          0.240%          $5,000,000            $5,000,000
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $3,755,678                          0.230            3,755,606             3,755,606
G.X. Clarke and Company
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,133                          0.320            5,000,000             5,000,000
                                                                      ---------------
Total                                                                      13,755,606
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $13,755,606)                                                       $13,755,606
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $388,693,288)(g)                                                  $457,465,913
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                            1.9%          $8,611,216
Airlines                                       0.7            2,982,569
Auto Components                                0.8            3,728,515
Automobiles                                    1.3            5,755,294
Beverages                                      1.4            6,252,019
Biotechnology                                  1.3            5,865,578
Capital Markets                                1.5            6,541,796
Chemicals                                      1.9            8,457,328
Commercial Banks                               6.3           28,449,391
Commercial Services & Supplies                 1.5            6,571,671
Communications Equipment                       2.1            9,493,398
Computers & Peripherals                        3.8           17,130,038
Construction & Engineering                     1.0            4,572,857
Construction Materials                         0.8            3,417,112
Diversified Financial Services                 4.1           18,163,934
Electrical Equipment                           2.1            9,342,612
Electronic Equipment, Instruments &
  Components                                   2.6           11,691,791
Energy Equipment & Services                    1.9            8,329,811
Food & Staples Retailing                       1.8            8,062,955
Food Products                                  1.0            4,264,354
Gas Utilities                                  0.8            3,428,788
Health Care Equipment & Supplies               1.1            5,132,712
Health Care Providers & Services               2.9           12,849,755
Hotels, Restaurants & Leisure                  1.4            6,234,083
Household Durables                             0.6            2,520,300
Insurance                                      2.5           10,968,912
Internet Software & Services                   2.5           10,995,354
IT Services                                    2.6           11,478,274
Life Sciences Tools & Services                 1.1            5,076,748
Machinery                                      3.1           13,821,440
Media                                          1.9            8,307,448
Metals & Mining                                6.3           28,555,696
Multiline Retail                               0.4            1,953,128
Office Electronics                             1.0            4,414,813
Oil, Gas & Consumable Fuels                    5.7           26,003,455
Personal Products                              0.9            3,949,670
Pharmaceuticals                                2.4           10,591,901
Real Estate Investment Trusts (REITs)          0.5            2,046,454
Real Estate Management & Development           2.8           12,741,745
Road & Rail                                    1.9            8,655,358
Semiconductors & Semiconductor
  Equipment                                    2.9           13,004,050
Software                                       3.2           14,422,090


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS       VALUE(a)
-----------------------------------------------------------------------
Specialty Retail                               3.2%         $14,193,549
Textiles, Apparel & Luxury Goods               2.9           12,808,123
Trading Companies & Distributors               0.9            4,211,433
Wireless Telecommunication Services            3.7           16,553,023
Other(1)                                       3.3           14,863,372
-----------------------------------------------------------------------
Total                                                      $457,465,913
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     CANTOR FITZGERALD & CO. (0.240%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Grantor Trust                                $257
     Fannie Mae Interest Strip                             80,068
     Fannie Mae Pool                                      622,893
     Fannie Mae Principal Strip                            14,504
     Fannie Mae REMICS                                    749,932
     Fannie Mae Whole Loan                                 12,350
     Federal National Mortgage Association                 30,240
     FHLMC Multifamily Structured Pass Through
       Certificates                                           197
     FHLMC Structured Pass Through Securities               5,785


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     CANTOR FITZGERALD & CO. (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Freddie Mac Coupon Strips                               $545
     Freddie Mac Non Gold Pool                            301,102
     Freddie Mac Reference REMIC                            4,195
     Freddie Mac REMICS                                   326,995
     Freddie Mac Strips                                   173,135
     Ginnie Mae I Pool                                    674,256
     Ginnie Mae II Pool                                 1,266,511
     Government National Mortgage Association             439,728
     United States Treasury Inflation Indexed Bonds        50,639
     United States Treasury Strip Coupon                  261,625
     United States Treasury Strip Principal                85,043
     ------------------------------------------------------------
     Total market value of collateral securities       $5,100,000
     ------------------------------------------------------------


     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Pool                                   $3,830,718
     ------------------------------------------------------------
     Total market value of collateral securities       $3,830,718
     ------------------------------------------------------------


     G.X. CLARKE AND COMPANY (0.320%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Discount Notes                             $4,794
     Fannie Mae Interest Strip                              2,260
     Federal Farm Credit Bank                             411,390
     Federal Home Loan Bank Discount Notes                  2,000
     Federal Home Loan Banks                              893,531
     Federal Home Loan Mortgage Corp                      790,564
     Federal National Mortgage Association              1,099,221
     Freddie Mac Discount Notes                            15,836
     Freddie Mac Strips                                    16,681
     Resolution Funding Corp Interest Strip                    10
     Tennessee Valley Authority                            57,587
     United States Treasury Inflation Indexed Bonds       386,055
     United States Treasury Note/Bond                   1,097,374
     United States Treasury Strip Coupon                  246,662
     United States Treasury Strip Principal                76,065
     ------------------------------------------------------------
     Total market value of collateral securities       $5,100,030
     ------------------------------------------------------------




--------------------------------------------------------------------------------
22  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $396,446,415 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $68,467,290
     Unrealized depreciation                          (7,447,792)
     -----------------------------------------------------------
     Net unrealized appreciation                     $61,019,498
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                 FAIR VALUE AT OCT. 31, 2010
                             ------------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(b)       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $442,602,541               $--         $--        $442,602,541
-----------------------------------------------------------------------------------------------
Total Equity Securities           442,602,541                --          --         442,602,541
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         1,107,766                --          --           1,107,766
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --        13,755,606          --          13,755,606
-----------------------------------------------------------------------------------------------
Total Other                         1,107,766        13,755,606          --          14,863,372
-----------------------------------------------------------------------------------------------
Total                            $443,710,307       $13,755,606         $--        $457,465,913
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct, 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $129,711,776. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.



--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
26  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $373,829,916)                    $ 442,602,541
  Affiliated money market fund (identified cost $1,107,766)                   1,107,766
  Investments of cash collateral received for securities on loan
    (identified cost $13,755,606)                                            13,755,606
---------------------------------------------------------------------------------------
Total investments in securities (identified cost $388,693,288)              457,465,913
Cash                                                                                  1
Foreign currency holdings (identified cost $360,531)                            370,929
Capital shares receivable                                                        90,372
Dividends and accrued interest receivable                                       322,460
Receivable for investment securities sold                                     3,106,950
Reclaims receivable                                                             373,458
---------------------------------------------------------------------------------------
Total assets                                                                461,730,083
---------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          472,921
Payable upon return of securities loaned                                     13,755,606
Accrued investment management services fees                                       9,691
Accrued distribution fees                                                         3,511
Accrued transfer agency fees                                                     10,785
Accrued administrative services fees                                                983
Accrued plan administration services fees                                            48
Other accrued expenses                                                          168,509
---------------------------------------------------------------------------------------
Total liabilities                                                            14,422,054
---------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 447,308,029
---------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     635,488
Additional paid-in capital                                                  579,121,345
Undistributed net investment income                                             229,417
Accumulated net realized gain (loss)                                       (201,517,104)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         68,838,883
---------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 447,308,029
---------------------------------------------------------------------------------------
*Value of securities on loan                                              $  12,949,988
---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $375,168,966           53,042,442                       $7.07(1)
Class B          $ 23,894,493            3,605,201                       $6.63
Class C          $ 10,146,647            1,548,238                       $6.55
Class I          $ 31,014,538            4,359,437                       $7.11
Class R          $     41,009                5,746                       $7.14
Class R4         $  7,015,836              983,963                       $7.13
Class R5         $     19,408                2,727                       $7.12
Class W          $      4,534                  639                       $7.10
Class Z          $      2,598                  365                       $7.12
------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $7.50. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 7,503,577
Interest                                                              672
Income distributions from affiliated money market fund              3,654
Income from securities lending -- net                              83,085
Foreign taxes withheld                                           (798,492)
-------------------------------------------------------------------------
Total income                                                    6,792,496
-------------------------------------------------------------------------
Expenses:
Investment management services fees                             3,435,736
Distribution fees
  Class A                                                         949,930
  Class B                                                         300,148
  Class C                                                         101,910
  Class R                                                             186
  Class R3                                                              9
  Class W                                                              11
Transfer agency fees
  Class A                                                       1,083,861
  Class B                                                          91,383
  Class C                                                          29,922
  Class R                                                              31
  Class R3                                                              3
  Class R4                                                          3,134
  Class R5                                                              9
  Class W                                                               8
Administrative services fees                                      366,549
Plan administration services fees
  Class R                                                              78
  Class R3                                                              9
  Class R4                                                         16,416
Compensation of board members                                      13,626
Custodian fees                                                     89,895
Printing and postage                                               70,520
Registration fees                                                 117,880
Professional fees                                                  39,490
Other                                                              40,932
-------------------------------------------------------------------------
Total expenses                                                  6,751,676
-------------------------------------------------------------------------
Investment income (loss) -- net                                    40,820

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  29

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $20,167,206
  Foreign currency transactions                                   298,333
-------------------------------------------------------------------------
Net realized gain (loss) on investments                        20,465,539
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   45,779,384
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          66,244,923
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $66,285,743
-------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                    2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      40,820  $   3,794,601
Net realized gain (loss) on investments                          20,465,539   (107,498,811)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          45,779,384    183,214,646
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     66,285,743     79,510,436
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (1,567,578)    (5,343,305)
    Class B                                                         (38,424)            --
    Class C                                                         (13,917)        (7,366)
    Class I                                                        (255,509)      (409,801)
    Class R                                                              --            (81)
    Class R3                                                            (14)           (64)
    Class R4                                                        (36,668)       (95,325)
    Class R5                                                           (132)           (82)
    Class W                                                             (20)           (56)
------------------------------------------------------------------------------------------
Total distributions                                              (1,912,262)    (5,856,080)

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                    2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  19,793,978  $  38,201,079
  Class B shares                                                  1,904,019      3,574,996
  Class C shares                                                  1,059,943      1,451,876
  Class I shares                                                  2,020,204     39,064,193
  Class R shares                                                     12,579          9,763
  Class R4 shares                                                 1,404,854      1,403,150
  Class R5 shares                                                        --              1
  Class Z shares                                                      2,500             --
Fund merger (Note 11)
  Class A shares                                                        N/A     11,920,114
  Class B shares                                                        N/A        968,653
  Class C shares                                                        N/A      5,405,143
  Class R shares                                                        N/A        143,426
  Class R5 shares                                                       N/A         13,250
Reinvestment of distributions at net asset value
  Class A shares                                                  1,522,138      5,231,241
  Class B shares                                                     37,535             --
  Class C shares                                                     12,552          7,156
  Class I shares                                                    255,476        409,715
  Class R shares                                                         --             31
  Class R4 shares                                                    36,668         95,325
  Class R5 shares                                                       101             --
Conversions from Class B to Class A
  Class A shares                                                  6,351,106      8,590,859
  Class B shares                                                 (6,351,106)    (8,590,859)
Payments for redemptions
  Class A shares                                               (101,092,506)  (105,412,307)
  Class B shares                                                 (8,324,086)   (10,894,724)
  Class C shares                                                 (2,870,826)    (1,994,833)
  Class I shares                                                 (8,634,570)   (17,447,359)
  Class R shares                                                    (23,750)      (121,102)
  Class R3 shares                                                    (3,241)            --
  Class R4 shares                                                (1,418,681)    (1,395,358)
  Class R5 shares                                                      (971)            --
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (94,306,084)   (29,366,571)
------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note 10)                      424,540         93,216
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (29,508,063)    44,381,001
Net assets at beginning of year                                 476,816,092    432,435,091
------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 447,308,029  $ 476,816,092
------------------------------------------------------------------------------------------
Undistributed net investment income                           $     229,417  $     356,736
------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.13       $5.21        $9.61       $7.52       $6.23
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      .05          .05         .02         .01
Net gains (losses) (both realized and
 unrealized)                                          .96         .95        (4.41)       2.13        1.30
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .96        1.00        (4.36)       2.15        1.31
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.08)        (.04)       (.06)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.07       $6.13        $5.21       $9.61       $7.52
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.78%(b)   19.39%(c)   (45.55%)     28.82%      21.01%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.45%       1.44%        1.46%       1.39%       1.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .03%        .92%         .65%        .28%        .23%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $375        $395         $380        $737        $608
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.77       $4.87        $9.02       $7.06       $5.88
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        .01         (.01)       (.04)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .90         .89        (4.14)       2.00        1.19
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .86         .90        (4.15)       1.96        1.18
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)         --           --         .00(a)       --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.63       $5.77        $4.87       $9.02       $7.06
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.03%(b)   18.48%(c)   (46.01%)     27.81%      20.07%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.21%       2.21%        2.23%       2.15%       2.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.69%)       .22%        (.11%)      (.45%)      (.54%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $24         $33          $42        $104        $110
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.71       $4.83        $8.93       $7.02       $5.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        .00(a)      (.01)       (.04)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .88         .89        (4.09)       1.98        1.18
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .84         .89        (4.10)       1.94        1.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)       (.01)          --        (.03)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.55       $5.71        $4.83       $8.93       $7.02
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.86%(b)   18.39%(c)   (45.91%)     27.76%      20.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.21%       2.20%        2.22%       2.15%       2.27%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.72%)      (.08%)       (.09%)      (.48%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $10         $11           $5          $8          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(e)
Net asset value, beginning of period                $6.16       $5.25        $7.47
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .09          .03
Net gains (losses) (both realized and
 unrealized)                                          .95         .95        (2.25)
----------------------------------------------------------------------------------
Total from investment operations                      .99        1.04        (2.22)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.13)          --
----------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --
----------------------------------------------------------------------------------
Net asset value, end of period                      $7.11       $6.16        $5.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       16.32%(b)   20.21%(c)   (29.72%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                       .91%        .84%         .85%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                         .55%       1.56%        1.55%(f)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $31         $33          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS R*                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(g)
Net asset value, beginning of period                $6.14       $5.23        $9.62        $7.89
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)       (.01)         .05         (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.01        1.00        (4.42)        1.84
-----------------------------------------------------------------------------------------------
Total from investment operations                      .99         .99        (4.37)        1.83
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.08)        (.02)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.14       $6.14        $5.23        $9.62
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.29%(b)   19.13%(c)   (45.48%)      23.41%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.71%       1.69%        1.79%        1.74%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(h)                            1.71%       1.69%        1.54%        1.74%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        (.24%)      (.16%)        .57%        (.13%)(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.18       $5.26        $9.70       $7.60       $6.29
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02         .06          .07         .04         .02
Net gains (losses) (both realized and
 unrealized)                                          .96         .96        (4.46)       2.13        1.31
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .98        1.02        (4.39)       2.17        1.33
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)       (.10)        (.05)       (.07)       (.02)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.13       $6.18        $5.26       $9.70       $7.60
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.03%(b)   19.72%(c)   (45.47%)     28.85%      21.26%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.21%       1.15%        1.29%       1.23%       1.32%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(h)                            1.21%       1.15%        1.28%       1.23%       1.32%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .27%       1.22%         .83%        .45%        .44%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $7          $6           $5         $10          $9
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%        100%        112%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS R5                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(g)
Net asset value, beginning of period                $6.16       $5.25        $9.69        $7.89
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03         .08          .08          .05
Net gains (losses) (both realized and
 unrealized)                                          .97         .96        (4.45)        1.85
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.00        1.04        (4.37)        1.90
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)       (.13)        (.07)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.12       $6.16        $5.25        $9.69
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.44%(b)   20.20%(c)   (45.40%)      24.33%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                       .96%        .90%        1.04%         .99%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .50%       1.39%        1.07%         .62%(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS W                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(i)
Net asset value, beginning of period                $6.16       $5.23        $9.66        $7.83
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         .06          .05          .02
Net gains (losses) (both realized and
 unrealized)                                          .95         .96        (4.44)        1.91
-----------------------------------------------------------------------------------------------
Total from investment operations                      .96        1.02        (4.39)        1.93
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.09)        (.04)        (.10)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .01         .00(a)        --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.10       $6.16        $5.23        $9.66
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.80%(b)   19.70%(c)   (45.62%)      24.87%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.38%       1.30%        1.43%        1.39%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .08%       1.05%         .68%         .20%(f)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               54%         81%          97%         100%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(j)
Net asset value, beginning of period                  $6.85
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                            .28
-------------------------------------------------------------
Total from investment operations                        .27
-------------------------------------------------------------
Net asset value, end of period                        $7.12
-------------------------------------------------------------
TOTAL RETURN                                          3.94%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                        1.37%(f)
-------------------------------------------------------------
Net investment income (loss)                         (1.52%)(f)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 54%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Oct. 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c) During the year ended Oct. 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(f) Annualized.
(g) For the period from Dec. 11, 2006 (when shares became available) to Oct. 31, 2007.
(h) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.
(j) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 and Class R5 shares are not subject to sales charges, however, these classes are closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
42  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 shares were liquidated. The shares in this class had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investment, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

(such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.


--------------------------------------------------------------------------------
44  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

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REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income,

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.


--------------------------------------------------------------------------------
46  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010
At Oct. 31, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD FOREIGN
                                              CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                            CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                         $20,708
---------------------------------------------------------------------




   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD FOREIGN
                                              CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                            CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                           $--
---------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $600,000 for the year ended Oct. 31, 2010.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $177,692 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation,

--------------------------------------------------------------------------------
48  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $743.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4, Class R5 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA")


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.29%
Class B..............................................  0.30
Class C..............................................  0.29
Class R..............................................  0.08
Class R4.............................................  0.05
Class R5.............................................  0.05
Class W..............................................  0.20
Class Z..............................................  0.19*


* Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Growth Fund, which was acquired by the Fund on Aug. 14, 2009 (Note 11), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $23,613. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $11,735 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up


--------------------------------------------------------------------------------
50  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,321,000 and $1,518,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $263,126 for Class A, $20,400 for Class B and $442 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.36%
Class B..............................................  2.11
Class C..............................................  2.11
Class I..............................................  0.91
Class R..............................................  1.61
Class R4.............................................  1.21
Class R5.............................................  0.96
Class W..............................................  1.36
Class Z..............................................  1.11


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $244,014,816 and $344,114,577, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                         3,039,215    7,500,867
Fund merger                                        N/A    2,011,033
Converted from Class B(a)                      995,109    1,463,400
Reinvested distributions                       235,302      983,464
Redeemed                                   (15,580,909) (20,645,429)
-------------------------------------------------------------------
Net increase (decrease)                    (11,311,283)  (8,686,665)
-------------------------------------------------------------------

CLASS B
Sold                                           311,662      745,833
Fund merger                                        N/A      173,293
Reinvested distributions                         6,174           --
Converted to Class A(a)                     (1,059,873)  (1,561,833)
Redeemed                                    (1,370,661)  (2,294,056)
-------------------------------------------------------------------
Net increase (decrease)                     (2,112,698)  (2,936,763)
-------------------------------------------------------------------

CLASS C
Sold                                           175,367      298,410
Fund merger                                        N/A      977,635
Reinvested distributions                         2,085        1,304
Redeemed                                      (480,706)    (411,308)
-------------------------------------------------------------------
Net increase (decrease)                       (303,254)     866,041
-------------------------------------------------------------------

CLASS I
Sold                                           305,925    8,069,029
Reinvested distributions                        39,003       69,326
Redeemed                                    (1,275,047)  (2,849,465)
-------------------------------------------------------------------
Net increase (decrease)                       (930,119)   5,288,890
-------------------------------------------------------------------

CLASS R(b)
Sold                                             1,903        1,844
Fund merger                                        N/A       24,131
Reinvested distributions                            --            5
Redeemed                                        (3,655)     (19,116)
-------------------------------------------------------------------
Net increase (decrease)                         (1,752)       6,864

-------------------------------------------------------------------


--------------------------------------------------------------------------------
52  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2010         2009
-------------------------------------------------------------------
CLASS R3
Redeemed                                          (634)          --
-------------------------------------------------------------------
Net increase (decrease)                           (634)          --
-------------------------------------------------------------------

CLASS R4
Sold                                           215,707      265,435
Reinvested distributions                         5,591       17,716
Redeemed                                      (217,500)    (266,560)
-------------------------------------------------------------------
Net increase (decrease)                          3,798       16,591
-------------------------------------------------------------------

CLASS R5
Fund merger                                        N/A        2,227
Reinvested distributions                            15           --
Redeemed                                          (149)          --
-------------------------------------------------------------------
Net increase (decrease)                           (134)       2,227
-------------------------------------------------------------------

CLASS Z(c)
Sold                                               365          N/A
-------------------------------------------------------------------
Net increase (decrease)                            365          N/A
-------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(c) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $12,949,988 were on loan, secured by cash collateral of $13,755,606 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $83,085 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $116,197,271 and $117,504,438, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed

--------------------------------------------------------------------------------
54  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



$500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

As a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $424,540 during the year ended Oct. 31, 2010 and $93,216 during the year ended Oct. 31, 2009, which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, Columbia Global Equity Fund acquired the assets and assumed the identified liabilities of Seligman Global Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 29, 2009.

The aggregate net assets of Columbia Global Equity Fund immediately before the acquisition were $475,267,886 and the combined net assets immediately after the acquisition were $493,718,472. The acquisition was accomplished by a tax-free exchange of 3,038,152 shares of Seligman Global Growth Fund valued at $18,450,586.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In exchange for Seligman Global Growth Fund shares, Columbia Global Equity Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  2,011,033
Class B...........................................    173,293
Class C...........................................    977,635
Class R2..........................................     24,131
Class R5..........................................      2,227


The components of Seligman Global Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                 EXCESS OF
                                                              ACCUMULATED   DISTRIBUTIONS OVER
                        TOTAL       CAPITAL     UNREALIZED        NET         NET INVESTMENT
                      NET ASSETS     STOCK     APPRECIATION  REALIZED LOSS        INCOME
----------------------------------------------------------------------------------------------
Seligman Global
  Growth Fund......  $18,450,586  $52,704,193    $320,343     $(34,572,254)       $(1,696)


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,744,123 and accumulated net realized loss has been decreased by $129,000,943 resulting in a net reclassification adjustment to decrease paid-in capital by $130,745,066.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
Ordinary income...........................  $1,912,262  $5,856,080
Long-term capital gain....................          --          --




--------------------------------------------------------------------------------
56  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $   1,359,972
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(194,881,637)
Unrealized appreciation (depreciation)..........  $  61,072,861


For federal income tax purposes, the Fund had a capital loss carry-over of $194,881,637 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:


    2011          2015           2016           2017
$30,509,951    $1,766,232    $62,625,028    $99,980,426


For the year ended Oct. 31, 2010, $14,600,080 of capital loss carry-over was utilized and $130,038,031 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC

--------------------------------------------------------------------------------
58  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
60  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Global Equity Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  61

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS -- the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     100.00%
    Dividends Received Deduction for corporations................      90.45%
    U.S. Government Obligations..................................       0.00%
    Foreign Taxes Paid...........................................    $671,137
    Foreign Source Income........................................  $3,243,616


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
62  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
66  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                           COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT  67

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
68  COLUMBIA GLOBAL EQUITY FUND -- 2010 ANNUAL REPORT

COLUMBIA GLOBAL EQUITY FUND
(formerly known as Threadneedle Global Equity Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6334 AJ (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA GLOBAL BOND FUND
(FORMERLY KNOWN AS RIVERSOURCE GLOBAL BOND FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA GLOBAL BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH INCOME AND GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   37

Statement of Operations............   39

Statements of Changes in Net
  Assets...........................   41

Financial Highlights...............   43

Notes to Financial Statements......   48

Report of Independent Registered
  Public Accounting Firm...........   67

Federal Income Tax Information.....   69

Board Members and Officers.........   70

Proxy Voting.......................   75



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Global Bond Fund (the Fund) Class A shares gained 7.70% (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Barclays Capital Global Aggregate
  Index, which increased 6.89% for the 12-month period.

> The Fund underperformed its peer group, as represented by the Lipper Global
  Income Funds Index, which rose 9.90% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia Global Bond Fund Class A
  (excluding sales charge)         +7.70%   +6.69%   +6.77%   +7.30%
---------------------------------------------------------------------
Barclays Capital Global Aggregate
  Index (unmanaged)                +6.89%   +7.23%   +7.28%   +7.50%
---------------------------------------------------------------------
Lipper Global Income Funds Index
  (unmanaged)                      +9.90%   +6.39%   +6.60%   +7.09%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/20/89)                 +7.70%   +6.69%   +6.77%   +7.30%      N/A
-------------------------------------------------------------------------
Class B (inception
  3/20/95)                 +6.89%   +5.90%   +5.96%   +6.47%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                 +6.95%   +5.93%   +5.95%   +6.48%      N/A
-------------------------------------------------------------------------
Class I (inception
  3/4/04)                  +8.16%   +7.19%   +7.20%     N/A     +6.20%
-------------------------------------------------------------------------
Class R** (inception
  3/15/10)                   N/A      N/A      N/A      N/A     +8.15%***
-------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                 +7.85%   +7.01%   +7.03%   +7.53%      N/A
-------------------------------------------------------------------------
Class W (inception
  12/1/06)                 +7.66%   +6.67%     N/A      N/A     +6.57%
-------------------------------------------------------------------------
Class Z (inception
  9/27/10)                   N/A      N/A      N/A      N/A     +2.05%***
-------------------------------------------------------------------------

With sales charge
Class A (inception
  3/20/89)                 +2.59%   +4.97%   +5.73%   +6.78%      N/A
-------------------------------------------------------------------------
Class B (inception
  3/20/95)                 +1.89%   +5.00%   +5.64%   +6.47%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                 +5.95%   +5.93%   +5.95%   +6.48%      N/A
-------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4, Class W and Class Z shares. Class I, Class R and Class 4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are offered to certain eligible investors.

 *For classes with less than 10 years performance.
**Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
*-
**Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     7.3 years
--------------------------------------
Effective duration(2)        5.1 years
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.


--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Sept. 27, 2010, RiverSource Global Bond Fund was renamed Columbia Global Bond Fund.

At Oct. 31, 2010, approximately 36% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible Columbia Global Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 60, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Global Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 55.


PORTFOLIO BREAKDOWN(1)  (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Asset-Backed                                1.7%
------------------------------------------------
Commercial Mortgage-Backed                  3.5%
------------------------------------------------
Consumer Discretionary                      1.5%
------------------------------------------------
Consumer Staples                            2.4%
------------------------------------------------
Energy                                      1.2%
------------------------------------------------
Financials                                  7.8%
------------------------------------------------
Foreign Government                         55.0%
------------------------------------------------
Health Care                                 0.4%
------------------------------------------------
Industrials                                 0.8%
------------------------------------------------
Materials                                   1.6%
------------------------------------------------
Residential Mortgage-Backed                 4.6%
------------------------------------------------
Telecommunication                           5.0%
------------------------------------------------
U.S. Government Obligations & Agencies      3.8%
------------------------------------------------
Utilities                                   8.6%
------------------------------------------------
Other(2)                                    2.1%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Dear Shareholders,

Columbia Global Bond Fund (the Fund) Class A shares gained 7.70% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Global Index), which rose 6.89%, but underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 9.90% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields, reasonable performance in non-government bond sectors and a modest decline in the U.S. dollar. The U.S. dollar declined 1.7% on a trade-weighted basis during the annual period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically rises and vice versa. The Fund had approximately 62% of its net assets exposed to foreign currencies, on average, during the annual period, down slightly from approximately 63%, on average, in the prior 12-month period.

Relative to the Barclays Global Index, the Fund was helped most during the annual period by our active management decisions. Currency and country selection, duration and yield curve positioning, and sector and issue selection all aided performance during the period. Decisions that had a particularly positive impact on performance included our allocation to

TOP TEN COUNTRIES(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

United States                              35.8%
------------------------------------------------
Japan                                      12.8%
------------------------------------------------
Germany                                     5.7%
------------------------------------------------
France                                      5.4%
------------------------------------------------
United Kingdom                              4.9%
------------------------------------------------
Netherlands                                 3.9%
------------------------------------------------
Italy                                       3.2%
------------------------------------------------
Canada                                      3.1%
------------------------------------------------
Spain                                       2.8%
------------------------------------------------
Brazil                                      2.4%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).


--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


several commodity-related and emerging market currencies, our allocation to below investment grade issuers (both sovereign and corporate), and issue selection within investment grade credit. Our positioning in the peripheral Eurozone countries (Italy, Spain, Portugal, Ireland, and Greece) had a modestly positive impact on performance. Moderate exposure to Greek bonds hurt performance, but underweight positions in the other peripheral issuers more than compensated. In contrast, our underweight positions in the Japanese yen and U.S. mortgages weighed on performance relative to the index. On balance, though, the annual period offers a good representation of our investment style, which looks to add return in a diversified and balanced fashion over time.

CHANGES TO THE FUND'S PORTFOLIO
We made a number of changes to portfolio positioning during the period. Our largest position shifts took place around the middle of the period, when mounting concerns over Southern Europe's debt crisis and signs of a slowdown in the US economy led to a sharp drop in government bond yields in core markets, a widening in credit spreads, and a sell-off in more cyclically sensitive currencies. We used the market turbulence as an opportunity to add risk to the Fund's portfolio, which we did in several ways.

First, we cut our duration-weighted exposure to government bonds sharply and reallocated the exposure to spread sectors, especially investment grade corporate bonds, securitized assets, and below investment grade bonds (both sovereign and corporate issues). Second, we shortened portfolio duration relative to the index, especially in the U.S., Japan and Europe. In hindsight, we made this shift a few months too early, but the good performance of spread sectors in the second half of the period more than compensated. Third, we increased our exposure to several cyclically sensitive currencies such as the Canadian dollar. We had increased our U.S. dollar exposure in the spring, when the Southern European debt crisis started to unfold, but then cut it sharply over the summer once the U.S. dollar peaked and started to trade lower.

We made an additional round of changes towards the end of the annual period, taking profits on some of the position shifts above. In particular, we cut back our overweight positions in the Canadian, Australian, and New Zealand dollars. We also trimmed our overweight position in

--------------------------------------------------------------------------------
8  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


investment grade corporate bonds and went back to an underweight position in securitized assets. Finally, we increased our exposure to the U.S. dollar, moving from an underweight to a neutral position on the view that speculation of a second round of quantitative easing by the U.S. Federal Reserve had caused the U.S. dollar to trade below levels justified by interest rate differentials. On balance, these changes left the Fund in a somewhat more defensive stance as the annual period ended.

OUR FUTURE STRATEGY
Looking forward, we expect the global economy to expand at a trend-like pace of 4% in the year ahead. The global economy has become bifurcated, however, between economies experiencing normal cyclical recoveries and those seeing sub-par recoveries due to the damage left behind by financial crisis.

The first group includes economies where the events of 2007-09 were largely an external shock and where imbalances coming into the crisis were modest. Fiscal and monetary stimulus had the desired effect and growth rebounded smartly. Output gaps have largely or fully disappeared and central banks have generally started normalizing monetary policy as a result. Growth appears to be moderating to a more sustainable pace in many of these countries, but policy generally remains accommodative and we expect the normalization process to continue.

The second group includes countries where the combination of excess leverage and falling asset prices, especially real estate prices, damaged household balance sheets, banks, and government finances. Fiscal and monetary policy stimulus helped arrest the decline and spur recovery, but the transition to an environment of healthy private sector expansion has been bumpy and halting, reflecting the need for further deleveraging. Output gaps in this second group of countries remain large, keeping central banks on hold at historically low interest rates.

We expect this theme of differentiation to remain in place and anticipate looking to capitalize on it by focusing on healthier countries, currencies, and sectors. We also expect government yields to rise over time, but this process will likely remain gradual as long as the major developed country central banks remain on hold. We also expect the U.S. dollar to remain broadly weak in the year ahead, reflecting low U.S. short-term rates, but

--------------------------------------------------------------------------------
                              COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


remain alert to the risk of temporary U.S. dollar appreciation during bouts of investor risk aversion.

A year plus into the global recovery process, however, markets remain fickle. The annual period just ended was marked by sudden and unpredictable swings in investor risk appetite, sometimes almost monthly, and it seems likely this pattern will continue until economic recovery in the largest developed countries is more firmly entrenched. As a result, we continue to monitor the market for changing conditions and adjust the Fund's duration, country, sector, yield curve, and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Nicholas Pifer, CFA(R)

Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
10  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Global Bond Fund Class A shares (from 11/1/00 to 10/31/10) as compared to the performance of the Barclays Capital Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA GLOBAL BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,259   $11,567   $13,215    $19,283
------------------------------------------------------------------------------------------
     Average annual total return                     +2.59%    +4.97%    +5.73%     +6.78%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL GLOBAL AGGREGATE INDEX(1)
     Cumulative value of $10,000                    $10,689   $12,331   $14,207    $20,606
------------------------------------------------------------------------------------------
     Average annual total return                     +6.89%    +7.23%    +7.28%     +7.50%
------------------------------------------------------------------------------------------
LIPPER GLOBAL INCOME FUNDS INDEX(2)
     Cumulative value of $10,000                    $10,990   $12,041   $13,763    $19,829
------------------------------------------------------------------------------------------
     Average annual total return                     +9.90%    +6.39%    +6.60%     +7.09%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA GLOBAL BOND FUND LINE GRAPH)

                      COLUMBIA GLOBAL
                         BOND FUND
                          CLASS A          BARCLAYS CAPITAL        LIPPER GLOBAL
                      (INCLUDES SALES      GLOBAL AGGREGATE        INCOME FUNDS
                          CHARGE)              INDEX(1)              INDEX(2)
                     -----------------    ------------------    ------------------
11/1/00                   $ 9,525              $10,000               $10,000
                           10,191               10,515                10,622
                            9,946               10,304                10,434
                           10,110               10,486                10,611
10/01                      10,557               10,984                11,010
                           10,220               10,534                10,757
                           10,436               10,854                10,959
                           10,918               11,587                11,268
10/02                      11,217               11,872                11,549
                           11,948               12,525                12,188
                           12,312               12,882                12,648
                           12,254               12,811                12,643
10/03                      12,704               13,321                13,075
                           13,361               13,987                13,693
                           13,089               13,695                13,453
                           13,186               13,800                13,541
10/04                      14,062               14,610                14,242
                           14,485               15,067                14,680
                           14,472               15,108                14,709
                           14,081               14,720                14,554
10/05                      13,896               14,505                14,408
                           14,086               14,727                14,715
                           14,177               14,805                14,861
                           14,345               15,025                15,000
10/06                      14,614               15,344                15,302
                           14,731               15,357                15,450
                           15,188               15,888                15,878
                           15,171               15,887                15,898
10/07                      15,875               16,712                16,468
                           16,283               17,452                16,986
                           16,501               17,760                16,996
                           16,330               17,603                16,702
10/08                      14,659               16,281                14,906
                           15,356               17,211                15,189
                           15,759               17,369                15,507
                           17,171               18,463                16,994
10/09                      17,903               19,279                18,043
                           17,717               19,106                18,283
                           17,745               18,978                18,663
                           18,306               19,612                18,984
10/10                      19,283               20,606                19,829


(1) The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,086.70        $ 6.50(d)      1.25%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.70        $ 6.29(d)      1.25%(d)
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,082.10        $10.49(d)      2.02%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.86        $10.15(d)      2.02%(d)
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,082.40        $10.38(d)      2.00%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.96        $10.05(d)      2.00%(d)
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,089.00        $ 4.27(d)       .82%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.84        $ 4.13(d)       .82%(d)
-------------------------------------------------------------------------------------------

Class R
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,084.90        $ 8.21(d)      1.58%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.05        $ 7.95(d)      1.58%(d)
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,087.40        $ 5.83(d)      1.12%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.35        $ 5.64(d)      1.12%(d)
-------------------------------------------------------------------------------------------

Class W
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,085.00        $ 6.55(d)      1.26%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.65        $ 6.34(d)      1.26%(d)
-------------------------------------------------------------------------------------------

Class Z
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,020.50        $ 0.84(d)       .95%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.19        $ 4.78(d)       .95%(d)
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

    the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: +8.67% for Class A, +8.21% for Class B, +8.24% for Class C, +8.90% for Class I, +8.49% for Class R, +8.74% for Class R4 and +8.50% for Class W.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 0.76% for Class I, 1.46% for Class R, 1.06% for Class R4, 1.21% for Class W and 0.96% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $6.29 for Class A, $10.17 for Class B, $10.18 for Class C, $3.96 for Class I, $7.59 for Class R, $5.52 for Class R4, $6.29 for Class W and $0.85 for Class Z; the hypothetical expenses paid would have been $6.09 for Class A, $9.85 for Class B, $9.85 for Class C, $3.83 for Class I, $7.34 for Class R, $5.34 for Class R4, $6.09 for Class W and $4.84 for Class Z.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010 of +2.05% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (93.3%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ARGENTINA (0.3%)
Argentina Bonos
 Senior Unsecured
 09-12-13                            7.000%            $1,033,000          $1,016,285
Argentina Government International Bond
 Senior Unsecured
 12-15-35                            0.000              2,900,000(e)          385,700
                                                                      ---------------
Total                                                                       1,401,985
-------------------------------------------------------------------------------------

AUSTRALIA (1.7%)
Australia & New Zealand Banking Group Ltd.
 (AUD)
 11-08-11                            6.500                420,000             416,174
FMG Resources August 2006 Pty Ltd.
 Senior Notes
 11-01-15                            7.000                 64,000(d,g)         65,880
 11-01-15                            7.000                207,000(d)          213,082
New South Wales Treasury Corp.
 (AUD) Local Government Guaranteed
 05-01-12                            6.000              6,825,000           6,777,148
Telstra Corp., Ltd.
 Senior Unsecured
 04-01-12                            6.375                500,000             534,717
Westpac Banking Corp.
 (AUD) Senior Unsecured
 09-24-12                            7.250                300,000             301,125
Woodside Finance Ltd.
 11-10-14                            4.500                520,000(d)          561,002
                                                                      ---------------
Total                                                                       8,869,128
-------------------------------------------------------------------------------------

AUSTRIA (1.4%)
Austria Government Bond
 (EUR) Senior Unsecured
 07-15-14                            4.300              5,045,000           7,662,763
-------------------------------------------------------------------------------------

BELGIUM (2.0%)
Belgium Government Bond
 (EUR)
 03-28-11                            3.500              1,470,000           2,065,930
 09-28-12                            5.000              5,285,000           7,847,146
Fortis Bank SA/NV
 (EUR) Senior Unsecured
 05-30-14                            4.500                420,000             618,648
                                                                      ---------------
Total                                                                      10,531,724
-------------------------------------------------------------------------------------

BERMUDA (0.2%)
Bacardi Ltd.
 04-01-14                            7.450               $245,000(d)          289,237
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                            7.250                350,000(d)          357,875
Weatherford International Ltd.
 09-15-40                            6.750                435,000             461,239
                                                                      ---------------
Total                                                                       1,108,351
-------------------------------------------------------------------------------------

BRAZIL (2.3%)
Banco Nacional de Desenvolvimento Economico e Social
 Senior Unsecured
 06-16-18                            6.369                535,000(d)          613,913
 06-10-19                            6.500                910,000(d)        1,052,487
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-12                           10.000                762,500           4,562,323
 01-01-13                           10.000                740,000           4,343,554
Brazilian Government International Bond
 01-15-18                            8.000                249,167             301,118
Brazilian Government International Bond
 Senior Unsecured
 01-17-17                            6.000                307,000             362,413
 10-14-19                            8.875                115,000             163,300
 01-07-41                            5.625                270,000             298,688
Centrais Eletricas Brasileiras SA
 Senior Unsecured
 07-30-19                            6.875                375,000(d)          448,410
                                                                      ---------------
Total                                                                      12,146,206
-------------------------------------------------------------------------------------

CANADA (2.9%)
Bank of Nova Scotia
 10-29-15                            1.650              1,465,000(d)        1,459,782


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CANADA (CONT.)
Canadian Government Bond
 (CAD)
 06-01-18                            4.250%             1,080,000          $1,186,337
Cascades, Inc.
 12-15-17                            7.750               $500,000             534,375
Devon Financing Corp. ULC
 09-30-11                            6.875                110,000             115,940
EnCana Corp.
 Senior Unsecured
 11-01-11                            6.300                 30,000              31,573
Petro-Canada
 Senior Unsecured
 05-15-18                            6.050                350,000             412,606
Province of British Columbia Canada
 (CAD)
 06-18-14                            5.300              1,640,000           1,797,986
Province of Ontario Canada
 (CAD)
 03-08-14                            5.000              2,835,000           3,051,454
Province of Quebec Canada
 (CAD)
 12-01-17                            4.500              4,083,000           4,386,092
Royal Bank of Canada
 (EUR) Senior Unsecured
 01-18-13                            3.250                630,000             902,808
TELUS Corp.
 Senior Unsecured
 06-01-11                            8.000                377,000             392,486
The Toronto-Dominion Bank
 (EUR) Senior Unsecured
 05-14-15                            5.375                600,000             940,640
Thomson Reuters Corp.
 Senior Unsecured
 04-15-40                            5.850                235,000             248,807
TransAlta Corp.
 Senior Unsecured
 03-15-40                            6.500                180,000             188,069
                                                                      ---------------
Total                                                                      15,648,955
-------------------------------------------------------------------------------------

CAYMAN ISLANDS (0.2%)
Allstate Life Funding LLC
 (GBP) Senior Secured
 01-17-11                            6.375                250,000            $404,075
Pacific Life Funding LLC
 (GBP) Secured
 02-08-11                            6.250                251,000             406,362
                                                                      ---------------
Total                                                                         810,437
-------------------------------------------------------------------------------------

COLOMBIA (0.3%)
Colombia Government International Bond
 01-27-17                            7.375               $230,000             286,925
 09-18-37                            7.375                260,000             347,100
Colombia Government International Bond
 Senior Unsecured
 03-18-19                            7.375                250,000(k)          319,375
 01-18-41                            6.125                235,000(k)          268,374
Ecopetrol SA
 Senior Unsecured
 07-23-19                            7.625                300,000             369,000
                                                                      ---------------
Total                                                                       1,590,774
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.1%)
Czech Republic Government Bond
 (CZK)
 06-16-13                            3.700             11,530,000             679,791
-------------------------------------------------------------------------------------

DENMARK (0.3%)
Nykredit Realkredit A/S
 (DKK)
 04-01-28                            5.000              9,241,556           1,798,579
-------------------------------------------------------------------------------------

EL SALVADOR (0.1%)
El Salvador Government International Bond
 Senior Unsecured
 01-24-23                            7.750                245,000(d)          285,425
-------------------------------------------------------------------------------------

FRANCE (5.0%)
BNP Paribas Home Loan Covered Bonds SA
 11-02-15                            2.200              1,300,000(d,g)      1,307,245
BNP Paribas
 (EUR) Subordinated Notes
 12-17-12                            5.250                555,000             817,812
Cie de Financement Foncier
 09-16-15                            2.500              1,400,000(d)        1,413,462


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FRANCE (CONT.)
Credit Agricole SA
 (EUR) Senior Unsecured
 06-24-13                            6.000%               550,000            $838,557
EDF SA
 (EUR) Senior Unsecured
 02-05-18                            5.000                750,000           1,168,669
France Government Bond OAT
 (EUR)
 04-25-12                            5.000                540,000             794,728
 04-25-13                            4.000              7,020,000          10,423,950
 10-25-16                            5.000              3,180,000           5,110,329
 10-25-19                            3.750              2,000,000           2,995,804
France Telecom SA
 (EUR) Senior Unsecured
 02-21-17                            4.750              1,180,000           1,798,438
Veolia Environnement
 (EUR) Senior Unsecured
 01-16-17                            4.375                315,000             468,986
                                                                      ---------------
Total                                                                      27,137,980
-------------------------------------------------------------------------------------

GERMANY (5.3%)
Bayerische Landesbank
 (JPY) Senior Unsecured
 04-22-13                            1.400            170,000,000           2,151,340
Bundesrepublik Deutschland
 (EUR)
 01-04-15                            3.750              1,650,000           2,498,535
 07-04-19                            3.500              2,120,000           3,195,167
 07-04-27                            6.500              4,140,000           8,389,129
 07-04-28                            4.750              2,415,000           4,136,686
 07-04-34                            4.750              4,025,000           7,134,435
Landwirtschaftliche Rentenbank
 (AUD) Government Guaranteed
 06-15-11                            5.750              1,250,000           1,229,296
                                                                      ---------------
Total                                                                      28,734,588
-------------------------------------------------------------------------------------

GREECE (0.3%)
Hellenic Republic Government Bond
 (EUR) Senior Unsecured
 03-20-24                            4.700              1,800,000           1,541,697
-------------------------------------------------------------------------------------

INDONESIA (1.5%)
Indonesia Government International Bond
 Senior Unsecured
 01-17-18                            6.875                500,000(d)          602,500
 10-12-35                            8.500                190,000(d)          275,025
 01-17-38                            7.750                140,000(d)          188,300
Indonesia Treasury Bond
 (IDR) Senior Unsecured
 05-15-16                           10.750          9,320,000,000           1,236,882
 11-15-20                           11.000         19,540,000,000           2,705,666
 07-15-22                           10.250         21,944,000,000           2,920,301
Perusahaan Penerbit SBSN
 Senior Unsecured
 04-23-14                            8.800                160,000(d)          192,293
                                                                      ---------------
Total                                                                       8,120,967
-------------------------------------------------------------------------------------

IRELAND (--%)
Ardagh Packaging Finance PLC
 Senior Secured
 10-15-17                            7.375                116,000(d,k)        122,960
Warner Chilcott Co. LLC/Finance
 09-15-18                            7.750                134,000(d)          139,360
                                                                      ---------------
Total                                                                         262,320
-------------------------------------------------------------------------------------

ITALY (3.0%)
Intesa Sanpaolo SpA
 (EUR) Senior Unsecured
 12-19-13                            5.375                400,000             596,078
Italy Buoni Poliennali Del Tesoro
 (EUR)
 04-15-12                            4.000              1,745,000           2,502,936
 08-01-15                            3.750                700,000           1,013,802
 02-01-19                            4.250              2,445,000           3,552,426
 11-01-26                            7.250              4,186,283           7,597,027
 11-01-27                            6.500                525,000             892,465
                                                                      ---------------
Total                                                                      16,154,734
-------------------------------------------------------------------------------------

JAPAN (11.9%)
Bayer Holding Ltd.
 (JPY)
 06-28-12                            1.955             40,000,000             501,275
Development Bank of Japan
 (JPY) Government Guaranteed
 06-20-12                            1.400            326,000,000           4,127,095


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
JAPAN (CONT.)
Japan Government 10-Year Bond
 (JPY) Senior Unsecured
 06-20-12                            1.400%            95,000,000          $1,204,818
 12-20-12                            1.000            708,000,000           8,956,794
 12-20-14                            1.300            200,000,000           2,589,166
 09-20-17                            1.700            811,000,000          10,911,423
Japan Government 20-Year Bond
 (JPY) Senior Unsecured
 03-20-20                            2.400            420,000,000           5,946,343
 12-20-22                            1.400            496,000,000           6,277,423
 12-20-26                            2.100            757,000,000          10,047,395
 09-20-29                            2.100            300,000,000           3,916,899
Japan Government 30-Year Bond
 (JPY) Senior Unsecured
 12-20-34                            2.400            283,000,000           3,838,299
 03-20-39                            2.300            123,000,000           1,636,473
Japanese Government CPI-Linked Bond
 (JPY) Senior Unsecured
 03-10-18                            1.400            345,664,000(j)        4,331,603
                                                                      ---------------
Total                                                                      64,285,006
-------------------------------------------------------------------------------------

KAZAKHSTAN (0.1%)
KazMunaiGaz Finance Sub BV
 07-02-18                            9.125               $250,000(d)          306,563
-------------------------------------------------------------------------------------

LITHUANIA (0.1%)
Lithuania Government International Bond
 Senior Unsecured
 09-14-17                            5.125                760,000(d)          779,000
-------------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
ArcelorMittal
 Senior Unsecured
 06-01-19                            9.850                305,000             393,428
 10-15-39                            7.000                545,000             548,553
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                            8.500                349,000(d)          342,391
Telecom Italia Capital SA
 07-18-36                            7.200                 35,000              38,050
                                                                      ---------------
Total                                                                       1,322,422
-------------------------------------------------------------------------------------

MALAYSIA (0.5%)
Petronas Capital Ltd.
 05-22-12                            7.000                500,000(d)          542,709
 08-12-19                            5.250              1,980,000(d)        2,205,885
                                                                      ---------------
Total                                                                       2,748,594
-------------------------------------------------------------------------------------

MEXICO (1.7%)
Mexican Bonos
 (MXN)
 12-19-13                            8.000             35,940,000           3,155,680
 12-17-15                            8.000             55,280,000           4,974,251
Mexican Government International Bond
 Senior Unsecured
 09-27-34                            6.750                270,000             333,450
Pemex Project Funding Master Trust
 03-01-18                            5.750                617,000             692,702
                                                                      ---------------
Total                                                                       9,156,083
-------------------------------------------------------------------------------------

NETHERLANDS (3.6%)
Allianz Finance II BV
 (EUR)
 11-23-16                            4.000                400,000             589,702
BMW Finance NV
 (EUR)
 09-19-13                            8.875                650,000           1,069,089
Deutsche Telekom International Finance BV
 (EUR)
 01-19-15                            4.000              1,335,000           1,951,496
Deutsche Telekom International Finance BV
 (GBP)
 12-09-10                            6.250                415,000             668,180
E.ON International Finance BV
 (EUR)
 10-02-17                            5.500                535,000             857,509
ING Groep NV
 (EUR) Senior Unsecured
 05-31-17                            4.750              1,205,000           1,775,502
Netherlands Government Bond
 (EUR)
 07-15-12                            5.000              1,530,000           2,269,119
 07-15-13                            4.250              2,345,000           3,524,978
 07-15-20                            3.500              4,045,000           5,989,791


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
NETHERLANDS (CONT.)
Rabobank Nederland NV
 (EUR) Senior Unsecured
 04-04-12                            4.125%               600,000            $863,765
                                                                      ---------------
Total                                                                      19,559,131
-------------------------------------------------------------------------------------

NEW ZEALAND (1.1%)
ANZ National International Ltd.
 Bank Guaranteed
 08-10-15                            3.125             $1,270,000(d,k)      1,299,420
New Zealand Government Bond
 (NZD) Senior Unsecured
 04-15-13                            6.500              5,850,000           4,710,747
                                                                      ---------------
Total                                                                       6,010,167
-------------------------------------------------------------------------------------

NORWAY (1.0%)
Norway Government Bond
 (NOK)
 05-16-11                            6.000             31,250,000           5,442,113
-------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.3%)
Philippine Government International Bond
 Senior Unsecured
 01-15-21                            4.000                129,000             128,839
 01-14-31                            7.750                405,000             534,600
Power Sector Assets & Liabilities Management Corp.
 Government Guaranteed
 05-27-19                            7.250                790,000(d)          962,813
                                                                      ---------------
Total                                                                       1,626,252
-------------------------------------------------------------------------------------

POLAND (1.7%)
Poland Government Bond
 (PLN)
 04-25-13                            5.250              6,400,000           2,269,578
 10-25-17                            5.250             20,485,000           7,110,202
                                                                      ---------------
Total                                                                       9,379,780
-------------------------------------------------------------------------------------

QATAR (0.3%)
Qatar Government International Bond
 Senior Unsecured
 04-09-19                            6.550                550,000(d)          657,406
Qatari Diar Finance QSC
 Government Guaranteed
 07-21-20                            5.000                500,000(d)          523,318
Ras Laffan Liquefied Natural Gas Co., Ltd. III
 Senior Secured
 09-30-14                            5.500                310,000(d)          343,723
                                                                      ---------------
Total                                                                       1,524,447
-------------------------------------------------------------------------------------

RUSSIA (0.4%)
AK Transneft OJSC Via TransCapitalInvest Ltd.
 Senior Unsecured
 03-05-14                            5.670                200,000(d)          213,151
 08-07-18                            8.700                100,000(d)          125,720
Gazprom Via Gaz Capital SA
 Senior Unsecured
 11-22-16                            6.212                100,000(d)          106,625
 08-16-37                            7.288                230,000(d)          249,550
Russian Foreign Bond -- Eurobond
 03-31-30                            7.500              1,159,025(d)        1,385,035
                                                                      ---------------
Total                                                                       2,080,081
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
South Africa Government Bond
 (ZAR) Senior Unsecured
 12-21-14                            8.750             15,975,000           2,435,322
-------------------------------------------------------------------------------------

SOUTH KOREA (0.3%)
Export-Import Bank of Korea
 Senior Unsecured
 01-21-14                            8.125                810,000             948,430
 01-14-15                            5.875                450,000             502,088
                                                                      ---------------
Total                                                                       1,450,518
-------------------------------------------------------------------------------------

SPAIN (2.6%)
Ayt Cedulas Cajas Global
 (EUR)
 06-14-18                            4.250              1,500,000           1,886,159
Caja de Ahorros y Monte de Piedad de Madrid
 (EUR)
 03-25-11                            3.500              1,800,000           2,509,344
Instituto de Credito Oficial
 (AUD) Government Guaranteed
 03-08-11                            5.500              1,210,000           1,180,465
Santander International Debt SA
 (EUR) Bank Guaranteed
 04-11-11                            5.125              1,200,000           1,689,807


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SPAIN (CONT.)
Santander U.S. Debt SA Unipersonal
 Bank Guaranteed
 10-07-15                            3.781%            $1,000,000(d)       $1,015,049
Spain Government Bond
 (EUR)
 07-30-17                            5.500              2,050,000           3,147,080
Telefonica Emisiones SAU
 01-15-15                            4.949              1,440,000           1,589,893
Telefonica Emisiones SAU
 (EUR)
 02-02-16                            4.375                550,000             796,604
                                                                      ---------------
Total                                                                      13,814,401
-------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.3%)
Corp. Andina de Fomento
 Senior Unsecured
 06-04-19                            8.125                730,000             904,462
European Investment Bank
 (GBP) Senior Unsecured
 12-07-11                            5.500                445,000             749,192
                                                                      ---------------
Total                                                                       1,653,654
-------------------------------------------------------------------------------------

SWEDEN (1.0%)
Sweden Government Bond
 (SEK)
 05-05-14                            6.750             30,525,000           5,298,214
-------------------------------------------------------------------------------------

TURKEY (0.3%)
Turkey Government International Bond
 Senior Unsecured
 07-14-17                            7.500                350,000             435,313
 04-03-18                            6.750                204,000             244,800
 06-05-20                            7.000                235,000             291,400
 03-17-36                            6.875                540,000             649,350
                                                                      ---------------
Total                                                                       1,620,863
-------------------------------------------------------------------------------------

UNITED KINGDOM (4.6%)
MetLife of Connecticut
 (JPY)
 05-24-12                            0.653            100,000,000(i)        1,193,364
SABMiller PLC
 Senior Unsecured
 01-15-14                            5.700              1,275,000(d)        1,433,576
United Kingdom Gilt
 (GBP)
 09-07-16                            4.000              1,910,000           3,374,208
 03-07-18                            5.000              1,700,000           3,162,316
 03-07-19                            4.500              2,240,000           4,015,542
 03-07-25                            5.000                660,000           1,214,145
 12-07-27                            4.250              1,750,000           2,932,966
 03-07-36                            4.250              1,400,000           2,285,810
 12-07-38                            4.750              1,690,000           2,980,114
 12-07-49                            4.250              1,185,000           1,931,547
                                                                      ---------------
Total                                                                      24,523,588
-------------------------------------------------------------------------------------

UNITED STATES (33.3%)
Ally Financial, Inc.
 09-15-20                            7.500               $480,000(d)          518,400
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                            7.375                237,000(d,k)        246,480
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                            5.950                435,000             475,738
Anheuser-Busch InBev Worldwide, Inc.
 01-15-14                            7.200                710,000(d)          832,310
 11-15-14                            5.375              2,620,000(d)        2,959,900
Ashland, Inc.
 06-01-17                            9.125                180,000             207,450
Associated Materials LLC
 Senior Secured
 11-01-17                            9.125                 90,000(d)           94,725
AT&T, Inc.
 Senior Unsecured
 02-15-39                            6.550              2,570,000           2,927,489
Ball Corp.
 09-01-19                            7.375                 35,000              39,025
 09-15-20                            6.750                234,000             257,985
Bank of America Corp.
 (GBP) Senior Unsecured
 02-02-11                            0.835                950,000(i)        1,519,053
Bank of America Corp.
 Senior Unsecured
 05-01-18                            5.650              2,190,000           2,306,879


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
BellSouth Corp.
 Senior Unsecured
 10-15-11                            6.000%              $785,000            $825,572
Berry Petroleum Co.
 Senior Unsecured
 11-01-20                            6.750                 50,000(g)           51,500
Brocade Communications Systems, Inc.
 Senior Secured
 01-15-18                            6.625                 76,000              80,940
 01-15-20                            6.875                 67,000(k)           72,025
Burlington Northern Santa Fe LLC
 Senior Unsecured
 05-01-40                            5.750                730,000             774,201
Cardtronics, Inc.
 09-01-18                            8.250                190,000             201,400
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                            7.750                820,000(d)          920,450
CCO Holdings LLC/Capital Corp.
 04-30-18                            7.875                136,000(d)          144,500
Celanese U.S. Holdings LLC
 10-15-18                            6.625                232,000(d)          244,180
CenterPoint Energy Houston Electric LLC
 03-01-14                            7.000                605,000             714,664
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                            7.750              1,270,000           1,295,693
CF Industries, Inc.
 05-01-18                            6.875                 65,000              73,938
 05-01-20                            7.125                 65,000              75,563
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                            8.000                140,000(d)          148,925
Chesapeake Energy Corp.
 08-15-20                            6.625                560,000             593,599
CIT Group, Inc.
 Senior Secured
 05-01-16                            7.000                535,000             532,994
CitiFinancial Auto Issuance Trust
 Series 2009-1 Class A2
 11-15-12                            1.830              3,463,227(d)        3,477,835
Citigroup Commercial Mortgage Trust
 Series 2006-C5 Class A4
 10-15-49                            5.431              1,700,000(f)        1,822,872
Citigroup, Inc.
 (EUR) Senior Unsecured
 08-02-19                            5.000                595,000             848,923
Citigroup, Inc.
 Senior Unsecured
 08-09-20                            5.375                755,000             794,614
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                            6.800              3,170,000           3,769,266
Comcast Corp.
 07-01-39                            6.550                865,000             968,540
Commercial Mortgage Pass-Through Certificates
 Series 2006-CN2A Class BFL
 02-05-19                            0.567                400,000(d,f,i)      355,632
Cott Beverages, Inc.
 09-01-18                            8.125                 34,000              36,805
Credit Suisse First Boston Mortgage Securities Corp.
 Series 2004-C2 Class A1
 05-15-36                            3.819                446,156(f)          464,637
Cricket Communications, Inc.
 Senior Secured
 05-15-16                            7.750                317,000             341,568
CSC Holdings LLC
 Senior Unsecured
 02-15-19                            8.625                100,000             115,625
CVS Caremark Corp.
 Senior Unsecured
 09-15-39                            6.125                305,000             328,682
Del Monte Corp.
 10-15-19                            7.500                370,000             406,075
Denbury Resources, Inc.
 04-01-13                            7.500                170,000             172,338
 03-01-16                            9.750                310,000             351,075
DIRECTV Holdings LLC/Financing Co., Inc.
 02-15-16                            3.125              1,465,000           1,500,371
DISH DBS Corp.
 10-01-14                            6.625                440,000             465,850
 02-01-16                            7.125                290,000             307,400


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Dominion Resources, Inc.
 Senior Unsecured
 08-01-33                            5.250%            $1,460,000          $1,670,006
Dr Pepper Snapple Group, Inc.
 12-21-11                            1.700              1,310,000           1,321,160
DTE Energy Co.
 Senior Unsecured
 06-01-11                            7.050                115,000             119,142
 05-15-14                            7.625              1,540,000           1,831,057
Duke Energy Corp.
 Senior Unsecured
 02-01-14                            6.300                450,000             515,795
Duke Energy Indiana, Inc.
 1st Mortgage
 08-15-38                            6.350                940,000           1,113,623
Dunkin Securitization
 Series 2006-1 Class A2 (AMBAC)
 06-20-31                            5.779              1,600,000(d,m)      1,622,544
El Paso Corp.
 Senior Unsecured
 09-15-20                            6.500                405,000(d)          421,200
Embarq Corp.
 Senior Unsecured
 06-01-36                            7.995                920,000           1,005,204
Energy Transfer Equity LP
 10-15-20                            7.500                285,000(k)          310,650
Entravision Communications Corp.
 Senior Secured
 08-01-17                            8.750                300,000(d)          319,500
ERAC USA Finance LLC
 10-15-37                            7.000                905,000(d)        1,001,847
Esterline Technologies Corp.
 08-01-20                            7.000                 15,000(d)           15,938
Federal Home Loan Mortgage Corp. #A11799
 08-01-33                            6.500                130,955(f)          147,398
Federal Home Loan Mortgage Corp. #A15881
 11-01-33                            5.000                905,051(f)          975,087
Federal Home Loan Mortgage Corp. #E91486
 09-01-17                            6.500                 89,086(f)           98,077
Federal Home Loan Mortgage Corp. #E99684
 10-01-18                            5.000                346,789(f)          375,155
Federal Home Loan Mortgage Corp. #G01960
 12-01-35                            5.000              1,983,697(f)        2,117,376
Federal National Mortgage Association
 10-15-14                            4.625              1,565,000           1,784,123
Federal National Mortgage Association #545874
 08-01-32                            6.500                129,018(f)          147,245
Federal National Mortgage Association #555528
 04-01-33                            6.000                552,513(f)          613,943
Federal National Mortgage Association #555734
 07-01-23                            5.000                564,651(f)          602,925
Federal National Mortgage Association #555740
 08-01-18                            4.500                721,125(f)          770,392
Federal National Mortgage Association #555851
 01-01-33                            6.500                651,783(f)          736,675
Federal National Mortgage Association #575487
 04-01-17                            6.500                244,469(f)          266,505
Federal National Mortgage Association #621581
 12-01-31                            6.500                176,739(f)          199,937
Federal National Mortgage Association #633966
 03-01-17                            6.000                 59,467(f)           64,711
Federal National Mortgage Association #634749
 03-01-17                            5.500                347,427(f)          381,505
Federal National Mortgage Association #640996
 05-01-32                            7.500                239,053(f)          275,362
Federal National Mortgage Association #643381
 06-01-17                            6.000                133,307(f)          145,063
Federal National Mortgage Association #645053
 05-01-32                            7.000                422,284(f)          483,717
Federal National Mortgage Association #646147
 06-01-32                            7.000                248,467(f)          284,793
Federal National Mortgage Association #652284
 08-01-32                            6.500                200,588(f)          226,463
Federal National Mortgage Association #653145
 07-01-17                            6.000                116,919(f)          127,032
Federal National Mortgage Association #653730
 09-01-32                            6.500                139,381(f)          158,979
Federal National Mortgage Association #655589
 08-01-32                            6.500                939,844(f)        1,062,734
Federal National Mortgage Association #666424
 08-01-32                            6.500                150,598(f)          170,024
Federal National Mortgage Association #670461
 11-01-32                            7.500                140,242(f)          161,542
Federal National Mortgage Association #677333
 01-01-33                            6.000              2,664,233(f)        2,960,452


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal National Mortgage Association #688034
 03-01-33                            5.500%              $297,965(f)         $326,120
Federal National Mortgage Association #688691
 03-01-33                            5.500                393,751(f)          426,886
Federal National Mortgage Association #711503
 06-01-33                            5.500                647,340(f)          705,595
Federal National Mortgage Association #720576
 06-01-33                            5.000              1,525,618(f)        1,633,909
Federal National Mortgage Association #735029
 09-01-13                            5.322                599,837(f)          649,397
Federal National Mortgage Association #741850
 09-01-33                            5.500              1,284,380(f)        1,392,463
Federal National Mortgage Association #753507
 12-01-18                            5.000              1,202,141(f)        1,291,191
Federal National Mortgage Association #755498
 11-01-18                            5.500                528,518(f)          576,255
Federal National Mortgage Association #756788
 11-01-33                            6.500                209,545(f)          236,369
Federal National Mortgage Association #928019
 01-01-37                            5.500              1,282,397(f,o)      1,400,733
Florida Power Corp.
 1st Mortgage
 06-15-38                            6.400                210,000             251,004
 04-01-40                            5.650                600,000             654,927
Forest Oil Corp.
 02-15-14                            8.500                210,000             232,575
Frontier Communications Corp.
 Senior Unsecured
 04-15-15                            7.875                 78,000              87,360
 04-15-17                            8.250                194,000             221,160
 04-15-20                            8.500                158,000             182,490
General Electric Capital Assurance Co.
 Series 2003-1 Class A4
 05-12-35                            5.254                370,459(d,f)        399,491
General Electric Capital Corp.
 (GBP) Senior Unsecured
 05-17-12                            6.125                474,000             803,619
General Electric Capital Corp.
 Senior Unsecured
 09-16-20                            4.375              2,320,000           2,340,216
 01-10-39                            6.875                290,000             333,435
Georgia-Pacific LLC
 05-01-16                            8.250                230,000(d)          263,925
 11-01-20                            5.400                260,000(d,g)        262,600
Government National Mortgage Association #604708
 10-15-33                            5.500                647,584(f)          706,268
Government National Mortgage Association
 CMO I.O. Series 2002-80 Class CI
 01-20-32                            0.000                 57,692(f,l)            494
Graphic Packaging International, Inc.
 10-01-18                            7.875                 38,000              40,090
Greenwich Capital Commercial Funding Corp.
 Series 2003-C1 Class A3
 07-05-35                            3.858                725,000(f)          743,691
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A5
 06-10-36                            4.883                500,000(f)          507,396
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG9 Class A4
 03-10-39                            5.444              2,100,000(f)        2,244,829
Greif, Inc.
 Senior Unsecured
 02-01-17                            6.750                195,000             203,288
GS Mortgage Securities Corp. II
 Series 2007-EOP Class J
 03-06-20                            1.107              1,250,000(d,f,i)    1,066,555
GS Mortgage Securities Corp. II
 Series 2007-GG10 Class F
 08-10-45                            5.808                775,000(f)          100,841
GTP Towers Issuer LLC
 02-15-15                            4.436                450,000(d)          488,929
Harborview Mortgage Loan Trust
 CMO Series 2004-1 Class 4A
 04-19-34                            4.757              1,270,077(f,i)      1,173,249
HCA, Inc.
 Senior Secured
 02-15-17                            9.875                325,000             364,812
 09-15-20                            7.250                745,000             814,843
HJ Heinz Finance Co.
 07-15-11                            6.625                500,000             520,353
Indiana Michigan Power Co.
 Senior Unsecured
 03-15-37                            6.050                 85,000              90,880


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Invista
 05-01-12                            9.250%              $103,000(d)         $104,674
Jarden Corp.
 05-01-16                            8.000                300,000             331,125
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-LN1 Class A1
 10-15-37                            4.134                154,230(f)          160,693
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A1
 03-12-39                            3.972                111,363(f)          114,623
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A2
 03-12-39                            4.767              1,200,000(f)        1,277,702
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2005-LDP3 Class ASB
 08-15-42                            4.893              1,109,074(f)        1,170,972
JPMorgan Chase & Co.
 Senior Unsecured
 10-15-20                            4.250              2,155,000           2,170,720
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                           10.625                470,000             478,225
Kraft Foods, Inc.
 Senior Unsecured
 02-19-14                            6.750                145,000             169,376
 08-11-17                            6.500                609,000             731,120
 02-01-18                            6.125              2,830,000           3,333,793
Lamar Media Corp.
 04-01-14                            9.750                255,000             294,525
 04-15-18                            7.875                 73,000              77,928
LB-UBS Commercial Mortgage Trust
 Series 2004-C2 Class A3
 03-15-29                            3.973                750,000(f)          765,585
LB-UBS Commercial Mortgage Trust
 Series 2006-C4 Class AAB
 06-15-32                            6.055                750,000(f)          832,515
LB-UBS Commercial Mortgage Trust
 Series 2007-C7 Class A3
 09-15-45                            5.866              1,660,000(f)        1,770,805
Lear Corp.
 03-15-18                            7.875                214,000             233,260
 03-15-20                            8.125                117,000(k)          129,285
LifePoint Hospitals, Inc.
 10-01-20                            6.625                 75,000(d)           78,938
LyondellBasell Industries
 Senior Secured
 11-01-17                            8.000                531,000(d)          582,773
Mantech International Corp.
 04-15-18                            7.250                 57,000              60,563
Mellon Funding Corp.
 (GBP)
 11-08-11                            6.375                370,000             616,572
Metropolitan Life Global Funding I
 (GBP) Senior Secured
 01-27-11                            4.625                540,000             869,263
MGM Resorts International
 Senior Secured
 11-15-17                           11.125                290,000             333,500
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                            8.560                135,366             135,705
Morgan Stanley Capital I
 Series 2004-HQ4 Class A5
 04-14-40                            4.590                750,000(f)          754,980
Morgan Stanley Capital I
 Series 2006-T23 Class AAB
 08-12-41                            5.795                575,000(f)          633,890
Morgan Stanley
 (EUR) Senior Unsecured
 10-02-17                            5.500                625,000             904,150
Morgan Stanley
 (GBP) Senior Unsecured
 04-11-11                            7.500                470,000             765,056
Morgan Stanley
 Senior Unsecured
 04-01-18                            6.625                205,000             230,262
 07-24-20                            5.500              1,180,000           1,228,024
Nalco Co.
 Senior Notes
 05-15-17                            8.250                460,000             512,325
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-3 Class AIO
 01-25-12                            5.880              2,400,000(l)          160,225


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Nevada Power Co.
 01-15-15                            5.875%            $1,000,000          $1,148,707
 05-15-18                            6.500                365,000             439,261
Nextel Communications, Inc.
 08-01-15                            7.375                445,000             446,669
Nisource Finance Corp.
 09-15-17                            5.250              2,855,000           3,114,371
 09-15-20                            5.450                970,000           1,046,822
Northern States Power Co.
 1st Mortgage
 08-28-12                            8.000                515,000             580,575
Northwest Pipeline GP
 Senior Unsecured
 04-15-17                            5.950              1,085,000           1,250,536
NRG Energy, Inc.
 02-01-16                            7.375              1,125,000           1,171,406
Oracle Corp.
 Senior Notes
 07-15-40                            5.375                 90,000(d)           94,058
Oshkosh Corp.
 03-01-17                            8.250                146,000             159,504
 03-01-20                            8.500                119,000             131,793
Pacific Gas & Electric Co.
 Senior Unsecured
 01-15-40                            5.400                425,000             441,776
PacifiCorp
 1st Mortgage
 10-15-37                            6.250                200,000             233,522
 01-15-39                            6.000                440,000             499,058
Peabody Energy Corp.
 09-15-20                            6.500                250,000             279,375
Petrohawk Energy Corp.
 08-01-14                           10.500                260,000             296,400
Phillips-Van Heusen Corp.
 Senior Unsecured
 05-15-20                            7.375                110,000             118,800
Pinafore LLC/Inc.
 Senior Secured
 10-01-18                            9.000                 30,000(d)           32,100
Potomac Electric Power Co.
 1st Mortgage
 04-15-14                            4.650                280,000             306,555
PPL Electric Utilities Corp.
 1st Mortgage
 11-30-13                            7.125              2,850,000           3,346,375
Progress Energy, Inc.
 Senior Unsecured
 03-01-11                            7.100                325,000             331,751
 03-15-14                            6.050                875,000             996,791
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                            6.875                170,000             184,875
Quicksilver Resources, Inc.
 08-01-15                            8.250                245,000             248,675
QVC, Inc.
 Senior Secured
 04-15-17                            7.125                316,000(d)          336,540
 10-15-20                            7.375                316,000(d)          338,120
Qwest Communications International, Inc.
 04-01-18                            7.125                370,000(d)          393,125
Range Resources Corp.
 05-15-16                            7.500                265,000             277,588
 05-15-19                            8.000                720,000             797,399
Regal Cinemas Corp.
 07-15-19                            8.625                200,000             213,500
Regency Energy Partners LP/Finance Corp.
 06-01-16                            9.375                  5,000(k)            5,600
 12-01-18                            6.875                 75,000              78,844
Renaissance Home Equity Loan Trust
 Series 2005-4 Class A3
 02-25-36                            5.565                369,862             350,465
Reynolds Group Issuer, Inc./LLC
 Senior Secured
 10-15-16                            7.750                270,000(d)          286,200
 04-15-19                            7.125                234,000(d)          243,945
RR Donnelley & Sons Co.
 Senior Unsecured
 01-15-17                            6.125              2,190,000           2,302,471
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                            0.306                764,802(i,m)        760,039
SBA Telecommunications, Inc.
 08-15-16                            8.000                240,000             264,600
 08-15-19                            8.250                 85,000              95,625


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
SCANA Corp.
 Senior Unsecured
 05-15-11                            6.875%              $205,000            $211,464
Select Medical Corp.
 02-01-15                            7.625                242,000             245,328
Sierra Pacific Power Co.
 05-15-16                            6.000              2,935,000           3,437,590
Southern California Gas Co.
 1st Mortgage
 03-15-14                            5.500                845,000             959,964
Southern Natural Gas Co.
 Senior Unsecured
 04-01-17                            5.900              2,131,000(d)        2,337,193
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                            9.500                100,000(d)          111,000
Speedway Motorsports, Inc.
 06-01-16                            8.750                380,000             415,150
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                            8.375                150,000(k)          165,375
Tampa Electric Co.
 Senior Unsecured
 05-15-18                            6.100                620,000             728,440
TCM Sub LLC
 01-15-15                            3.550                845,000(d)          893,824
The Cleveland Electric Illuminating Co.
 1st Mortgage
 11-15-18                            8.875                750,000             992,151
The Dow Chemical Co.
 (EUR) Senior Unsecured
 05-27-11                            4.625                520,000             731,183
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                            8.550                825,000           1,059,577
The Goldman Sachs Group, Inc.
 (EUR) Senior Unsecured
 05-02-18                            6.375                350,000             535,835
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                            5.375                860,000             909,944
The Hertz Corp.
 10-15-18                            7.500                155,000(d)          159,263
The Manitowoc Co., Inc.
 11-01-13                            7.125                470,000(k)          473,525
 11-01-20                            8.500                 90,000              93,938
The Toledo Edison Co.
 Senior Secured
 05-15-37                            6.150                450,000             475,796
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 04-15-16                            6.400              3,590,000           4,268,547
tw telecom holdings, inc.
 03-01-18                            8.000                216,000             233,280
U.S. Treasury
 10-31-11                            1.000                670,000(k)          674,999
 07-15-12                            1.500              2,130,000(k)        2,174,097
 09-30-15                            1.250              1,293,000(k)        1,299,062
 07-31-17                            2.375                715,000(k)          739,578
 08-15-20                            2.625              1,525,000(k)        1,526,430
 08-15-23                            6.250              4,400,000           5,882,251
 05-15-40                            4.375              4,989,000           5,314,083
United States Cellular Corp.
 Senior Unsecured
 12-15-33                            6.700                165,000             166,985
United States Steel Corp.
 Senior Unsecured
 02-01-18                            7.000                 63,000              64,418
 04-01-20                            7.375                173,000             179,920
Valeant Pharmaceuticals International
 10-01-20                            7.000                465,000(d)          488,250
Valmont Industries, Inc.
 04-20-20                            6.625                522,000             544,752
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                            6.875              2,380,000           2,567,060
 04-01-32                            7.375              1,255,000           1,437,033
Wachovia Bank Commercial Mortgage Trust
 Series 2005-C20 Class A5
 07-15-42                            5.087                800,000(f)          818,824
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C24 Class APB
 03-15-45                            5.576                500,000(f)          537,680
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C27 Class APB
 07-15-45                            5.727                650,000(f)          693,204


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Wells Fargo & Co.
 (EUR) Senior Unsecured
 11-03-16                            4.125%               330,000            $476,366
Wells Fargo & Co.
 (GBP) Senior Unsecured
 11-30-10                            4.750              1,300,000           2,087,618
Windstream Corp.
 08-01-16                            8.625               $144,000             153,000
 03-15-19                            7.000                 40,000              40,450
Wyndham Worldwide Corp.
 Senior Unsecured
 02-01-18                            5.750                107,000             111,187
XM Satellite Radio, Inc.
 Senior Unsecured
 11-01-18                            7.625                237,000(d)          242,333
                                                                      ---------------
Total                                                                     179,321,720
-------------------------------------------------------------------------------------

URUGUAY (0.2%)
Uruguay Government International Bond
 11-18-22                            8.000                450,000             605,250
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                            7.625                275,000             364,375
                                                                      ---------------
Total                                                                         969,625
-------------------------------------------------------------------------------------

VENEZUELA (0.4%)
Petroleos de Venezuela SA
 04-12-17                            5.250              1,190,000             702,100
Venezuela Government International Bond
 02-26-16                            5.750                620,000             441,750
Venezuela Government International Bond
 Senior Unsecured
 10-08-14                            8.500                160,000             134,800
 05-07-23                            9.000                931,000             623,863
                                                                      ---------------
Total                                                                       1,902,513
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $455,517,284)                                                     $501,696,461
-------------------------------------------------------------------------------------



SENIOR LOANS (0.1%)(p)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
UNITED STATES
Fairpoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                            1.750%              $558,658(b,n)       $362,837
Goodman Global, Inc.
 1st Lien Term Loan
 TBD                                   TBD                 35,000(g,h)         35,433
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $353,820)                                                             $398,270
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.0%)
                                                       SHARES                VALUE(a)
MONEY MARKET FUND
Columbia Short-Term Cash Fund, 0.241%                10,951,314(q)        $10,951,314
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $10,951,314)                                                       $10,951,314
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (0.6%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(r)
Societe Generale
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $3,005,095                          0.230%          $3,005,038            $3,005,038
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $3,005,038)                                                         $3,005,038
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $469,827,456)(s)                                                  $516,051,083
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Euro-Bobl, 5-year                 9         $1,498,097    Dec. 2010         $(11,599)
Euro-Bund, 10-year              (25)        (4,494,944)   Dec. 2010           41,628
Japanese Government
  Bond, 10-year                   4          7,118,181    Dec. 2010           86,414
U.S. Long Bond, 20-year          25          3,273,437    Dec. 2010          (28,163)
U.S. Treasury Note, 5-
  year                         (137)       (16,656,204)   Jan. 2011         (236,542)
U.S. Treasury Note, 10-
  year                         (105)       (13,259,531)   Dec. 2010         (177,650)
U.S. Treasury Ultra
  Bond, 30-year                 (23)        (3,101,406)   Dec. 2010          178,575
------------------------------------------------------------------------------------
Total                                                                      $(147,337)
------------------------------------------------------------------------------------




FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                                        CURRENCY TO   CURRENCY TO    UNREALIZED    UNREALIZED
COUNTERPARTY            EXCHANGE DATE  BE DELIVERED   BE RECEIVED   APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------
UBS Securities           Nov. 5, 2010    2,290,987       3,935,000       $23,621           $--
                                              (USD)           (BRL)
J.P. Morgan              Nov. 8, 2010   17,984,780   1,506,585,000       738,179            --
  Securities, Inc.
                                              (USD)           (JPY)
HSBC Securities (USA),  Nov. 12, 2010      280,000         446,251            --        (2,341)
  Inc.
                                              (GBP)           (USD)
Barclays Bank PLC       Nov. 15, 2010    2,188,000       2,486,420            --       (46,434)
                                              (GBP)           (EUR)
HSBC Securities (USA),  Nov. 22, 2010    6,150,000       4,721,598            --       (30,494)
  Inc.
                                              (SGD)           (USD)
J.P. Morgan             Nov. 23, 2010    2,497,795      31,150,000        21,365            --
  Securities, Inc.
                                              (USD)           (MXN)
UBS Securities          Nov. 29, 2010    3,377,000       2,513,501            --       (55,522)
                                              (NZD)           (USD)
HSBC Securities (USA),   Dec. 2, 2010    4,877,128       5,038,000        58,831            --
  Inc.
                                              (USD)           (CAD)
State Street Bank &      Dec. 6, 2010    4,358,000       6,056,683            --        (4,569)
  Trust Company
                                              (EUR)           (USD)
State Street Bank &      Dec. 6, 2010    3,836,000       5,392,687        57,450            --
  Trust Company
                                              (EUR)           (USD)
HSBC Securities (USA),   Dec. 6, 2010    5,125,446     229,620,000        19,072            --
  Inc.
                                              (USD)           (INR)
HSBC Securities (USA),   Dec. 7, 2010    5,260,000       5,072,113            --       (58,769)
  Inc.
                                              (AUD)           (USD)
----------------------------------------------------------------------------------------------
Total                                                                   $918,518     $(198,129)
----------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS



     AUD   -- Australian Dollar
     BRL   -- Brazilian Real
     CAD   -- Canadian Dollar
     CMO   -- Collateralized Mortgage Obligation
     CZK   -- Czech Koruna
     DKK   -- Danish Krone
     EUR   -- European Monetary Unit
     GBP   -- British Pound Sterling
     IDR   -- Indonesian Rupiah
     INR   -- Indian Rupee
     I.O.  -- Interest Only
     JPY   -- Japanese Yen
     MXN   -- Mexican Peso
     NOK   -- Norwegian Krone
     NZD   -- New Zealand Dollar
     PLN   -- Polish Zloty
     SEK   -- Swedish Krona
     SGD   -- Singapore Dollar
     ZAR   -- South African Rand


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2010, the value of these securities amounted to $44,608,374 or 8.30% of net assets.

(e) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Oct. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,708,205. See Note 2 to the financial statements.

(h) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2010.

(j) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2010.

(m) The following abbreviations are used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company


(n)  This position is in bankruptcy.

(o) At Oct. 31, 2010, investments in securities included securities valued at $497,820 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
32  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(r) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     SOCIETE GENERALE (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Government National Mortgage Association          $3,065,138
     ------------------------------------------------------------
     Total market value of collateral securities       $3,065,138
     ------------------------------------------------------------


(s) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $474,975,951 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $44,332,818
     Unrealized depreciation                          (3,257,686)
     -----------------------------------------------------------
     Net unrealized appreciation                     $41,075,132
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
34  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                               Fair value at Oct. 31, 2010
                            ----------------------------------------------------------------
                                 Level 1           Level 2
                              quoted prices         other          Level 3
                                in active        significant     significant
                               markets for       observable     unobservable
DESCRIPTION(a)              identical assets      inputs(b)        inputs           Total
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                           $--      $280,736,759             --     $280,736,759
  U.S. Government
    Obligations &
    Agencies                    17,610,500         1,784,123             --       19,394,623
  Asset-Backed
    Securities                          --         6,860,037      1,798,579        8,658,616
  Commercial Mortgage-
    Backed Securities                   --        17,886,814             --       17,886,814
  Residential Mortgage-
    Backed Securities                   --        23,422,624             --       23,422,624
  Corporate Debt
    Securities                          --       150,403,661      1,193,364      151,597,025
--------------------------------------------------------------------------------------------
Total Bonds                     17,610,500       481,094,018      2,991,943      501,696,461
--------------------------------------------------------------------------------------------
Other
  Senior Loans                          --           398,270             --          398,270
  Affiliated Money
    Market Fund(c)              10,951,314                --             --       10,951,314
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                --         3,005,038             --        3,005,038
--------------------------------------------------------------------------------------------
Total Other                     10,951,314         3,403,308             --       14,354,622
--------------------------------------------------------------------------------------------
Investments in
  Securities                    28,561,814       484,497,326      2,991,943      516,051,083
Derivatives(d)
  Assets
    Futures Contracts              306,617                --             --          306,617
    Forward Foreign
     Currency Exchange
     Contracts                          --           918,518             --          918,518
  Liabilities
    Futures Contracts             (453,954)               --             --         (453,954)
    Forward Foreign
     Currency Exchange
     Contracts                          --          (198,129)            --         (198,129)
--------------------------------------------------------------------------------------------
Total                          $28,414,477      $485,217,715     $2,991,943     $516,624,135
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                          ASSET-       CORPORATE
                                          BACKED         DEBT
                                        SECURITIES    SECURITIES       TOTAL
------------------------------------------------------------------------------
Balance as of Oct. 31, 2009             $2,060,678           $--    $2,060,678
  Accrued discounts/premiums                   403        27,576        27,979
  Realized gain (loss)                      13,557            --        13,557
  Change in unrealized appreciation
    (depreciation)*                       (115,940)      118,392         2,452
  Sales                                   (611,479)           --      (611,479)
  Purchases                                451,360     1,047,396     1,498,756
  Transfers into Level 3                        --            --            --
  Transfers out of Level 3                      --            --            --
------------------------------------------------------------------------------
Balance as of Oct. 31, 2010             $1,798,579    $1,193,364    $2,991,943
------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $2,452, which is comprised of Asset-Backed Securities of $(115,940) and Corporate Debt Securities of $118,392.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
36  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND
LIABILI-
TIE-
S ------------------------------------------------------------------------------
-
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $455,871,104)             $502,094,731
  Affiliated money market fund (identified cost $10,951,314)         10,951,314
  Investments of cash collateral received for securities on loan
    (identified cost $3,005,038)                                      3,005,038
-------------------------------------------------------------------------------
Total investments in securities (identified cost $469,827,456)      516,051,083
Foreign currency holdings (identified cost $15,464,984)              16,473,441
Receivable from Investment Manager                                        1,155
Capital shares receivable                                             3,606,385
Dividends and accrued interest receivable                             6,329,571
Receivable for investment securities sold                             8,704,537
Unrealized appreciation on forward foreign currency exchange
  contracts                                                             918,518
-------------------------------------------------------------------------------
Total assets                                                        552,084,690
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                         135,252
Capital shares payable                                                  751,804
Payable for investment securities purchased                          10,229,040
Payable upon return of securities loaned                              3,005,038
Variation margin payable on futures contracts                           120,748
Unrealized depreciation on forward foreign currency exchange
  contracts                                                             198,129
Accrued investment management services fees                              10,303
Accrued distribution fees                                                 2,842
Accrued transfer agency fees                                              9,410
Accrued administrative services fees                                      1,164
Accrued plan administration services fees                                     3
Other accrued expenses                                                  141,609
-------------------------------------------------------------------------------
Total liabilities                                                    14,605,342
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $537,479,348
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    719,074
Additional paid-in capital                                          496,267,496
Undistributed net investment income                                   5,782,355
Accumulated net realized gain (loss)                                (13,304,257)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         48,014,680
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $537,479,348
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  8,771,604
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------- OCT. 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $246,929,356           33,048,004                       $7.47(1)
Class B          $ 18,512,676            2,460,622                       $7.52
Class C          $  6,162,276              827,014                       $7.45
Class I          $195,612,882           26,157,651                       $7.48
Class R          $      5,341                  716                       $7.46
Class R4         $    407,251               54,466                       $7.48
Class W          $ 69,842,043            9,357,911                       $7.46
Class Z          $      7,523                1,006                       $7.48
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.84. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Interest                                                           $22,761,691
Income distributions from affiliated money market fund                  20,786
Income from securities lending -- net                                   15,219
Foreign taxes withheld                                                 (73,968)
------------------------------------------------------------------------------
Total income                                                        22,723,728
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  3,543,599
Distribution fees
  Class A                                                              613,780
  Class B                                                              256,387
  Class C                                                               61,070
  Class R                                                                   16
  Class R3                                                                   5
  Class W                                                              136,877
Transfer agency fees
  Class A                                                              564,981
  Class B                                                               63,609
  Class C                                                               14,350
  Class R                                                                    3
  Class R3                                                                   2
  Class R4                                                                 168
  Class R5                                                                   2
  Class W                                                              107,035
  Class Z                                                                    1
Administrative services fees                                           400,481
Plan administration services fees
  Class R                                                                    6
  Class R3                                                                   5
  Class R4                                                                 730
Compensation of board members                                           14,762
Custodian fees                                                          74,385
Printing and postage                                                    86,000
Registration fees                                                      105,300
Professional fees                                                       43,836
Other                                                                   50,526
------------------------------------------------------------------------------
Total expenses                                                       6,137,916
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (347,134)
------------------------------------------------------------------------------
Total net expenses                                                   5,790,782
------------------------------------------------------------------------------
Investment income (loss) -- net                                     16,932,946

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  39

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ 3,955,678
  Foreign currency transactions                                      1,765,452
  Futures contracts                                                   (436,414)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              5,284,716
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                15,264,873
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               20,549,589
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $37,482,535
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                        2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 16,932,946  $  14,084,975
Net realized gain (loss) on investments                               5,284,716     (6,929,498)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 15,264,873     96,312,630
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      37,482,535    103,468,107
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (5,782,358)   (14,451,166)
    Class B                                                            (373,924)    (2,363,547)
    Class C                                                            (100,533)      (247,912)
    Class I                                                          (4,785,145)   (12,198,283)
    Class R                                                                 (60)           N/A
    Class R3                                                                (25)           N/A
    Class R4                                                             (6,931)        (7,374)
    Class R5                                                                (32)           N/A
    Class W                                                          (1,333,863)    (5,231,186)
----------------------------------------------------------------------------------------------
Total distributions                                                 (12,382,871)   (34,499,468)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  41

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED OCT. 31,                                                        2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 36,915,658  $  34,656,103
  Class B shares                                                      3,786,502      4,760,950
  Class C shares                                                      2,784,327      1,892,530
  Class I shares                                                     46,339,721     44,757,560
  Class R shares                                                          5,000            N/A
  Class R3 shares                                                         5,000            N/A
  Class R4 shares                                                       253,675         42,421
  Class R5 shares                                                         5,000            N/A
  Class W shares                                                     42,249,228     47,318,890
  Class Z shares                                                          7,503            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                      5,281,045     13,585,257
  Class B shares                                                        350,444      2,243,075
  Class C shares                                                         93,758        228,357
  Class I shares                                                      4,784,860     12,197,728
  Class R4 shares                                                         6,931          7,374
  Class W shares                                                      1,333,742      5,230,912
Conversions from Class B to Class A
  Class A shares                                                      7,184,278      6,603,705
  Class B shares                                                     (7,184,278)    (6,603,705)
Payments for redemptions
  Class A shares                                                    (67,135,882)   (83,721,233)
  Class B shares                                                     (9,329,593)   (17,508,600)
  Class C shares                                                     (2,542,770)    (1,461,886)
  Class I shares                                                    (34,389,475)  (115,655,803)
  Class R3 shares                                                        (5,000)           N/A
  Class R4 shares                                                       (46,250)       (18,796)
  Class R5 shares                                                        (5,000)           N/A
  Class W shares                                                    (36,839,123)  (135,568,998)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (6,090,699)  (187,014,159)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              19,008,965   (118,045,520)
Net assets at beginning of year                                     518,470,383    636,515,903
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $537,479,348  $ 518,470,383
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $  5,782,355  $  (1,411,247)
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                   YEAR ENDED OCT. 31,
CLASS A                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.10       $6.16       $6.89      $6.60      $6.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .23         .17         .22        .20        .19
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .35        .14
------------------------------------------------------------------------------------------------------
Total from investment operations                     .54        1.32        (.51)       .55        .33
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)       (.38)       (.22)      (.26)      (.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.47       $7.10       $6.16      $6.89      $6.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.70%      22.12%      (7.66%)     8.63%      5.17%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.34%       1.36%       1.32%      1.37%      1.39%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.25%       1.25%       1.25%      1.25%      1.25%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.31%       2.72%       3.26%      3.08%      2.77%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $247        $253        $249       $259       $276
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS B                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.14       $6.23       $6.96      $6.67      $6.59
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18         .13         .17        .15        .13
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .35        .16
------------------------------------------------------------------------------------------------------
Total from investment operations                     .49        1.28        (.56)       .50        .29
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.11)       (.37)       (.17)      (.21)      (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.52       $7.14       $6.23      $6.96      $6.67
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.89%      21.14%      (8.28%)     7.68%      4.45%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              2.10%       2.13%       2.09%      2.13%      2.16%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           2.02%       2.01%       2.01%      2.01%      2.02%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.58%       2.00%       2.49%      2.30%      1.98%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $19         $30         $42        $47        $63
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



                                                                   YEAR ENDED OCT. 31,
CLASS C                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.08       $6.18       $6.91      $6.62      $6.57
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18         .13         .17        .15        .14
Net gains (losses) (both realized and
 unrealized)                                         .31        1.14        (.73)       .35        .13
------------------------------------------------------------------------------------------------------
Total from investment operations                     .49        1.27        (.56)       .50        .27
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.12)       (.37)       (.17)      (.21)      (.22)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.45       $7.08       $6.18      $6.91      $6.62
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.95%      21.15%      (8.27%)     7.75%      4.25%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              2.10%       2.12%       2.08%      2.13%      2.16%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           2.01%       2.01%       2.01%      2.01%      2.02%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.58%       1.94%       2.51%      2.32%      2.00%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $6          $6          $4         $3         $3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
44  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS I                                            ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.11       $6.14       $6.87      $6.59      $6.61
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .26         .20         .25        .23        .21
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.73)       .34        .14
------------------------------------------------------------------------------------------------------
Total from investment operations                     .57        1.35        (.48)       .57        .35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)       (.38)       (.25)      (.29)      (.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.48       $7.11       $6.14      $6.87      $6.59
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.16%      22.83%      (7.30%)     8.91%      5.52%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .86%        .86%        .85%       .87%       .88%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .82%        .82%        .82%       .87%       .88%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.70%       3.16%       3.68%      3.47%      3.18%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $196        $170        $206       $157       $145
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



CLASS R*                                              YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(c)
Net asset value, beginning of period                     $6.98
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .16
Net gains (losses) (both realized and
 unrealized)                                               .40
-------------------------------------------------------------------
Total from investment operations                           .56
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.08)
-------------------------------------------------------------------
Net asset value, end of period                           $7.46
-------------------------------------------------------------------
TOTAL RETURN                                             8.15%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                    1.66%(d)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                                 1.59%(d)
-------------------------------------------------------------------
Net investment income (loss)                             3.58%(d)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    62%
-------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS R4                                           ---------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007       2006
Net asset value, beginning of period               $7.11       $6.16       $6.89      $6.60      $6.61
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .24         .18         .25        .22        .20
Net gains (losses) (both realized and
 unrealized)                                         .31        1.15        (.72)       .35        .13
------------------------------------------------------------------------------------------------------
Total from investment operations                     .55        1.33        (.47)       .57        .33
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.18)       (.38)       (.26)      (.28)      (.34)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.48       $7.11       $6.16      $6.89      $6.60
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.85%      22.42%      (7.19%)     8.84%      5.29%
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.18%       1.16%       1.14%      1.17%      1.20%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.12%       1.06%        .87%      1.08%      1.08%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.35%       2.86%       3.64%      3.27%      2.95%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--         $--        $--        $--
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%        77%        68%
------------------------------------------------------------------------------------------------------



                                                               YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------------------
PER SHARE DATA                                      2010       2009        2008       2007(e)
Net asset value, beginning of period               $7.09       $6.15       $6.88       $6.79
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .22         .17         .22         .20
Net gains (losses) (both realized and
 unrealized)                                         .31        1.14        (.73)        .17
---------------------------------------------------------------------------------------------
Total from investment operations                     .53        1.31        (.51)        .37
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.16)       (.37)       (.22)       (.28)
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $7.46       $7.09       $6.15       $6.88
---------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.66%      22.04%      (7.62%)      5.71%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.31%       1.30%       1.30%       1.35%(d)
---------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.27%       1.27%       1.27%       1.26%(d)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       3.15%       2.70%       3.27%       3.34%(d)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $70         $60        $135         $54
---------------------------------------------------------------------------------------------
Portfolio turnover rate                              62%         69%         75%         77%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
46  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(f)
Net asset value, beginning of period                     $7.33
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .01
Net gains (losses) (both realized and
 unrealized)                                               .14
-------------------------------------------------------------------
Total from investment operations                           .15
-------------------------------------------------------------------
Net asset value, end of period                           $7.48
-------------------------------------------------------------------
TOTAL RETURN                                             2.05%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                    1.13%(d)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                                  .95%(d)
-------------------------------------------------------------------
Net investment income (loss)                             2.31%(d)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    62%
-------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.
(d) Annualized.
(e) For the period from Dec. 1, 2006 (when shares became available) to Oct. 31, 2007.
(f) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund) (the
Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
48  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R shares. At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 36% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

(such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily European monetary units and Japanese Yen.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's

--------------------------------------------------------------------------------
50  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2010, the Fund has outstanding when-issued securities of $1,673,555 and other forward-commitments of $34,650.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the

--------------------------------------------------------------------------------
52  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio and to gain exposure to currencies where either the underlying bond market is unattractive or where foreign investors cannot easily invest in local fixed income securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

FUTURES CONTRACTS
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to produce incremental earnings, to manage the duration and yield curve exposure of the Fund vs. the benchmark (interest rate futures), to manage exposure to movements in interest rates (interest rate futures), to manage the duration and yield curve exposure of the Fund vs. the benchmark (U.S. Treasury Note futures) and to implement cross market strategies efficiently (i.e., a sale of U.S. 10 yr futures versus a purchase of German 10 yr futures to position for expected changes in the spread between U.S. and German yields). Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts             $918,518   contracts             $198,129
-------------------------------------------------------------------------------------------
                                                      Net assets --
                                                      unrealized
Interest rate                                         depreciation on
  contracts          N/A                        N/A   investments            147,337*
-------------------------------------------------------------------------------------------
Total                                      $918,518                         $345,466
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2010


         AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------
                              FORWARD FOREIGN CURRENCY   FUTURES
RISK EXPOSURE CATEGORY           EXCHANGE CONTRACTS     CONTRACTS     TOTAL
-----------------------------------------------------------------------------------
Foreign exchange contracts           $2,539,065         $      --  $2,539,065
-----------------------------------------------------------------------------------
Interest rate contracts                      --          (436,414) $ (436,414)
-----------------------------------------------------------------------------------
Total                                $2,539,065         $(436,414) $2,102,651
-----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
54  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                      INCOME
----------------------------------------------------------------------------------
                               FORWARD FOREIGN CURRENCY   FUTURES
RISK EXPOSURE CATEGORY            EXCHANGE CONTRACTS     CONTRACTS    TOTAL
----------------------------------------------------------------------------------
Foreign exchange contracts             $445,405           $     --  $445,405
----------------------------------------------------------------------------------
Interest rate contracts                      --            (98,865) $(98,865)
----------------------------------------------------------------------------------
Total                                  $445,405           $(98,865) $346,540
----------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $60.4 million at Oct. 31, 2010. The monthly average gross notional amount for these contracts was $46.2 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

FUTURES CONTRACTS
The gross notional amount of long and short contracts outstanding was approximately $11.9 million and $37.5 million, respectively, at Oct. 31, 2010. The monthly average gross notional amounts for long and short contracts was $15.1 million and $15.4 million, respectively, for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2010 was 0.71% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $1,017.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class W shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to

--------------------------------------------------------------------------------
56  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.23%
Class B..............................................  0.25
Class C..............................................  0.24
Class R..............................................  0.08
Class R4.............................................  0.06
Class W..............................................  0.20
Class Z..............................................  0.13*


*    Annualized.

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,130,000 and $83,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $214,527 for Class A, $6,190 for Class B and $2,282 for Class C for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.25%
Class B..............................................  2.02
Class C..............................................  2.01
Class I..............................................  0.82
Class R..............................................  1.59
Class R4.............................................  1.12
Class W..............................................  1.27
Class Z..............................................  0.95


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $123,060
Class B...........................................    12,851
Class C...........................................     3,061
Class R4..........................................        21


The management fees waived/reimbursed at the Fund level were $208,141.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.25%
Class B..............................................  2.02
Class C..............................................  2.01
Class I..............................................  0.82
Class R..............................................  1.62
Class R4.............................................  1.12
Class W..............................................  1.27
Class Z..............................................  1.00


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such

--------------------------------------------------------------------------------
58  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.21%
Class B..............................................  1.96
Class C..............................................  1.96
Class I..............................................  0.76
Class R..............................................  1.46
Class R4.............................................  1.06
Class W..............................................  1.21
Class Z..............................................  0.96


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $296,998,710 and $310,324,179, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS A
Sold                                        5,227,742    5,231,964
Converted from Class B(a)                   1,004,833      969,818
Reinvested distributions                      745,196    2,146,170
Redeemed                                   (9,534,806) (13,137,526)
------------------------------------------------------------------
Net increase (decrease)                    (2,557,035)  (4,789,574)
------------------------------------------------------------------

CLASS B
Sold                                          533,314      725,964
Reinvested distributions                       49,123      349,934
Converted to Class A(a)                      (999,242)    (962,748)
Redeemed                                   (1,320,786)  (2,725,361)
------------------------------------------------------------------
Net increase (decrease)                    (1,737,591)  (2,612,211)

------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                           2010         2009
------------------------------------------------------------------
CLASS C
Sold                                          394,093      281,159
Reinvested distributions                       13,210       35,905
Redeemed                                     (364,923)    (227,718)
------------------------------------------------------------------
Net increase (decrease)                        42,380       89,346
------------------------------------------------------------------

CLASS I
Sold                                        6,515,742    6,812,712
Reinvested distributions                      675,045    1,933,079
Redeemed                                   (4,919,521) (18,357,075)
------------------------------------------------------------------
Net increase (decrease)                     2,271,266   (9,611,284)
------------------------------------------------------------------

CLASS R(B,C)
Sold                                              716          N/A
------------------------------------------------------------------
Net increase (decrease)                           716          N/A
------------------------------------------------------------------

CLASS R3(b)
Sold                                              716          N/A
Redeemed                                         (716)         N/A
------------------------------------------------------------------
Net increase (decrease)                            --          N/A
------------------------------------------------------------------

CLASS R4
Sold                                           36,368        6,358
Reinvested distributions                          974        1,165
Redeemed                                       (6,616)      (3,012)
------------------------------------------------------------------
Net increase (decrease)                        30,726        4,511
------------------------------------------------------------------

CLASS R5(b)
Sold                                              715          N/A
Redeemed                                         (715)         N/A
------------------------------------------------------------------
Net increase (decrease)                            --          N/A
------------------------------------------------------------------

CLASS W
Sold                                        5,960,012    7,283,695
Reinvested distributions                      187,672      826,368
Redeemed                                   (5,289,790) (21,598,586)
------------------------------------------------------------------
Net increase (decrease)                       857,894  (13,488,523)
------------------------------------------------------------------

CLASS Z(d)
Sold                                            1,006          N/A
------------------------------------------------------------------
Net increase (decrease)                         1,006          N/A
------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) For the period from March 15, 2010 (when shares became available) to Oct. 31, 2010.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(d) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.


--------------------------------------------------------------------------------
60  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $8,771,604 were on loan, secured by U.S. government securities valued at $5,887,409 and by cash collateral of $3,005,038 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $15,219 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $129,611,914 and $130,927,530, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions,

--------------------------------------------------------------------------------
62  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,643,527 and accumulated net realized loss has been increased by $969,791 resulting in a net reclassification adjustment to decrease paid-in capital by $1,673,736.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                            2010        2009
------------------------------------------------------------------
Ordinary income...........................  12,382,871  34,499,468
Long-term capital gain....................          --          --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  9,830,118
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(11,380,428)
Unrealized appreciation (depreciation)..........  $ 42,043,088


For federal income tax purposes, the Fund had a capital loss carry-over of $11,380,428 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:

  2014         2016          2017
$498,771    $2,328,738    $8,552,919


For the year ended Oct. 31, 2010, $1,991,313 of capital loss carry-over was utilized and $1,673,736 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions,

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9,

--------------------------------------------------------------------------------
64  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material

--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
66  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA GLOBAL BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Global Bond Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
68  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      3.66%
    Foreign Taxes Paid...........................................    $74,010
                                                                   $3,162,4-
    Foreign Source Income........................................         09


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
70  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
72  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  73

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
74  COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                             COLUMBIA GLOBAL BOND FUND -- 2010 ANNUAL REPORT  75

COLUMBIA GLOBAL BOND FUND
(formerly known as RiverSource Global Bond Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6309 AG (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)


COLUMBIA

GLOBAL EXTENDED ALPHA FUND

(FORMERLY KNOWN AS THREADNEEDLE GLOBAL EXTENDED ALPHA FUND)



--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA GLOBAL EXTENDED ALPHA FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   30

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Proxy Voting.......................   64



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Global Extended Alpha Fund (the Fund) Class A shares gained 21.21%
  (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) All Country World Index, which advanced 14.65% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR    8/1/08
----------------------------------------------------------------
Columbia Global Extended Alpha Fund
  Class A (excluding sales charge)            +21.21%    +3.04%
----------------------------------------------------------------
MSCI All Country World Index (unmanaged)      +14.65%    -0.75%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                    COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                        SINCE
Without sales charge                          1 YEAR  INCEPTION
Class A (inception 8/1/08)                   +21.21%   +3.04%
---------------------------------------------------------------
Class B (inception 8/1/08)                   +20.32%   +2.23%
---------------------------------------------------------------
Class C (inception 8/1/08)                   +20.27%   +2.24%
---------------------------------------------------------------
Class I (inception 8/1/08)                   +21.58%   +3.36%
---------------------------------------------------------------
Class R* (inception 8/1/08)                  +20.69%   +2.61%
---------------------------------------------------------------
Class R4 (inception 8/1/08)                  +21.26%   +3.11%
---------------------------------------------------------------
Class Z (inception 9/27/10)                     N/A    +5.12%**
---------------------------------------------------------------

With sales charge
Class A (inception 8/1/08)                   +14.24%   +0.36%
---------------------------------------------------------------
Class B (inception 8/1/08)                   +15.32%   +0.93%
---------------------------------------------------------------
Class C (inception 8/1/08)                   +19.27%   +2.24%
---------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4 and Class Z shares. Class I, Class R and Class R4 are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.

 *Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. **Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                    X     Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                    COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Sept. 27, 2010, Threadneedle Global Extended Alpha Fund was renamed Columbia Global Extended Alpha Fund.

Dear Shareholders,

Columbia Global Extended Alpha Fund (the Fund) Class A shares gained 21.21% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 14.65% for the 12-month period.

SIGNIFICANT PERFORMANCE FACTORS
The MSCI Index delivered a double-digit return as the world moved further from the epicenter of the financial crisis, having escaped the worst case scenario many investors feared. Productivity gains and global economic growth have translated to revenue and profit growth for many companies. Balance sheets appear generally healthy and cash flow has been strong, while companies still trade at valuations we find attractive.


PORTFOLIO BREAKDOWN BY COUNTRY(1) (at Oct. 31, 2010; % of portfolio and portfolio swap(2))
--------------------------------------------------------------------------------

                                              LONG  SHORT(3)   NET
Australia                                     0.9%     0.0%   0.9%
------------------------------------------------------------------
Brazil                                        3.6%     0.0%   3.6%
------------------------------------------------------------------
Canada                                        6.4%    -0.9%   5.5%
------------------------------------------------------------------
China                                         3.3%     0.0%   3.3%
------------------------------------------------------------------
Denmark                                       1.0%     0.0%   1.0%
------------------------------------------------------------------
France                                        2.3%    -1.0%   1.3%
------------------------------------------------------------------
Germany                                       4.6%     0.0%   4.6%
------------------------------------------------------------------
Hong Kong                                     2.6%     0.0%   2.6%
------------------------------------------------------------------
India                                         2.9%     0.0%   2.9%
------------------------------------------------------------------
Indonesia                                     3.0%     0.0%   3.0%
------------------------------------------------------------------
Ireland                                       1.6%     0.0%   1.6%
------------------------------------------------------------------
Italy                                         1.7%     0.0%   1.7%
------------------------------------------------------------------
Japan                                         4.3%    -2.0%   2.3%
------------------------------------------------------------------
Mexico                                        1.4%     0.0%   1.4%
------------------------------------------------------------------
Netherlands                                   3.2%     0.0%   3.2%
------------------------------------------------------------------
Panama                                        1.7%     0.0%   1.7%
------------------------------------------------------------------
Portugal                                      1.2%     0.0%   1.2%
------------------------------------------------------------------





--------------------------------------------------------------------------------
6  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN BY COUNTRY(1) (at Oct. 31, 2010; % of portfolio and portfolio swap(2)) (continued)
--------------------------------------------------------------------------------

                                            LONG   SHORT(3)    NET
South Africa                                 1.9%     0.0%     1.9%
-------------------------------------------------------------------

South Korea                                  2.4%     0.0%     2.4%
-------------------------------------------------------------------
Spain                                        0.0%    -0.8%    -0.8%
-------------------------------------------------------------------
Switzerland                                  7.0%    -2.4%     4.6%
-------------------------------------------------------------------
Turkey                                       2.0%     0.0%     2.0%
-------------------------------------------------------------------
United Kingdom                               9.5%    -1.2%     8.4%
-------------------------------------------------------------------
United States                               55.0%   -18.8%    36.2%
-------------------------------------------------------------------
Other(4)                                     3.6%    -0.1%     3.5%
-------------------------------------------------------------------
                                           127.2%   -27.2%   100.0%
-------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. The portfolio breakdown by country for each underlying position in the custom basket has been estimated by multiplying the notional amount of each security by its Oct. 31, 2010 closing market price as obtained from an authorized pricing source. The notional amounts and the market values of the positions in the custom basket are not presented in the financial statements.
(3) At Oct. 31, 2010, the Fund had no short positions. However, the Fund had entered into a portfolio swap in order to gain short exposure to foreign equity markets. See Portfolio Swap Outstanding at Oct. 31, 2010 following the Portfolio of Investments, and Note 3 to the financial statements.
(4) Cash & Cash Equivalents.

Top ten holdings do not include notional exposure to holdings the Fund has through its use of a portfolio swap. For more information regarding the Fund's portfolio swap, see "Portfolio of Investments" pages 20-21.


During the year, we saw continued divergence between developed and emerging economies. While growth slowed in the developed world, emerging markets grew at a rapid pace, supporting their stock markets, particularly in India and Indonesia. China's stock market, which suffered from high valuations and inflation concerns, was an exception.

The Fund significantly outperformed the MSCI Index over the period. Stock selection in most geographic areas and industry sectors added to relative performance, with selection in the financial and industrial sectors of the emerging markets and Europe having the most notable positive effect. The portfolio's long segment outperformed its short segment,

--------------------------------------------------------------------------------
                    COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


which is what we would expect given the strong market gains during the period and our strategy of taking short positions and reinvesting the proceeds into the long positions we think will perform best.

Notable individual performers included U.K. luxury retailer BURBERRY, U.S. luxury goods company TIFFANY and Swiss luxury watch brand SWATCH. These companies are benefiting from growing demand for their products in emerging markets. Industrial stocks AGGREKO and THE WEIR GROUP, which are U.K.-listed, also benefited from emerging market growth. Companies such as these, while based in developed countries, get most of their earnings from overseas rather than their own local markets.

The Fund also benefited from exposure to emerging market financial stocks including BANK RAKYAT in Indonesia, GARANTI BANKASI in Turkey and STATE BANK OF INDIA. Also within the emerging markets, the Fund's holdings of FOCUS MEDIA, a Chinese outdoor advertising company, performed well. We sold FOCUS MEDIA as its valuation became less attractive to us.

Within the developed markets, the Fund benefited from its holdings of high quality businesses with sustainable growth including U.S. technology

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

AsiaInfo-Linkage, Inc. (China)              3.5%
------------------------------------------------
Nestle SA (Switzerland)                     2.9%
------------------------------------------------
The Coca-Cola Co. (United States)           2.9%
------------------------------------------------
McDonald's Corp. (United States)            2.9%
------------------------------------------------
Banco Santander Brasil SA, ADR (Brazil)     2.8%
------------------------------------------------
NHN Corp. (South Korea)                     2.6%
------------------------------------------------
Thermo Fisher Scientific, Inc. (United
  States)                                   2.6%
------------------------------------------------
Linde AG (Germany)                          2.5%
------------------------------------------------
Tyco Electronics Ltd. (Switzerland)         2.5%
------------------------------------------------
MTU Aero Engines Holding AG (Germany)       2.3%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


companies APPLE and ORACLE CORP., U.S. dental equipment company SIRONA DENTAL, U.S. cell phone tower operator AMERICAN TOWER and LINDE, a German industrial gases company.

The Fund benefited from short positions in a Swiss dental implants company, a Spanish industrial company and a Japanese investment bank.

Individual detractors included HEWLETT-PACKARD, which had a management change over the period, WALGREENS, a drug store chain that reported disappointing earnings results, and COLGATE-PALMOLIVE, which suffered from an increasingly competitive environment and commodity price pressures. We believe Hewlett-Packard still has appreciation potential given its broad exposure to a recovery in technology spending and we think the pressures affecting Colgate-Palmolive will diminish over the next several years. We believe Colgate-Palmolive has good prospects due to its strong brands and entrenched presence in the emerging markets. Walgreens, on the other hand, was a turnaround story that didn't evolve as well as we had expected. We sold the stock during the fiscal year. The consumer discretionary sector was the only sector that detracted for the year, mainly due to holdings of Colgate-Palmolive and Walgreens.

CHANGES TO THE FUND'S PORTFOLIO
We have begun to find attractive opportunities in sustainable growth businesses we believe are trading at reasonable valuations, so we have added to select blue chip companies including COCA COLA and MCDONALDS. We also added to the Fund's emerging markets position, but were careful to focus on what we view as attractively


  Overall, we currently remain positive about global economic growth and we see good opportunities for profit growth across a number of different companies.






--------------------------------------------------------------------------------
                    COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

valued stocks such as BANCO SANTANDER BRASIL, ASIAINFO-LINKAGE, which is a China-domiciled telecommunications software company, and HYUNDAI HOME SHOPPING, a Korean television home shopping company trading at a very attractive valuation.

Within the Fund's cyclical exposure we have been emphasizing quality and looking for cyclical companies with definitive performance drivers, such as continued cost cutting or restructuring that can boost profit growth. Examples include U.S. industrial conglomerate ROPER INDUSTRIES, U.S. aviation fuel service company WORLD FUEL SERVICES, U.S. based TYCO ELECTRONICS and MAKITA CORP. a Japanese tools company.

In terms of overall sector allocations, we added to the industrials position where we find good high quality, cyclical growth companies, and also increased exposure to energy, which looks attractive to us because energy prices have lagged other commodities. We reduced the Fund's weightings in the health care and financials sectors, two areas where we think companies have less pricing power.

Regionally, we increased the emerging market exposure and reduced the U.S. weighting. During the period, we increased the portfolio's gross equity exposure by adding new short positions and also taking a short position in an index ETF. We then reinvested the proceeds into the long positions. In our view, the Fund's long positions, in general, fit under the banner of good companies selling at fair prices or fair companies at low prices. Conversely, we have taken short positions in what we believe are weak companies selling at fair prices or fair companies selling at high prices. Short positions established during the period include a U.S. trucking company that is selling at a high price and losing market share, an expensive Canadian information technology company with a poor history of capital allocation, and an expensive Japanese utility that is experiencing pressure on returns and also not allocating capital effectively.

OUR FUTURE STRATEGY
In general, we anticipate positive global economic growth. However, we still expect a prolonged low growth trend in developed countries, which are weighed down by both government and private debt. Despite loose fiscal and monetary policy, we do not think developed countries will be

--------------------------------------------------------------------------------
10  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

able to deliver strong sustainable economic growth as they come to grips with imbalances in their economies. We are mindful of potential missteps in monetary and fiscal policy as developed countries, particularly the U.S. and parts of Western Europe, address their deficits.

Amid continued rapid growth in emerging markets, we are now starting to see inflationary pressures in select countries, which may lead to tighter monetary policies. However, we believe these inflationary concerns are cyclical rather than secular.

Overall, we currently remain positive about global economic growth and we see good opportunities for profit growth across a number of different companies. We will continue to seek to identify a host of well-managed companies with growth businesses, good balance sheets and very attractive valuations. Also, we believe that in a world where inflation risks seem to be rising, equities, as an asset class, appear increasingly attractive.


Andrew Holliman, CFA(R)                Jeremy Podger
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Global Extended Alpha Fund Class A shares (from 8/1/08 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     8/1/08
COLUMBIA GLOBAL EXTENDED ALPHA FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,424    $10,082
-----------------------------------------------------------------------
        Average annual total return                 +14.24%     +0.36%
-----------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
        Cumulative value of $10,000                 $11,465     $9,833
-----------------------------------------------------------------------
        Average annual total return                 +14.65%     -0.75%
-----------------------------------------------------------------------



Results for other share classes can be found on page 4.




--------------------------------------------------------------------------------
12  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA GLOBAL EXTENDED ALPHA FUND LINE GRAPH)

                          COLUMBIA GLOBAL
                           EXTENDED ALPHA
                             FUND CLASS         MSCI ALL
                            A (INCLUDES      COUNTRY WORLD
                           SALES CHARGE)        INDEX(1)
                          ---------------    -------------
8/1/08                        $ 9,425           $10,000
10/08                           6,583             6,949
1/09                            6,070             6,162
4/09                            6,508             6,740
7/09                            7,724             8,034
10/09                           8,318             8,576
1/10                            8,574             8,728
4/10                            9,478             9,437
7/10                            8,936             8,967
10/10                          10,082             9,833




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,063.70        $ 8.64(d)     1.68%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.55        $ 8.45(d)     1.68%(d)
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,059.60        $12.38(d)     2.41%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.91        $12.09(d)     2.41%(d)
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,059.60        $12.53(d)     2.44%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.76        $12.24(d)     2.44%(d)
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,065.60        $ 6.90(d)     1.34%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.25        $ 6.74(d)     1.34%(d)
-------------------------------------------------------------------------------------------

Class R
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,061.40        $10.74(d)     2.09%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.51        $10.50(d)     2.09%(d)
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,063.70        $ 8.44(d)     1.64%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.75        $ 8.25(d)     1.64%(d)

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class Z
-------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,051.20        $ 1.37(d)     1.52%(d)
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.35        $ 7.64(d)     1.52%(d)
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: +6.37% for Class A, +5.96% for Class B, +5.96% for Class C, +6.56% for Class I, +6.14% for Class R and +6.37% for Class R4.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.18% for Class I, 1.80% for Class R, 1.48% for Class R4 and 1.30% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $6.75 for Class I, $9.92 for Class R and $8.28 for Class R4; the hypothetical expenses paid would have been $6.59 for Class I, $9.70 for Class R and $8.10 for Class R4. The actual and hypothetical expenses paid for Class A, Class B, Class C and Class Z would have been the same as those expenses presented in the table above.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010 of +5.12% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (0.9%)
InterOil Corp.                                          1,320(b)              $93,959
-------------------------------------------------------------------------------------

BRAZIL (3.6%)
Banco Santander Brasil SA, ADR                         18,700                 269,280
MRV Engenharia e Participacoes SA                      10,000                  97,422
                                                                      ---------------
Total                                                                         366,702
-------------------------------------------------------------------------------------

CANADA (6.4%)
Barrick Gold Corp.                                      1,800                  86,691
CGI Group, Inc., Class A                                6,000(b)               92,303
Fairfax Financial Holdings Ltd.                           400                 163,621
IESI-BFC Ltd.                                           6,500                 151,970
MacDonald, Dettwiler & Associates Ltd.                  3,100(b)              154,438
                                                                      ---------------
Total                                                                         649,023
-------------------------------------------------------------------------------------

CHINA (3.3%)
AsiaInfo-Linkage, Inc.                                 15,095(b)              335,410
-------------------------------------------------------------------------------------

DENMARK (1.0%)
FLSmidth & Co. A/S                                      1,350(d)               99,754
-------------------------------------------------------------------------------------

FRANCE (2.3%)
Euler Hermes SA                                         1,000(b)               94,121
Renault SA                                              2,550(b)              141,647
                                                                      ---------------
Total                                                                         235,768
-------------------------------------------------------------------------------------

GERMANY (4.6%)
Linde AG                                                1,690                 243,242
MTU Aero Engines Holding AG                             3,699                 223,355
                                                                      ---------------
Total                                                                         466,597
-------------------------------------------------------------------------------------

HONG KONG (2.6%)
361 Degrees International Ltd.                        100,000(d)               96,891
Great Eagle Holdings Ltd.                              54,359                 162,705
                                                                      ---------------
Total                                                                         259,596
-------------------------------------------------------------------------------------

INDIA (2.9%)
State Bank of India, GDR                                1,010                 139,380
Union Bank of India                                    18,085                 153,860
                                                                      ---------------
Total                                                                         293,240
-------------------------------------------------------------------------------------

INDONESIA (2.9%)
Bank Rakyat Indonesia Persero Tbk PT                  123,000                 156,933
PT Perusahaan Gas Negara Tbk                          309,000                 140,062
                                                                      ---------------
Total                                                                         296,995
-------------------------------------------------------------------------------------

IRELAND (1.6%)
Accenture PLC, Class A                                  3,596                 160,777
-------------------------------------------------------------------------------------

ITALY (1.7%)
Prysmian SpA                                            9,000                 174,427
-------------------------------------------------------------------------------------

JAPAN (4.5%)
Asahi Breweries Ltd.                                    9,800                 197,900
Makita Corp.                                            4,500                 158,258
Ushio, Inc.                                             5,800                  96,655
                                                                      ---------------
Total                                                                         452,813
-------------------------------------------------------------------------------------

MEXICO (1.4%)
America Movil SAB de CV, Series L, ADR                  2,500                 143,149
-------------------------------------------------------------------------------------

NETHERLANDS (2.0%)
Fugro NV-CVA                                            2,890                 204,380
-------------------------------------------------------------------------------------

PANAMA (1.7%)
Copa Holdings SA, Class A                               3,350                 169,946
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.9%)
MTN Group Ltd.                                         10,750                 193,563
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)
NHN Corp.                                               1,400(b)              248,249
-------------------------------------------------------------------------------------

SWITZERLAND (5.1%)
Nestle SA                                               5,150                 282,041
Tyco Electronics Ltd.                                   7,500                 237,600
                                                                      ---------------
Total                                                                         519,641
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TURKEY (2.0%)
Turkiye Garanti Bankasi AS                             34,000                $205,419
-------------------------------------------------------------------------------------

UNITED KINGDOM (7.7%)
Aggreko PLC                                             2,800                  70,657
BG Group PLC                                            9,900                 192,800
Ensco PLC, ADR                                          2,000                  92,680
Tesco PLC                                              22,000                 150,458
The Weir Group PLC                                      5,500                 137,292
Tullow Oil PLC                                          6,800                 129,105
                                                                      ---------------
Total                                                                         772,992
-------------------------------------------------------------------------------------

UNITED STATES (32.1%)
Advance Auto Parts, Inc.                                3,200                 207,936
Air Products & Chemicals, Inc.                          1,200                 101,964
American Tower Corp., Class A                           1,991(b)              102,756
Blackstone Group LP                                    12,000                 161,760
Cloud Peak Energy, Inc.                                 6,275(b)              108,997
Colgate-Palmolive Co.                                   1,446                 111,516
Flowserve Corp.                                         1,350                 135,000
Hartford Financial Services Group, Inc.                 5,045                 120,979
Hewlett-Packard Co.                                     3,500                 147,210
Laboratory Corp. of America Holdings                    2,499(b)              203,219
McDonald's Corp.                                        3,517                 273,517
Micron Technology, Inc.                                12,579(b)              104,028
Oasis Petroleum, Inc.                                   2,600(b)               55,302
Roper Industries, Inc.                                  2,300                 159,689
The Coca-Cola Co.                                       4,485                 275,019
Thermo Fisher Scientific, Inc.                          4,790(b)              246,302
Union Pacific Corp.                                     2,100                 184,128
Waste Connections, Inc.                                 3,800                 154,812
WESCO International, Inc.                               5,200(b)              222,664
World Fuel Services Corp.                               5,696                 160,797
                                                                      ---------------
Total                                                                       3,237,595
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $8,330,724)                                                         $9,579,995
-------------------------------------------------------------------------------------




MONEY MARKET FUND (5.1%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                 515,048(f)             $515,048
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $515,048)                                                             $515,048
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (1.4%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(e)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $146,094                            0.230%           $146,092               $146,092
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $146,092)                                                             $146,092
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $8,991,864)(g)                                                     $10,241,135
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                             2.2%           $223,355
Airlines                                        1.7             169,946
Automobiles                                     1.4             141,647


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES
BY INDUSTRY (CONTINUED)


                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Beverages                                       4.7%           $472,919
Capital Markets                                 1.6             161,760
Chemicals                                       3.4             345,206
Commercial Banks                                9.2             924,872
Commercial Services & Supplies                  3.7             377,439
Computers & Peripherals                         1.5             147,210
Construction & Engineering                      1.0              99,754
Electrical Equipment                            4.3             430,771
Electronic Equipment, Instruments &
  Components                                    2.4             237,600
Energy Equipment & Services                     2.9             297,060
Food & Staples Retailing                        1.5             150,458
Food Products                                   2.8             282,041
Gas Utilities                                   1.4             140,062
Health Care Providers & Services                2.0             203,219
Hotels, Restaurants & Leisure                   2.7             273,517
Household Durables                              1.0              97,422
Household Products                              1.1             111,516
Insurance                                       3.7             378,721
Internet Software & Services                    2.5             248,249
IT Services                                     2.5             253,080
Life Sciences Tools & Services                  2.4             246,302
Machinery                                       4.3             430,550
Metals & Mining                                 0.9              86,691
Oil, Gas & Consumable Fuels                     7.3             740,960
Real Estate Management & Development            1.6             162,705
Road & Rail                                     1.8             184,128
Semiconductors & Semiconductor Equipment        1.0             104,028
Software                                        4.8             489,848
Specialty Retail                                2.1             207,936
Textiles, Apparel & Luxury Goods                1.0              96,891
Trading Companies & Distributors                2.2             222,664
Wireless Telecommunication Services             4.3             439,468
Other(1)                                        6.5             661,140
-----------------------------------------------------------------------
Total                                                       $10,241,135
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


INVESTMENTS IN DERIVATIVES
PORTFOLIO SWAP(1) OUTSTANDING AT OCT. 31, 2010



                                                       NEXT      NET UNREALIZED
COUNTERPARTY              DESCRIPTION               RESET DATE    APPRECIATION
-------------------------------------------------------------------------------
UBS           The Fund receives (pays) the total   Nov. 8, 2010         $80,931
              return on a custom basket of long
              (short) equity positions and pays
              (receives) a floating rate based on
              the 1-day LIBOR which is
              denominated in various foreign
              currencies based on the local
              currencies of the securities
              underlying the custom basket.
-------------------------------------------------------------------------------
Total                                                                   $80,931
-------------------------------------------------------------------------------




SUMMARY OF PORTFOLIO SWAP EXPOSURE BY INDUSTRY

The following table represents the exposure of the custom basket of equity securities underlying the portfolio swap by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                                                VALUE
                                 PERCENTAGE OF  -----------------------------------
                                   NET ASSETS       LONG       SHORT         NET
-----------------------------------------------------------------------------------
Capital Markets                       (1.3)%          $--    $(133,187)   $(133,187)
Commercial Banks                       2.0        197,869           --      197,869
Communications Equipment               2.3        228,300           --      228,300
Computers & Peripherals                3.0        300,870           --      300,870
Construction & Engineering            (1.0)            --      (98,300)     (98,300)
Construction Materials                (1.5)            --     (155,552)    (155,552)
Diversified Financial
  Services                             3.0        305,534           --      305,534
Electric Utilities                    (2.4)            --     (242,789)    (242,789)
Health Care Equipment &
  Supplies                            (0.6)       190,132     (246,808)     (56,676)
Health Care Providers &
  Services                             1.6        157,220           --      157,220
Hotels, Restaurants, &
  Leisure                             (1.9)            --     (188,139)    (188,139)
IT Services                            5.1        516,960           --      516,960
Machinery                              0.8        164,768      (83,269)      81,499
Media                                 (0.9)            --      (95,625)     (95,625)
Oil, Gas & Consumable Fuels            0.7        185,913     (116,727)      69,186
Real Estate Investment Trusts
  (REITs)                             (2.1)            --     (214,160)    (214,160)
Road & Rail                           (1.7)            --     (168,829)    (168,829)
Software                               3.5        352,800           --      352,800
Specialty Retail                       2.0        201,400           --      201,400
Textiles, Apparel & Luxury
  Goods                                0.9        191,069     (101,810)      89,259
U.S. Large Cap                        (8.2)            --     (829,710)    (829,710)
Water Utilities                       (0.9)                    (86,120)     (86,120)




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(1) The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

    The notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses).

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     GDR  -- Global Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     -----------------------------------------------------------
     Fannie Mae Pool                                    $149,013
     -----------------------------------------------------------
     Total market value of collateral securities        $149,013
     -----------------------------------------------------------


(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $9,037,898 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $1,268,356
     Unrealized depreciation                             (65,119)
     -----------------------------------------------------------
     Net unrealized appreciation                      $1,203,237
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
22  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                FAIR VALUE AT OCT. 31, 2010
                             -----------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                   $9,579,995               $--          $--         $9,579,995
----------------------------------------------------------------------------------------------
Total Equity Securities            9,579,995                --           --          9,579,995
----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          515,048                --           --            515,048
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --           146,092           --            146,092
----------------------------------------------------------------------------------------------
Total Other                          515,048           146,092           --            661,140
----------------------------------------------------------------------------------------------
Investments in Securities         10,095,043           146,092           --         10,241,135
Derivatives(d)
  Assets
    Swap Contracts                        --            80,931           --             80,931
----------------------------------------------------------------------------------------------
Total                            $10,095,043          $227,023          $--        $10,322,066
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $1,356,738. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  23

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
24  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $8,330,724)               $ 9,579,995
  Affiliated money market fund (identified cost $515,048)              515,048
  Investments of cash collateral received for securities on loan
    (identified cost $146,092)                                         146,092
------------------------------------------------------------------------------
Total investments in securities (identified cost $8,991,864)        10,241,135
Cash                                                                         2
Foreign currency holdings (identified cost $27,440)                     28,350
Receivable from Investment Manager                                         353
Capital shares receivable                                               21,778
Dividends and accrued interest receivable                                7,421
Receivable for investment securities sold                               89,848
Reclaims receivable                                                      5,448
Unrealized appreciation on swap contracts                               80,931
------------------------------------------------------------------------------
Total assets                                                        10,475,266
------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                            159,684
Payable upon return of securities loaned                               146,092
Accrued investment management services fees                                289
Accrued distribution fees                                                   43
Accrued transfer agency fees                                                81
Accrued administrative services fees                                        22
Accrued plan administration services fees                                    1
Other accrued expenses                                                  70,574
------------------------------------------------------------------------------
Total liabilities                                                      376,786
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $10,098,480
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     4,834
Additional paid-in capital                                           9,102,052
Undistributed net investment income                                    122,554
Accumulated net realized gain (loss)                                  (461,496)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
    currencies                                                       1,330,536
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $10,098,480
------------------------------------------------------------------------------
*Value of securities on loan                                       $   136,296
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                 NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $4,320,527              207,166                      $20.86(1)
Class B          $  303,638               14,721                      $20.63
Class C          $  181,374                8,801                      $20.61
Class I          $5,163,998              246,500                      $20.95
Class R          $   10,370                  500                      $20.74
Class R4         $   90,339                4,331                      $20.86
Class Z          $   28,234                1,348                      $20.95
----------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $22.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $  133,224
Interest                                                              54
Income distributions from affiliated money market fund             1,032
Income from securities lending -- net                              1,055
Foreign taxes withheld                                            (7,699)
------------------------------------------------------------------------
Total income                                                     127,666
------------------------------------------------------------------------
Expenses:
Investment management services fees                               96,692
Distribution fees
  Class A                                                          8,488
  Class B                                                          3,593
  Class C                                                          1,535
  Class R                                                             47
  Class R3                                                            19
Transfer agency fees
  Class A                                                          4,310
  Class B                                                            476
  Class C                                                            198
  Class R                                                              6
  Class R3                                                             4
  Class R4                                                            53
  Class R5                                                             4
Administrative services fees                                       6,913
Plan administration services fees
  Class R                                                             19
  Class R3                                                            19
  Class R4                                                           220
Compensation of board members                                        251
Custodian fees                                                    13,745
Printing and postage                                              34,022
Registration fees                                                 88,049
Professional fees                                                 37,909
Other                                                              5,021
------------------------------------------------------------------------
Total expenses                                                   301,593
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                              (173,544)
------------------------------------------------------------------------
Total net expenses                                               128,049
------------------------------------------------------------------------
Investment income (loss) -- net                                     (383)
------------------------------------------------------------------------



--------------------------------------------------------------------------------
26  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $1,055,296
  Foreign currency transactions                                    6,340
  Swap transactions                                              121,378
------------------------------------------------------------------------
Net realized gain (loss) on investments                        1,183,014
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                   490,188
------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          1,673,202
------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $1,672,819
------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                  2010         2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      (383) $    46,023
Net realized gain (loss) on investments                         1,183,014     (839,697)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                    490,188    2,246,014
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    1,672,819    1,452,340
--------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (67,438)          --
    Class B                                                        (6,160)          --
    Class C                                                        (2,835)          --
    Class I                                                      (127,867)          --
    Class R                                                          (199)          --
    Class R3                                                         (218)          --
    Class R4                                                       (2,332)          --
    Class R5                                                         (256)          --
--------------------------------------------------------------------------------------
Total distributions                                              (207,305)          --
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                2,417,981    1,183,549
  Class B shares                                                  162,448      152,947
  Class C shares                                                   68,669       65,424
  Class R4 shares                                                  49,967       31,011
  Class Z shares                                                   28,110          N/A
Reinvestment of distributions at net asset value
  Class A shares                                                   64,358           --
  Class B shares                                                    5,630           --
  Class C shares                                                    1,903           --
  Class R4 shares                                                   2,083           --
Conversions from Class B to Class A
  Class A shares                                                   98,714       49,083
  Class B shares                                                  (98,714)     (49,083)
Payments for redemptions
  Class A shares                                               (1,497,316)  (1,216,964)
  Class B shares                                                  (65,530)    (155,807)
  Class C shares                                                  (38,722)     (56,896)
  Class R3 shares                                                  (9,480)          --
  Class R4 shares                                                 (31,125)      (1,985)
  Class R5 shares                                                  (9,480)          --
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  1,149,496        1,279
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         2,615,010    1,453,619
Net assets at beginning of year                                 7,483,470    6,029,851
--------------------------------------------------------------------------------------
Net assets at end of year                                     $10,098,480  $ 7,483,470
--------------------------------------------------------------------------------------
Undistributed net investment income                           $   122,554  $   202,524
--------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.65      $13.97       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)        .09          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.71        3.59        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.68        3.68        (6.03)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.47)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.86      $17.65       $13.97
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.21%      26.34%      (30.15%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.73%       3.78%        5.55%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.63%       1.55%        1.55%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.14%)       .59%        (.07%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4          $3           $2
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.47      $13.94       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)       (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         3.66        3.54        (6.04)
----------------------------------------------------------------------------------
Total from investment operations                     3.50        3.53        (6.06)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.34)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.63      $17.47       $13.94
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.32%      25.32%      (30.30%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.15%       4.52%        6.33%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.36%       2.31%        2.31%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.84%)      (.05%)       (.55%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.48      $13.94       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.17)       (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         3.66        3.56        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.49        3.54        (6.06)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.61      $17.48       $13.94
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.27%      25.39%      (30.30%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.42%       4.58%        6.22%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.37%       2.30%        2.30%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.89%)      (.12%)       (.79%)(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------


See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.72      $13.98       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .14          .03
Net gains (losses) (both realized and
 unrealized)                                         3.71        3.60        (6.05)
----------------------------------------------------------------------------------
Total from investment operations                     3.75        3.74        (6.02)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.52)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.95      $17.72       $13.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.58%      26.75%      (30.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.23%       3.42%        4.94%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.28%       1.22%        1.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                         .19%        .94%         .63%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $3
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.56      $13.96       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.11)        .03          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.69        3.57        (6.04)
----------------------------------------------------------------------------------
Total from investment operations                     3.58        3.60        (6.04)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.74      $17.56       $13.96
----------------------------------------------------------------------------------
TOTAL RETURN                                       20.69%      25.79%      (30.20%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.99%       4.22%        5.74%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.04%       1.96%        1.81%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.58%)       .19%         .03%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period               $17.67      $13.98       $20.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .08          .01
Net gains (losses) (both realized and
 unrealized)                                         3.70        3.61        (6.03)
----------------------------------------------------------------------------------
Total from investment operations                     3.69        3.69        (6.02)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)         --           --
----------------------------------------------------------------------------------
Net asset value, end of period                     $20.86      $17.67       $13.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       21.26%      26.40%      (30.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.49%       3.92%        5.38%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.57%       1.47%        1.36%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.06%)       .52%         .30%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              128%        133%          36%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED
CLASS Z                                             OCT. 31,
PER SHARE DATA                                       2010(f)
Net asset value, beginning of period                 $19.93
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                           1.03
-------------------------------------------------------------
Total from investment operations                       1.02
-------------------------------------------------------------
Net asset value, end of period                       $20.95
-------------------------------------------------------------
TOTAL RETURN                                          5.12%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                55.17%(d)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                              1.52%(d)
-------------------------------------------------------------
Net investment income (loss)                          (.48%)(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                128%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(b) Rounds to less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Global Extended Alpha Fund (formerly known as Threadneedle Global Extended Alpha Fund) (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.


--------------------------------------------------------------------------------
36  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager owned 100% of Class I and Class R shares. At Oct. 31, 2010, the Investment Manager owned approximately 52% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's

--------------------------------------------------------------------------------
38  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

SECURITIES SOLD SHORT
The Fund may enter into short sales of securities that it concurrently holds or for which it holds no corresponding position. Short selling is the practice of selling securities which have been borrowed from a third party in anticipation of a decline in the market price of that security. Securities which have been sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The Fund is required to return securities borrowed for the short sale at the lender's demand. A realized gain, limited to the price at which the Fund sold the security short, or a realized loss, unlimited in size, will be recorded upon the termination of a short sale. Short sales are collateralized with segregated securities or cash held at the custodian as noted in the Portfolio of Investments, if any. The collateral required is determined daily based on the market value of the securities sold short. At Oct. 31, 2010, the Fund had no outstanding securities sold short.

The Fund is liable to pay the counterparty for any dividends accrued on a security it has borrowed and sold short and to pay interest for any net financing costs incurred during the time the short position is held by the Fund. Such dividends (recognized on ex-date) and interest are recorded as an expense and shown in the Statement of Operations. During the year ended Oct. 31, 2010, the Fund had no dividend or interest expense related to securities sold short in the Statement of Operations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
40  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

PORTFOLIO SWAPS
The Fund entered into a portfolio swap transaction, which allowed the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.

The notional amounts of the swap transactions are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Portfolio swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short portfolio swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long portfolio swap transactions is limited to the current notional amount of the portfolio swap.

Portfolio swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into portfolio swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
42  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized
                     appreciation on
                     swap
Equity contracts     transactions           $80,931   N/A                      N/A
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                   FORWARD FOREIGN
                                  CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                CONTRACTS        SWAPS     TOTAL
-----------------------------------------------------------------------------
Equity contracts                        $   --       $121,378  $121,378
-----------------------------------------------------------------------------
Foreign exchange contracts               1,406             --     1,406
-----------------------------------------------------------------------------
Total                                   $1,406       $121,378  $122,784
-----------------------------------------------------------------------------




    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                          RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                     FORWARD FOREIGN
                                    CURRENCY EXCHANGE
RISK EXPOSURE CATEGORY                  CONTRACTS       SWAPS    TOTAL
-----------------------------------------------------------------------------
Equity contracts                           $--         $76,959  $76,959
-----------------------------------------------------------------------------
Foreign exchange contracts                  --              --       --
-----------------------------------------------------------------------------
Total                                      $--         $76,959  $76,959
-----------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $20,000 for the year ended Oct. 31, 2010.

PORTFOLIO SWAP CONTRACT
At Oct. 31, 2010, the value of long and short securities underlying the portfolio swap contract were $2,847,767 and $2,766,836 respectively. The monthly average value of long and short securities underlying the portfolio swap contract were $1,921,828 and $1,921,282, respectively for the year ended Oct. 31, 2010.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement (IMSA), the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.05% to 0.99% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.50% per year. If the performance difference is less than 1.00%, the adjustment will be zero. The first adjustment was made on Aug. 1, 2010 and covered the 24-month period beginning Aug. 1, 2008. The adjustment increased the management fee by $5,960 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 1.12% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

In September 2010, the Board approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund's PIA. If approved by Fund shareholders, the IMSA proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.


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44  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $11.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.13%
Class B..............................................  0.13
Class C..............................................  0.13
Class R..............................................  0.06
Class R4.............................................  0.06
Class Z..............................................  0.10*


*   Annualized.

Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $37,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from

--------------------------------------------------------------------------------
46  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $8,844 for Class A and $35 for Class B for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.63%
Class B..............................................  2.36
Class C..............................................  2.37
Class I..............................................  1.28
Class R..............................................  2.04
Class R4.............................................  1.57
Class Z..............................................  1.52


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.............................................  $1,255
Class B.............................................     133
Class C.............................................      60
Class R4............................................       9


The management fees and other Fund level expenses waived/reimbursed were $172,087.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.55%
Class B..............................................  2.31
Class C..............................................  2.30
Class I..............................................  1.21
Class R..............................................  2.01
Class R4.............................................  1.51
Class Z..............................................  1.30


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.55%
Class B..............................................  2.30
Class C..............................................  2.30
Class I..............................................  1.18
Class R..............................................  1.80
Class R4.............................................  1.48
Class Z..............................................  1.30


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $11,315,596 and $10,382,612, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
48  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                              2010     2009
---------------------------------------------------------------
CLASS A
Sold                                           128,007   77,358
Converted from Class B*                          5,339    2,995
Reinvested distributions                         3,522       --
Redeemed                                       (79,720) (88,344)
---------------------------------------------------------------
Net increase (decrease)                         57,148   (7,991)
---------------------------------------------------------------

CLASS B
Sold                                             8,750   10,919
Reinvested distributions                           309       --
Converted to Class A*                           (5,385)  (3,019)
Redeemed                                        (3,741) (10,228)
---------------------------------------------------------------
Net increase (decrease)                            (67)  (2,328)
---------------------------------------------------------------

CLASS C
Sold                                             3,707    4,412
Reinvested distributions                           105       --
Redeemed                                        (2,165)  (3,982)
---------------------------------------------------------------
Net increase (decrease)                          1,647      430
---------------------------------------------------------------

CLASS R3
Redeemed                                          (500)      --
---------------------------------------------------------------
Net increase (decrease)                           (500)      --
---------------------------------------------------------------

CLASS R4
Sold                                             2,622    1,836
Reinvested distributions                           114       --
Redeemed                                        (1,750)    (154)
---------------------------------------------------------------
Net increase (decrease)                            986    1,682
---------------------------------------------------------------

CLASS R5
Redeemed                                          (500)      --
---------------------------------------------------------------
Net increase (decrease)                           (500)      --
---------------------------------------------------------------

CLASS Z**
Sold                                             1,348      N/A
---------------------------------------------------------------
Net increase (decrease)                          1,348      N/A
---------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
** For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $136,296 were on loan, secured by cash collateral of $146,092 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,055 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $6,698,379 and $6,474,641, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
50  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of real estate investment trust distributions, investments in partnerships, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $127,718 and accumulated net realized loss has been increased by $127,718.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                               2010    2009
--------------------------------------------------------------
Ordinary income...............................  $207,305   $--
Long-term capital gain........................        --    --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $  203,698
Undistributed accumulated long-term gain.........  $       --
Accumulated realized loss........................  $ (415,463)
Unrealized appreciation (depreciation)...........  $1,203,359


For federal income tax purposes, the Fund had a capital loss carry-over of $415,463 at Oct. 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended Oct. 31, 2010, $992,480 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

SHORT SELLING RISK
The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from the short sales to invest in additional long securities positions. Leveraging potentially exposes the Fund to greater risks due to

--------------------------------------------------------------------------------
52  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in

--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA GLOBAL EXTENDED ALPHA FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Extended Alpha Fund (formerly known as Threadneedle Global Extended Alpha Fund) (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Global Extended Alpha Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
56  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................     24.76%
    U.S. Government Obligations..................................      0.00%
    Foreign Taxes Paid...........................................     $5,923
    Foreign Source Income........................................    $44,791


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------
Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
58  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
60  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                   COLUMBIA GLOBAL EXTENDED ALPHA FUND -- 2010 ANNUAL REPORT  63

COLUMBIA GLOBAL EXTENDED ALPHA FUND
(formerly known as Threadneedle Global Extended Alpha Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6527 AJ (12/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

THREADNEEDLE
GLOBAL EQUITY INCOME FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EQUITY INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND SECONDARILY, GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   24

Statement of Operations............   25

Statements of Changes in Net
  Assets...........................   27

Financial Highlights...............   28

Notes to Financial Statements......   34

Report of Independent Registered
  Public Accounting Firm...........   51

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Proxy Voting.......................   59



 In August 2010, the Board of Directors of Threadneedle Global Equity Income Fund (the "Fund") approved a proposal to merge the Fund with and into Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Global Equity Fund and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and that a meeting of shareholders to consider the merger will be held in the first half of 2011.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle Global Equity Income Fund (the Fund) Class A shares gained 23.01%
  (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) All Country World Index, which advanced 14.65% for the 12-month period.


ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR    8/1/08
----------------------------------------------------------------
Threadneedle Global Equity Income Fund Class
  A (excluding sales charge)                  +23.01%    +3.46%
----------------------------------------------------------------
MSCI All Country World Index (unmanaged)      +14.65%    -0.75%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 8/1/08)                    +23.01%    +3.46%
----------------------------------------------------------------
Class B (inception 8/1/08)                    +22.10%    +2.66%
----------------------------------------------------------------
Class C (inception 8/1/08)                    +22.10%    +2.71%
----------------------------------------------------------------
Class I (inception 8/1/08)                    +23.56%    +3.84%
----------------------------------------------------------------
Class R* (inception 8/1/08)                   +22.65%    +3.08%
----------------------------------------------------------------
Class R4 (inception 8/1/08)                   +23.09%    +3.54%
----------------------------------------------------------------

With sales charge
Class A (inception 8/1/08)                    +15.93%    +0.77%
----------------------------------------------------------------
Class B (inception 8/1/08)                    +17.10%    +1.36%
----------------------------------------------------------------
Class C (inception 8/1/08)                    +21.10%    +2.71%
----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R and Class R4 shares. Class I, Class R and Class R4 are available to qualifying institutional investors only.

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
   X                      Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------


Threadneedle Global Equity Income Fund portfolio managers Stephen Thornber and Jeremy Podger of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the 12 months ended Oct. 31, 2010. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial Inc. is the subadviser to the Fund.

Dear Shareholders,

Threadneedle Global Equity Income Fund (the Fund) Class A shares gained 23.01% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 14.65% for the 12-month period.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Australia                                   5.0%
------------------------------------------------
Brazil                                      2.8%
------------------------------------------------
Canada                                      4.0%
------------------------------------------------
Finland                                     4.3%
------------------------------------------------
France                                      4.8%
------------------------------------------------
Germany                                     3.1%
------------------------------------------------
Greece                                      0.5%
------------------------------------------------
Hong Kong                                   2.7%
------------------------------------------------
Indonesia                                   0.9%
------------------------------------------------
Italy                                       3.0%
------------------------------------------------
Malaysia                                    0.3%
------------------------------------------------
Mexico                                      1.0%
------------------------------------------------
Poland                                      0.8%
------------------------------------------------
Singapore                                   4.1%
------------------------------------------------
South Africa                                2.0%
------------------------------------------------
South Korea                                 3.1%
------------------------------------------------
Spain                                       1.1%
------------------------------------------------
Sweden                                      1.1%
------------------------------------------------
Taiwan                                      6.7%
------------------------------------------------
United Kingdom                             18.4%
------------------------------------------------
United States                              28.4%
------------------------------------------------
Other(2)                                    1.9%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The past fiscal year played out much as we expected it to. The global economy exhibited two speeds. Growth in developed countries was subdued and fragile, with investors shifting between optimism and pessimism and rotating among industry sectors. On the other hand, emerging markets showed strong consumer spending and economic growth, which drove those stock markets, as well as companies in developed markets that do business in emerging regions.

Though economic data in developed markets have been broadly favorable, results have been variable, with both positive and negative reports causing volatility in equity markets.

The Fund significantly outperformed the MSCI Index, primarily due to effective stock selection.

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

BP Prudhoe Bay Royalty Trust (United
  States)                              2.2%
-------------------------------------------
Vodafone Group PLC (United Kingdom)    2.1%
-------------------------------------------
Talvivaara Mining Co. PLC 2013 5.250%
  (Finland)                            2.1%
-------------------------------------------
HTC Corp. (Taiwan)                     2.0%
-------------------------------------------
Pearson PLC (United Kingdom)           1.9%
-------------------------------------------
Chunghwa Telecom Co., Ltd., ADR
  (Taiwan)                             1.9%
-------------------------------------------
Admiral Group PLC (United Kingdom)     1.8%
-------------------------------------------
Baytex Energy Trust Unit (Canada)      1.8%
-------------------------------------------
Linn Energy LLC Unit (United States)   1.8%
-------------------------------------------
France Telecom SA (France)             1.7%
-------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.



  The Fund significantly outperformed the MSCI Index, primarily due to effective stock selection.






--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Exposure to Latin America and Asia also had a positive effect on relative performance. Furthermore, the Fund had a smaller allocation to Japan than the MSCI Index. This was advantageous as Japanese equities continued to perform poorly, reflecting the fact that investors looking for growth and confidence are not finding either in Japan.

Positioning in the financials sector had the largest positive effect on results relative to the MSCI Index. The Fund's allocation to financials, particularly banks, was smaller than the MSCI Index. Many banks are focused on improving their balance sheets and have cut or eliminated dividends. That leaves few banks that meet the Fund's demand for income. The underweight in banks was a notable advantage for the fiscal year.

Within the financials sector, individual contributors included ADMIRAL GROUP and BLUEBAY ASSET MANAGEMENT. ADMIRAL GROUP, a U.K. online car insurance company, benefited from a more favorable pricing environment in the U.K. The company has been gaining market share from its competitors due to its superior online platform and has expanded into other European markets, as well as Virginia in the U.S. The company's share price benefited from its stronger profits. BlueBay Asset Management is a U.K. fixed income investment company that pays out most of its earnings in dividends. We bought the company for its high dividend income and because it was rapidly growing its assets under management. Toward the end of the year, the company received a takeover offer that drove the stock price higher.

The materials and energy sectors were also areas of strength for the Fund. Within materials, the Fund benefited from its commodity exposure, particularly mining. Emerging markets continue to exhibit voracious demand for commodities across the spectrum. Stock selection was largely responsible for the positive contribution from materials, though a small overweight was also advantageous. Individual contributors in the materials sector included SOUTHERN COPPER, a U.S. company that mines in Mexico and benefited from rising commodity prices, and COAL AND ALLIED INDUSTRIES, an Australian coal company. Another contributor, MASABI TRUST, controls the rights to an iron ore mine. This year iron prices moved to a quarterly price valuation, so prices changed more frequently

--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


and, during this time, the price trend was upward, adding to iron companies' revenue.

Positioning in the information technology also had a positive effect. Information technology is typically not an income producing industry so the Fund tends to have less exposure than the MSCI Index. This underweight was an advantage and stock selection within the sector was also especially strong. HTC, a Taiwanese cell phone handset manufacturer, benefited from the successful introduction of a new cell phone series using Google's Android platform. HTC's profits have come through strongly and its share price rose in response. DELTA ELECTRONICS, a Korean technology company, was another contributor.

Stock selection in consumer staples added to relative return and within the consumer discretionary segment, NATURA COSMETICOS, a Brazilian cosmetics company, was an individual contributor. The company benefited from economic growth in Brazil and stronger demand for its products. Profits beat expectations, leading the shares to perform well.

In all regions except the U.K., the Fund's results surpassed those of the MSCI Index; the Fund's return in the U.K. was flat relative to the benchmark.

The consumer discretionary sector was an area of weakness for the Fund. The sector does not offer much in the way of income, so the Fund's weighting is typically smaller than that of the MSCI Index. This was a disadvantage given the sector's strong performance during the fiscal year. Individual detractors from relative return included BP and DIAMOND OFFSHORE, two energy companies that suffered in the wake of the oil spill in the Gulf of Mexico. Once BP cut its dividend, we sold the Fund's holdings because we invest for income rather than capital appreciation.

CHANGES TO THE FUND'S PORTFOLIO
Our strategy for managing the Fund changed little over the period. The Fund's positioning remains broadly defensive. However, as we saw evidence of economic recovery and strength in emerging regions, we added to the Fund's holdings in the emerging markets, in Asia and in the mining sector. The Fund entered its fiscal year with an underweight in mining and by year end, had moved to an overweight. This resulted partly

--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

from the industry's strong performance and partly from our deliberate additions to the sector.

We also added to the Fund's holdings in North America, while reducing exposure in the U.K. and Europe.

In addition to mining, we increased the Fund's exposure to utilities. We reduced the technology and health care weightings, all the result of individual stock selection rather than betting for or against specific sectors. We also increased exposure to financials, which had initially been a significant underweight and by year end was about the same weight as the MSCI Index. We still have a strong bias toward insurance and real estate stocks, with a significant underweight in banks.

OUR FUTURE STRATEGY
The Fund's weightings in Europe and Asia are larger than those of the MSCI Index. In both regions, we are focusing on high quality companies that offer income generation and growth potential. Particularly in Asia (other than Japan) we anticipate superior economic growth. The Fund has smaller weightings in Japan and North America, partly because companies in those areas pay lower dividends.

The portfolio's weightings in telecommunications, consumer staples and utilities are larger than the respective sectors in the MSCI Index. We are seeing strong balance sheets, stable earnings, and attractive valuations in those areas. As noted above, we moved the Fund to an overweight in mining to capitalize on rising commodity prices and we believe there is still room for prices to go higher.

Also, as noted above, the Fund remains underweight in the banks and we see no reason to change that strategy at this time. Though we are always on the lookout for good opportunities in the information technology sector, the Fund remains underweight there due to the sector's emphasis on growth over dividend payments.

Our current outlook for the developed economies is cautious; we are not expecting much in the way of economic growth due to the hangover from the financial crisis. Thus, we anticipate a continuation of this past year, with a two-tiered global economy. We see developed markets staying on the recovery track, but still potentially fragile. Governments face a

--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


tightrope walk as they balance support for economic growth with the pressure of rising budget deficits. We are still confident that emerging markets, including China, India and Brazil, can deliver substantial growth, so they remain attractive areas for investment.

Corporate profits have recovered strongly, mainly due to aggressive cost cutting and effective inventory management. Unfortunately, we are not yet seeing end demand increase and we wonder how much profits can increase without strong end demand. Though there are reasons to be concerned about equity markets, we think those concerns are already reflected in stock prices. The reality is that emerging markets look attractive and their stocks prices reflect it just as developed markets face certain obstacles and their prices reflect that. In short, we are currently optimistic because equity valuations remain attractive to us.


Stephen Thornber                       Jeremy Podger
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Global Equity Income Fund Class A shares (from 8/1/08 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     8/1/08
THREADNEEDLE GLOBAL EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,593    $10,175
-----------------------------------------------------------------------
     Average annual total return                    +15.93%     +0.77%
-----------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
     Cumulative value of $10,000                    $11,465     $9,833
-----------------------------------------------------------------------
     Average annual total return                    +14.65%     -0.75%
-----------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE GLOBAL EQUITY INCOME FUND LINE GRAPH)

                          THREADNEEDLE GLOBAL
                             EQUITY INCOME
                               FUND CLASS           MSCI ALL
                              A (INCLUDES        COUNTRY WORLD
                             SALES CHARGE)          INDEX(1)
                          -------------------    -------------
8/1/08                          $ 9,425             $10,000
10/08                             6,878               6,949
1/09                              6,062               6,162
4/09                              6,430               6,740
7/09                              7,711               8,034
10/09                             8,256               8,576
1/10                              8,415               8,728
4/10                              8,892               9,437
7/10                              8,906               8,967
10/10                            10,175               9,833




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2010   OCT. 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,142.00        $ 7.48          1.40%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.95        $ 7.04          1.40%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,137.60        $11.40(c)       2.14%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.26        $10.75(c)       2.14%(c)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,138.60        $11.52(c)       2.16%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.16        $10.85(c)       2.16%(c)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,145.20        $ 5.40(c)       1.01%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.90        $ 5.09(c)       1.01%(c)
------------------------------------------------------------------------------------------

Class R
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,141.00        $ 9.39(c)       1.76%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.16        $ 8.85(c)       1.76%(c)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,142.40        $ 7.32(c)       1.37%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $ 6.89(c)       1.37%(c)
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2010: +14.20% for Class A, +13.76% for Class B, +13.86% for Class C, +14.52% for Class I, +14.10% for Class R and +14.24% for Class R4.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 2.20% for Class B, 2.20% for Class C, 1.03% for Class I, 1.70% for Class R and 1.33% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $11.30 for Class B, $11.46 for Class C, $5.24 for Class I, $8.81 for Class R and $7.16 for Class R4; the hypothetical expenses paid would have been $10.65 for Class B, $10.80 for Class C, $4.94 for Class I, $8.30 for Class R and $6.74 for Class R4. The actual and hypothetical expenses paid for Class A would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (5.0%)
Coal & Allied Industries Ltd.                            3,797(d)            $416,546
Coca-Cola Amatil Ltd.                                   33,700(d)             401,722
Foster's Group Ltd.                                     63,159                361,287
National Australia Bank Ltd.                            13,837                345,068
Telstra Corp., Ltd.                                    115,737                302,683
                                                                      ---------------
Total                                                                       1,827,306
-------------------------------------------------------------------------------------

BRAZIL (1.2%)
Multiplus SA                                            18,037                302,599
Redecard SA                                             11,500                148,861
                                                                      ---------------
Total                                                                         451,460
-------------------------------------------------------------------------------------

CANADA (4.0%)
AGF Management Ltd., Class B                            24,700                401,293
Baytex Energy Trust Unit                                17,357                648,458
Crescent Point Energy Corp.                             11,058(d)             438,026
                                                                      ---------------
Total                                                                       1,487,777
-------------------------------------------------------------------------------------

FINLAND (2.3%)
Fortum OYJ                                               9,826                278,477
Sampo OYJ, Series A                                     19,704                551,848
                                                                      ---------------
Total                                                                         830,325
-------------------------------------------------------------------------------------

FRANCE (4.8%)
France Telecom SA                                       26,425                634,750
Sanofi-Aventis SA                                        3,840                268,091
Total SA                                                 5,900                320,508
Vivendi SA                                              19,091                544,374
                                                                      ---------------
Total                                                                       1,767,723
-------------------------------------------------------------------------------------

GERMANY (3.2%)
Allianz SE                                               1,327                166,237
BASF SE                                                  7,810                568,077
Deutsche Telekom AG                                     13,917                201,566
E.ON AG                                                  7,177                224,671
                                                                      ---------------
Total                                                                       1,160,551
-------------------------------------------------------------------------------------

GREECE (0.5%)
OPAP SA                                                 10,223                192,725
-------------------------------------------------------------------------------------

HONG KONG (2.7%)
Champion REIT                                        1,143,000(d)             629,675
Hang Seng Bank Ltd.                                     24,300                355,518
                                                                      ---------------
Total                                                                         985,193
-------------------------------------------------------------------------------------

INDONESIA (0.9%)
Perusahaan Gas Negara Tbk                              722,500                327,490
-------------------------------------------------------------------------------------

ITALY (3.0%)
ENI SpA                                                 12,916                290,935
Snam Rete Gas SpA                                       62,397                337,920
Telecom Italia SpA                                     136,667                209,540
Tod's SpA                                                2,917(d)             282,750
                                                                      ---------------
Total                                                                       1,121,145
-------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Maxis Bhd                                               71,000                120,768
-------------------------------------------------------------------------------------

MEXICO (1.0%)
Grupo Continental SAB de CV                            124,300                350,345
-------------------------------------------------------------------------------------

POLAND (0.8%)
KGHM Polska Miedz SA                                     6,201                278,657
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SINGAPORE (4.1%)
Ascendas Real Estate Investment Trust                  203,000               $323,193
DBS Group Holdings Ltd.                                 55,500                596,220
Mapletree Industrial Trust                             431,000(b)             356,419
StarHub Ltd.                                           116,000                237,576
                                                                      ---------------
Total                                                                       1,513,408
-------------------------------------------------------------------------------------

SOUTH AFRICA (2.0%)
Kumba Iron Ore Ltd.                                      7,780                442,494
The Foschini Group Ltd.                                 24,077                292,562
                                                                      ---------------
Total                                                                         735,056
-------------------------------------------------------------------------------------

SOUTH KOREA (3.1%)
Kangwon Land, Inc.                                      21,440                504,043
KT Corp., ADR                                           13,454                278,363
KT&G Corp.                                               6,014                369,367
                                                                      ---------------
Total                                                                       1,151,773
-------------------------------------------------------------------------------------

SPAIN (1.1%)
Banco Santander SA                                      31,416                403,479
-------------------------------------------------------------------------------------

SWEDEN (1.1%)
Skanska AB, Series B                                    20,313                388,611
-------------------------------------------------------------------------------------

TAIWAN (6.8%)
Chunghwa Telecom Co., Ltd., ADR                         28,946                677,336
Delta Electronics, Inc.                                104,040                429,861
HTC Corp.                                               32,900                742,525
Hung Poo Real Estate Development Corp.                 227,000                337,716
Taiwan Semiconductor Manufacturing Co., Ltd.           144,000                295,365
                                                                      ---------------
Total                                                                       2,482,803
-------------------------------------------------------------------------------------

UNITED KINGDOM (18.4%)
Admiral Group PLC                                       25,892                676,191
AstraZeneca PLC                                          8,386                420,481
BAE Systems PLC                                         69,961                386,379
BlueBay Asset Management PLC                            50,470                395,016
British American Tobacco PLC                            12,648                482,298
Close Brothers Group PLC                                18,595                229,852
GlaxoSmithKline PLC                                     19,626                383,941
Man Group PLC                                          107,696                450,012
National Grid PLC                                       43,612                412,264
Pearson PLC                                             44,473                680,126

Royal Dutch Shell PLC, Series B                         15,057                482,125
RSA Insurance Group PLC                                153,231                321,614
United Utilities Group PLC                              28,475                278,754
Vodafone Group PLC                                     285,388                776,637
Wincanton PLC                                          106,124                404,676
                                                                      ---------------
Total                                                                       6,780,366
-------------------------------------------------------------------------------------

UNITED STATES (28.4%)
AllianceBernstein Holding LP                            12,957                316,151
Altria Group, Inc.                                      24,504                622,891
Annaly Capital Management, Inc.                         21,186                375,204
AT&T, Inc.                                              13,937                397,205
Blackstone Group LP                                     27,544                371,293
BP Prudhoe Bay Royalty Trust                             7,827                804,693
Bristol-Myers Squibb Co.                                22,069                593,656
CenturyLink, Inc.                                       12,462                515,678
Enterprise Products Partners LP                          8,408                360,283
Foot Locker, Inc.                                       18,306                291,615
Frontier Communications Corp.                           22,067                193,748
Kinder Morgan Energy Partners LP                         8,329                578,616
Linn Energy LLC Unit                                    18,478                646,360
Merck & Co., Inc.                                       16,381                594,302
Mesabi Trust                                            12,246                507,352
Penn Virginia Resource Partners LP                      14,768                397,998
Pfizer, Inc.                                            18,214                316,924
Philip Morris International, Inc.                        8,405                491,693
Plum Creek Timber Co., Inc.                              8,501                313,177
Qwest Communications International, Inc.                48,681                321,295


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
Reynolds American, Inc.                                  6,741               $437,491
Southern Co.                                            10,182                385,592
Southern Copper Corp.                                    9,587                410,323
Verizon Communications, Inc.                             6,475                210,243
                                                                      ---------------
Total                                                                      10,453,783
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $27,607,518)                                                       $34,810,744
-------------------------------------------------------------------------------------



PREFERRED STOCKS (1.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL
Cia de Bebidas das Americas                              4,123               $565,541
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $212,654)                                                             $565,541
-------------------------------------------------------------------------------------



RIGHTS (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
SPAIN
Banco Santander SA                                      31,416(b)              $5,201
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                    $5,201
-------------------------------------------------------------------------------------





BONDS (2.1%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FINLAND (2.1%)
Talvivaara Mining Co. PLC
 (EUR) Senior Unsecured Convertible
 05-20-13                            5.250%           $500,000               $768,694
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $362,934)                                                             $768,694
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.9%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                 694,979(f)             $694,979
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $694,979)                                                             $694,979
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.3%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(E)
Deutsche Bank AG
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $1,229,232                          0.230%          $1,229,208            $1,229,208
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $1,229,208)                                                         $1,229,208
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $30,107,293)(g)                                                    $38,074,367
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2010:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(a)
-----------------------------------------------------------------------
Aerospace & Defense                              1.1%          $386,379
Air Freight & Logistics                          1.1            404,676
Beverages                                        3.0          1,113,354
Capital Markets                                  5.9          2,163,617
Chemicals                                        1.5            568,077
Commercial Banks                                 4.6          1,705,486
Commercial Services & Supplies                   0.8            302,599
Communications Equipment                         2.0            742,525
Construction & Engineering                       1.1            388,611
Diversified Telecommunication Services          10.7          3,942,407
Electric Utilities                               2.4            888,740
Electronic Equipment, Instruments &
  Components                                     1.2            429,861
Food and Beverage                                1.5            565,541
Gas Utilities                                    1.8            665,410
Hotels, Restaurants & Leisure                    1.9            696,768
Insurance                                        4.7          1,715,890
IT Services                                      0.4            148,861
Media                                            3.3          1,224,500
Metals                                           2.1            768,694
Metals & Mining                                  4.5          1,638,826
Multi-Utilities                                  1.9            691,018
Oil, Gas & Consumable Fuels                     14.7          5,384,548
Pharmaceuticals                                  7.0          2,577,395
Real Estate Investment Trusts (REITs)            5.4          1,997,668
Real Estate Management & Development             0.9            337,716
Semiconductors & Semiconductor Equipment         0.8            295,365
Specialty Retail                                 1.6            584,177
Textiles, Apparel & Luxury Goods                 0.8            282,750
Tobacco                                          6.6          2,403,740
Wireless Telecommunication Services              3.1          1,134,981
Other(1)                                         5.2          1,924,187
-----------------------------------------------------------------------
Total                                                       $38,074,367
-----------------------------------------------------------------------




(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depositary Receipt
     EUR -- European Monetary Unit


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     DEUTSCHE BANK AG (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Pool                                   $1,253,792
     ------------------------------------------------------------
     Total market value of collateral securities       $1,253,792
     ------------------------------------------------------------


(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $30,508,314 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $7,779,050
     Unrealized depreciation                            (212,997)
     -----------------------------------------------------------
     Net unrealized appreciation                      $7,566,053
     -----------------------------------------------------------







--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                                FAIR VALUE AT OCT. 31, 2010
                             -----------------------------------------------------------------
                                   LEVEL 1            LEVEL 2
                                QUOTED PRICES          OTHER          LEVEL 3
                                  IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS(B)       INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                  $34,810,744                $--           $--      $34,810,744
  Preferred Stocks                   565,541                 --            --          565,541
  Rights                               5,201                 --            --            5,201
----------------------------------------------------------------------------------------------
Total Equity Securities           35,381,486                 --            --       35,381,486
----------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities
    Metals                                --                 --       768,694          768,694
----------------------------------------------------------------------------------------------
Total Bonds                               --                 --       768,694          768,694
----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          694,979                 --            --          694,979
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --          1,229,208            --        1,229,208
----------------------------------------------------------------------------------------------
Total Other                          694,979          1,229,208            --        1,924,187
----------------------------------------------------------------------------------------------
Total                            $36,076,465         $1,229,208      $768,694      $38,074,367
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $13,259,410. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.



--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                       CORPORATE
                                                         DEBT
                                                      SECURITIES
----------------------------------------------------------------
Balance as of Oct. 31, 2009                            $618,029
  Accrued discounts/premiums                             67,674
  Realized gain (loss)                                       --
  Change in unrealized appreciation
    (depreciation)*                                      82,991
  Sales                                                      --
  Purchases                                                  --
  Transfers into Level 3                                     --
  Transfers out of Level 3                                   --
----------------------------------------------------------------
Balance as of Oct. 31, 2010                            $768,694
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2010 was $82,991.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $28,183,106)                     $36,150,180
  Affiliated money market fund (identified cost $694,979)                     694,979
  Investments of cash collateral received for securities on loan
    (identified cost $1,229,208)                                            1,229,208
-------------------------------------------------------------------------------------
Total investments in securities (identified cost $30,107,293)              38,074,367
Foreign currency holdings (identified cost $115,696)                          119,076
Receivable from Investment Manager                                                926
Capital shares receivable                                                      53,174
Dividends and accrued interest receivable                                     136,437
Receivable from investment securities sold                                    455,180
-------------------------------------------------------------------------------------
Total assets                                                               38,839,160
-------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                   218
Capital shares payable                                                         46,842
Payable for investment securities purchased                                   735,045
Payable upon return of securities loaned                                    1,229,208
Accrued investment management services fees                                       804
Accrued distribution fees                                                         273
Accrued transfer agency fees                                                      695
Accrued administrative services fees                                               80
Other accrued expenses                                                         72,812
-------------------------------------------------------------------------------------
Total liabilities                                                           2,085,977
-------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $36,753,183
-------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    36,773
Additional paid-in capital                                                 28,982,069
Undistributed net investment income                                           248,130
Accumulated net realized gain (loss)                                         (486,152)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        7,972,363
-------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $36,753,183
-------------------------------------------------------------------------------------
*Value of securities on loan                                              $ 1,156,881
-------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                  NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $29,056,833            2,907,285                      $ 9.99(1)
Class B          $ 1,875,577              188,131                      $ 9.97
Class C          $   844,357               84,741                      $ 9.96
Class I          $ 4,935,451              493,000                      $10.01
Class R          $    10,502                1,050                      $10.00
Class R4         $    30,463                3,046                      $10.00
-----------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.60. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $1,710,989
Interest                                                         140,316
Income distributions from affiliated money market fund             1,040
Income from securities lending -- net                             36,397
Foreign taxes withheld                                          (158,655)
------------------------------------------------------------------------
Total income                                                   1,730,087
------------------------------------------------------------------------
Expenses:
Investment management services fees                              235,459
Distribution fees
  Class A                                                         58,854
  Class B                                                         20,679
  Class C                                                          5,806
  Class R                                                             45
  Class R3                                                            18
Transfer agency fees
  Class A                                                         44,210
  Class B                                                          4,160
  Class C                                                          1,112
  Class R                                                              6
  Class R3                                                             4
  Class R4                                                            14
  Class R5                                                             4
Administrative services fees                                      24,462
Plan administration services fees
  Class R                                                             19
  Class R3                                                            18
  Class R4                                                            40
Compensation of board members                                        891
Custodian fees                                                    11,620
Printing and postage                                              28,140
Registration fees                                                 72,405
Professional fees                                                 38,558
Other                                                              8,702
------------------------------------------------------------------------
Total expenses                                                   555,226
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                              (117,871)
------------------------------------------------------------------------
Total net expenses                                               437,355
------------------------------------------------------------------------
Investment income (loss) -- net                                1,292,732
------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED OCT. 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $1,068,812
  Foreign currency transactions                                   34,148
------------------------------------------------------------------------
Net realized gain (loss) on investments                        1,102,960
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        4,238,399
------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          5,341,359
------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $6,634,091
------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                  2010         2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ 1,292,732  $   878,788
Net realized gain (loss) on investments                         1,102,960   (1,378,960)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         4,238,399    6,134,900
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    6,634,091    5,634,728
--------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                    (1,039,349)    (424,203)
    Class B                                                       (75,807)     (34,776)
    Class C                                                       (21,124)      (5,653)
    Class I                                                      (210,743)    (104,698)
    Class R                                                          (367)        (165)
    Class R3                                                         (289)        (182)
    Class R4                                                         (671)        (207)
    Class R5                                                         (321)        (209)
--------------------------------------------------------------------------------------
Total distributions                                            (1,348,671)    (570,093)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                7,486,858   15,276,944
  Class B shares                                                  451,125    1,551,236
  Class C shares                                                  326,736      352,555
  Class R shares                                                      425           --
  Class R4 shares                                                  15,002        8,500
Reinvestment of distributions at net asset value
  Class A shares                                                  985,504      416,219
  Class B shares                                                   73,906       34,203
  Class C shares                                                   19,873        5,149
  Class R shares                                                        8           --
  Class R4 shares                                                     269           11
Conversions from Class B to Class A
  Class A shares                                                  586,823      359,240
  Class B shares                                                 (586,823)    (359,240)
Payments for redemptions
  Class A shares                                               (5,206,085)  (4,280,739)
  Class B shares                                                 (427,591)    (303,100)
  Class C shares                                                  (60,046)     (35,779)
  Class R3 shares                                                  (9,998)          --
  Class R4 shares                                                      --       (7,133)
  Class R5 shares                                                  (9,998)          --
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  3,645,988   13,018,066
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         8,931,408   18,082,701
Net assets at beginning of year                                27,821,775    9,739,074
--------------------------------------------------------------------------------------
Net assets at end of year                                     $36,753,183  $27,821,775
--------------------------------------------------------------------------------------
Undistributed net investment income                           $   248,130  $   281,180
--------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.49       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .37         .30          .07
Net gains (losses) (both realized and
 unrealized)                                         1.52        1.14        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.89        1.44        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.39)       (.19)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.39)       (.19)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.99       $8.49        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.01%      20.16%      (27.12%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       2.35%        4.71%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.42%       1.50%        1.45%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.24%       4.19%        3.78%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29         $21           $5
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.47       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30         .26          .06
Net gains (losses) (both realized and
 unrealized)                                         1.52        1.11        (2.76)
----------------------------------------------------------------------------------
Total from investment operations                     1.82        1.37        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)       (.14)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.32)       (.14)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.97       $8.47        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.10%      19.14%      (27.15%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.53%       3.18%        5.48%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.17%       2.26%        2.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.45%       3.64%        3.11%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $2           $1
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.47       $7.24        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .31         .25          .07
Net gains (losses) (both realized and
 unrealized)                                         1.51        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.82        1.38        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.33)       (.15)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.33)       (.15)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.96       $8.47        $7.24
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.10%      19.21%      (27.18%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.59%       3.05%        5.15%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.17%       2.25%        2.21%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.57%       3.44%        3.31%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.50       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .41         .33          .09
Net gains (losses) (both realized and
 unrealized)                                         1.53        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.94        1.46        (2.68)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.43)       (.21)        (.03)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.43)       (.21)        (.03)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.01       $8.50        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.56%      20.53%      (27.00%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.37%       1.88%        4.12%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.03%       1.09%        1.07%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.61%       4.52%        3.95%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5          $4           $4
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.49       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .34         .27          .07
Net gains (losses) (both realized and
 unrealized)                                         1.53        1.13        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.87        1.40        (2.70)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)       (.16)        (.01)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.36)       (.16)        (.01)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.00       $8.49        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.65%      19.63%      (27.10%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.14%       2.68%        4.92%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.80%       1.83%        1.72%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        3.85%       3.78%        3.36%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(a)
Net asset value, beginning of period                $8.50       $7.25        $9.96
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .39         .28          .08
Net gains (losses) (both realized and
 unrealized)                                         1.51        1.17        (2.77)
----------------------------------------------------------------------------------
Total from investment operations                     1.90        1.45        (2.69)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)       (.20)        (.02)
Tax return of capital                                  --          --         (.00)(b)
----------------------------------------------------------------------------------
Total distributions                                  (.40)       (.20)        (.02)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.00       $8.50        $7.25
----------------------------------------------------------------------------------
TOTAL RETURN                                       23.09%      20.26%      (27.04%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       2.20%        4.42%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.37%       1.33%        1.24%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        4.44%       4.02%        3.89%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               35%         45%          10%
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became available) to Oct. 31, 2008.
(b) Rounds to zero less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle Global Equity Income Fund (the Fund) is a series of RiverSource Global Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I, Class R and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 shares are not subject to sales charges, however, this class is closed to new investors effective Dec. 31, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2010, the Investment Manager owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their

--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the

--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010
At Oct. 31, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                          $9,604
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                           $--
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
At Oct. 31, 2010 the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $143,000 for the year ended Oct. 31, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

adjustment decreased the management fee by $9,164 for the year ended Oct. 31, 2010. The management fee for the year ended Oct. 31, 2010 was 0.77% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $44.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable

--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



to Class R and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.19%
Class B..............................................  0.20
Class C..............................................  0.19
Class R..............................................  0.07
Class R4.............................................  0.09


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $87,000 and $6,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $38,254 for Class A and $1,067 for Class B for the year ended Oct. 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.42%
Class B..............................................  2.17
Class C..............................................  2.17
Class I..............................................  1.03
Class R..............................................  1.80
Class R4.............................................  1.37


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $11,252
Class B............................................    1,058
Class C............................................      277
Class R4...........................................        6




--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The management fees waived/reimbursed at the Fund level were $105,278.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.45%
Class B..............................................  2.21
Class C..............................................  2.21
Class I..............................................  1.06
Class R..............................................  1.86
Class R4.............................................  1.36


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.45%
Class B..............................................  2.20
Class C..............................................  2.20
Class I..............................................  1.03
Class R..............................................  1.70
Class R4.............................................  1.33


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $13,798,033 and $10,381,692, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010       2009
----------------------------------------------------------------
CLASS A
Sold                                          833,743  2,236,131
Converted from Class B(a)                      66,308     44,959
Reinvested distributions                      111,665     54,237
Redeemed                                     (587,846)  (601,493)
----------------------------------------------------------------
Net increase (decrease)                       423,870  1,733,834
----------------------------------------------------------------

CLASS B
Sold                                           51,369    235,158
Reinvested distributions                        8,432      4,436
Converted to Class A(a)                       (66,458)   (45,070)
Redeemed                                      (49,317)   (40,049)
----------------------------------------------------------------
Net increase (decrease)                       (55,974)   154,475
----------------------------------------------------------------

CLASS C
Sold                                           36,140     49,579
Reinvested distributions                        2,252        660
Redeemed                                       (6,713)    (5,153)
----------------------------------------------------------------
Net increase (decrease)                        31,679     45,086
----------------------------------------------------------------

CLASS R(b)
Sold                                               49         --
Reinvested distributions                            1         --
----------------------------------------------------------------
Net increase (decrease)                            50         --
----------------------------------------------------------------

CLASS R3
Redeemed                                       (1,000)        --
----------------------------------------------------------------
Net increase (decrease)                        (1,000)        --
----------------------------------------------------------------

CLASS R4
Sold                                            1,787      1,151
Reinvested distributions                           29          2
Redeemed                                           --     (1,122)
----------------------------------------------------------------
Net increase (decrease)                         1,816         31
----------------------------------------------------------------

CLASS R5
Redeemed                                       (1,000)        --
----------------------------------------------------------------
Net increase (decrease)                        (1,000)        --
----------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $1,156,881 were on loan, secured by cash collateral of $1,229,208 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $36,397 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $9,324,225 and $8,973,035, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust distributions, investments in

--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



partnerships, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $22,889 and accumulated net realized loss has been increased by $22,889.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED OCT. 31,                             2010       2009
-----------------------------------------------------------------
Ordinary income............................  $1,348,671  $570,093
Long-term capital gain.....................          --        --


At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $  593,416
Undistributed accumulated long-term gain.........  $       --
Accumulated realized loss........................  $ (429,635)
Unrealized appreciation (depreciation)...........  $7,570,560


For federal income tax purposes, the Fund had a capital loss carry-over of $429,635 at Oct. 31, 2010, that if not offset by capital gains will expire in 2017. For the year ended Oct. 31, 2010, $1,047,638 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Global Equity Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's

--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On Dec. 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Equity Income Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Global Equity Income Fund of the RiverSource Global Series, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2010


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     52.34%
    Dividends Received Deduction for corporations................     25.41%
    U.S. Government Obligations..................................      0.00%
    Foreign Taxes Paid...........................................   $124,322
    Foreign Source Income........................................   $867,266


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
54  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
56  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
58  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2010 ANNUAL REPORT  59

THREADNEEDLE GLOBAL EQUITY INCOME FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6525 AJ (12/10)

Item 2. Code of Ethics.

          (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

          (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

          The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Global Series, Inc. were as follows:

                       2010 - $221,489   2009 - $224,347

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the issuance of consents for new share class filings and the 2010 transfer agent 17Ad-13 review for RiverSource Global Series, Inc. were as follows:

                         2010 - $7,057   2009 - $3,708

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Global Series, Inc. were as follows:

                        2010 - $59,656   2009 - $43,761

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Global Series, Inc. were as follows:

                             2010 - $0   2009 - $0


     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                     2010 - $2,492,674   2009 - $869,955

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

         Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

         (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

         (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

         (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

         (a)(3) Not applicable.

         (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Global Series, Inc.


By /s/ J. Kevin Connaughton
   ------------------------------
   J. Kevin Connaughton
   President and Principal
   Executive Officer

Date December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ------------------------------
   J. Kevin Connaughton
   President and Principal
   Executive Officer

Date December 20, 2010


By /s/ Jeffrey P. Fox
   ------------------------------
   Jeffrey P. Fox
   Treasurer and Principal
   Financial Officer

Date December 20, 2010